As filed with the Securities and Exchange Commission on March 7, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-01800

U.S. GLOBAL INVESTORS FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

U.S. Global Investors Funds Annual Report

December 31, 2016

U.S. Global Investors Funds

Annual Report

December 31, 2016

Table of Contents

Letter to Shareholders	1
Definitions for Management Teams' Perspectives	10
Management Team's Perspective	12
Portfolios of Investments	54
Notes to Portfolios of Investments	98
Statements of Assets and Liabilities	110
Statements of Operations	114
Statements of Changes in Net Assets	118
Notes to Financial Statements	124
Financial Highlights	140
Report of Independent Registered Public Accounting Firm	151
Trustees and Officers	152
Approval of Investment Advisory Agreement	155
Additional Information	162
Expense Example	164

Nasdaq Symbols

U.S. Global Investors Funds

Investor Class
U.S. Government Securities Ultra-Short Bond Fund	UGSDX
Near-Term Tax Free Fund	NEARX
All American Equity Fund	GBTFX
Holmes Macro Trends Fund	MEGAX
Global Resources Fund	PSPFX
World Precious Minerals Fund	UNWPX
Gold and Precious Metals Fund	USERX
Emerging Europe Fund	EUROX
China Region Fund	USCOX

Institutional Class
Global Resources Fund	PIPFX
World Precious Minerals Fund	UNWIX
Gold and Precious Metals Fund*	USEIX
Emerging Europe Fund*	EURIX

*

The Institutional Class shares of the Gold and Precious Metals and Emerging Europe Funds have not commenced operations and currently are closed to investors. A notice will be issued when each class commences operations and opens to investors.

Atlantic Fund Services 3 Canal Plaza, Suite 600 Portland, ME 04101

U.S. Global Investors Funds	(unaudited)

Dear Fellow Shareholder,

2016 was a banner year for gold. After finishing in the red for three straight years, the yellow metal made a remarkable turnaround, ending 2016 up 8.56 percent.

In the first half of the year—gold’s best since 1974—demand was driven largely by the Fear Trade. Government bond yields in countries such as Japan, Switzerland and Germany plunged below zero, prompting overseas investors to pile into gold, not to mention American municipal debt. A shaky stock market early in the year, not to mention geopolitical uncertainty—specifically the risk of Brexit in the United Kingdom and the rise of Donald J. Trump here in the United States—also boosted demand.

In the second half, gold began to stall as investors awaited the results of the U.S. presidential election and anticipated a December rate hike. Immediately following Trump’s win, equities took off and the U.S. dollar surged, causing gold to fall out of favor. Between November 8 and December 31, 2016, the precious metal retreated nearly 10 percent.

Despite the downturn, gold miners managed to strike gold in 2016. The group, as measured by the NYSE Arca Gold Miners Index, finished the year up an amazing 53.26 percent, based on simple price appreciation, handily beating all other asset classes shown below.

I was immensely happy with the performance of our two gold funds, the Gold and Precious Metals Fund (USERX) and the World Precious Minerals Fund (UNWPX), both of which led many of their peers.

U.S. Global Investors Funds	(unaudited)

The two funds also received special recognition from Morningstar in 2016. USERX earned a 5-Star Overall Rating (as of December 31, among 71 Equity Precious Metals funds, based on risk-adjusted returns), while UNWPX was honored with a 5-Star Rating over the three-year period (again, as of December 31, among 71 Equity Precious Metals funds, based on risk-adjusted returns).

Gold should continue to be supported in 2017 by even deeper negative real rates, which could fall to their lowest level in two years as inflation outpaces nominal interest rate increases, according to UBS. In October, Federal Reserve Chair Janet Yellen suggested there might be some benefit in allowing inflation to exceed the central bank’s target rate of 2 percent before another hike is considered, which is good news for gold. Numerous times in the past I’ve shown that the yellow metal has tended to rise when real rates—what you get when you subtract inflation from the federal funds rate—fell into negative territory.

Global Manufacturing Improved, Supporting Commodity Prices

Commodities were the second-best asset class last year, responding to improved manufacturing activity and trade volumes around the world. Global manufacturing expanded for the fourth straight month in December, reaching 52.7, its highest reading since February 2014.

Purchasing manager’s index (PMI) readings for the U.S., Germany, Japan and the eurozone all recorded their highest posts in at least a year after building on a strengthening uptrend that had been in place since September. International trade volume expansion hit a 27-month high in December. And despite the “negative” consequence of Brexit, the U.K. Manufacturing PMI posted an amazing 56.1, up from 53.4 in November.

U.S. Global Investors Funds	(unaudited)

Despite a strengthening dollar, commodity prices remained relatively resilient, presumably on hopes that Trump’s proposed $1 trillion infrastructure spending package would be realized.

Year after year, the Periodic Table of Commodity Returns continues to be one of our most popular pieces. You can find the full-color, high-resolution version on our website, www.usfunds.com.

China’s commodities trading volume was also impressive in 2016. For the seventh consecutive year, the Asian giant maintained its rank as the biggest importer of raw materials. This helped solidify China’s role as the world’s top engine of economic growth, contributing an estimated 33.2 percent to global economic expansion in 2016, according to China’s National Bureau of Statistics.

Small Business Optimism Soared to 12-Year High

Here in the U.S., President Trump’s pledge to lower taxes and slash regulations is working wonders for business optimism. In December, the Index of Small Business Optimism soared a phenomenal 7.4 points to 105.8, its highest reading since 2004. The National Federation of Independent Business (NFIB), which conducts the survey, reported that attitudes toward capital spending and job creation in particular surprised to the upside.

U.S. Global Investors Funds	(unaudited)

Small-cap stocks, as measured by the Russell 2000 Index, surged on bets that Trump’s “America First” policies will benefit domestics with limited exposure to foreign markets, more so than multinational blue-chip stocks.

U.S. Global Investors Funds	(unaudited)

The president’s proposals are aggressively inward-facing, which bodes well for companies with little foreign exposure. As a group, small caps have far less exposure to foreign markets than larger, multinational companies do. Because they rely a lot less on exports, they’re not as negatively affected by a strong U.S. dollar, which has the effect of making American-made products more expensive for foreign buyers.

New Models for Our Domestic Equities Funds

We’re committed to taking advantage of this upside, which is why we adjusted and dramatically improved the methodology for our two domestic equities funds, the All American Equity Fund (GBTFX) and the Holmes Macro Trends Fund (MEGAX).

Among other changes, we seek to capture the performance of the “growthiest” companies in All American’s benchmark, the S&P 500 Index, by focusing on those whose most recent quarter’s sales per share is greater than the average of the previous four quarters. So if a company’s average sales per share for the past four quarters is $30, let’s say, it needs to show something higher than that in the current quarter to be considered. We want the most active, productive companies on a per-share basis, and we’ve found that sales per share (also known as revenue per share) is one of the best ways to measure this.

The benchmark for MEGAX is the S&P Composite 1500 Index, which introduces small- and mid-cap stocks to our universe of investable companies. Again, many of these stocks have been among the best performers since the November election.

Mid-cap companies are especially attractive because they’ve reached a point in their enterprise life cycle where the challenges inherent to smaller companies—raising capital early on and managing capacity growth, for example—are mostly behind them. At the same time, they remain dynamic enough for rapid growth to be possible.

That’s why mid-cap stocks now account for 40 percent of our new MEGAX model. Meanwhile, 36 percent is in small caps, the remaining 24 percent in large caps.

We’re very excited about the changes and have a lot of confidence in them going forward.

Warren Buffett’s Big Bet on Airlines

After years of deriding the airline industry, billionaire investor Warren Buffett confirmed in November that his holding company invested nearly $1.3 billion in the four big-name domestic carriers.

This was a dramatic reversal for the 86-year-old investing wizard, who previously called the airline industry a capital “death trap” and once joked that investors would have been served well had Orville Wright’s plane been shot down at Kitty Hawk.

U.S. Global Investors Funds	(unaudited)

The thing is, Buffett held these opinions long before airlines began making the fundamental changes that would flip their fortunes from bankruptcy to record profitability. When Buffett first tried his hand at making money in the aviation industry in 1989, airlines were still struggling in a fiercely competitive marketplace.

But following the massive wave of industry consolidation between 2005 and 2010, a new business environment emerged, one characterized by disciplined capacity growth, new sources of revenue, greater efficiency and a commitment to repairing balance sheets.

Buffett professes to like airlines now for the same reason he’s long been a fan of railroads—namely, the barriers to entry are extremely high if not entirely impenetrable to new competitors. This is the “moat” Buffett refers to when talking about rail. What’s more, as a value investor, he prefers inexpensive stocks, and among industrials, airlines were cheapest of all, based on price-to-earnings and cash flow.

Muni Bonds a Key to Making America Great Again

Again, President Trump has proposed a spending package as high as $1 trillion over the next 10 years. Although the private sector will be expected to finance a large portion of the work, massive amounts of public debt will be necessary.

U.S. Global Investors Funds	(unaudited)

As such, this could be a “very big item for the muni market in the coming years,” according to John Vahey, managing director of federal policy for Bond Dealers of America, a trade association for fixed-income dealers. Demand is high at the moment. On Election Day alone, U.S. voters approved $55.7 billion in new debt, the highest single-day issuance since 2008.

Even though rates were lifted only 0.25 percent in December, it’s important to be aware that when rates rise, bond prices fall. At first glance, this inverse relationship might seem illogical, but it makes sense. If newly-issued bonds carry a higher yield, the value of existing bonds with lower rates declines.

That’s why investors should consider taking advantage of shorter-duration, investment-grade munis, which are less sensitive to rate increases than longer-term bonds whose maturities are further out.

Our Near-Term Tax Free Fund (NEARX) invests primarily in high-quality, investment-grade muni bonds in attractive jurisdictions. We believe after all, a well-structured, diversified portfolio—one that also includes munis—is still the most prudent strategy going forward.

To get the latest insights and commentary on gold and other commodities, emerging markets, municipal bonds and much, much more, subscribe to our Investor Alert and to my personal CEO blog, Frank Talk. Both can be reached by visiting usfunds.com.

Thank you for your continued trust and confidence in U.S. Global Investors.

Happy investing!

Frank E. Holmes
CEO and Chief Investment Officer
U.S. Global Investors, Inc.

Please consider carefully a fund’s investment objectives, risks, charges and expenses. For this and other important information, obtain a fund prospectus by visiting www.usfunds.com or by calling 1-800-US-FUNDS (1-800-873-8637). Read it carefully before investing. The Funds are distributed by Foreside Fund Services, LLC. U.S. Global Investors is the investment adviser.

U.S. Global Investors Funds	(unaudited)

Gold and Precious Metals Fund	World Precious Minerals Fund
Overall/71	Overall/71
3-Year/71	3-Year/71
5-Year/64	5-Year/64
10-Year/46	10-Year/46

Morningstar ratings based on risk-adjusted return and number of funds
Category: Equity Precious Metals
Through: 12/31/2016

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

Bond funds are subject to interest-rate risk; their value declines as interest rates rise. Though the Near-Term Tax Free Fund seeks minimal fluctuations in share price, it is subject to the risk that the credit quality of a portfolio holding could decline, as well as risk related to changes in the economic conditions of a state, region or issuer. These risks could cause the fund’s share price to decline. Tax-exempt income is federal income tax free. A portion of this income may be subject to state and local taxes and at times the alternative minimum tax. The Near-Term Tax Free Fund may invest up to 20% of its assets in securities that pay taxable interest. Income or fund distributions attributable to capital gains are usually subject to both state and federal income taxes.

Stock markets can be volatile and share prices can fluctuate in response to sector-related and other risks as described in the fund prospectus.

Gold, precious metals, and precious minerals funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The prices of gold, precious metals, and precious minerals are subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 5% to 10% of your portfolio in these sectors.

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver. The index benchmark value was 500.0 at the close of trading on December 20, 2002. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance

U.S. Global Investors Funds	(unaudited)

in the global emerging markets. The Russell 2000 Index is a U.S. equity index measuring the performance of the 2,000 smallest companies in the Russell 3000. The Russell 3000 Index consists of the 3,000 largest U.S. companies as determined by total market capitalization. The S&P Composite 1500 is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, the S&P 500 and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994.

The JPMorgan Global Manufacturing Purchasing Manager’s Index is an indicator of the economic health of the global manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

The Small Business Optimism Index is compiled from a survey that is conducted each month by the National Federation of Independent Business (NFIB) of its members.

U.S. Global Investors is not affiliated with Warren Buffett or Berkshire Hathaway.

The sections labeled Portfolio of Investments contain complete lists of the funds’ holdings.

There is no guarantee that the issuers of any securities will declare dividends in the future or that, if declared, will remain at current levels or increase over time.

All opinions expressed and data provided are subject to change without notice. Some of these opinions may not be appropriate to every investor.

Definitions for Management Teams’ Perspectives	(unaudited)

Benchmark Index Definitions

Returns for indices reflect no deduction for fees, expenses or taxes, unless noted.

The Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index tracks the performance of U.S. Treasury Bills with a maturity of six to nine months.

The Bloomberg Barclays 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least $50 million, have an amount outstanding of at least $5 million and have a maturity of two to four years.

The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable and attributable gold production of at least 300,000 ounces a year and that derive 75% or more of their revenue from mined gold.

The Hang Seng Composite Index is a market-capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the Main Board of the Hong Kong Stock Exchange.

The MSCI Emerging Markets Europe 10/40 Index (Net Total Return) is a free float-adjusted market capitalization index that is designed to measure equity performance in the emerging market countries of Europe (Czech Republic, Greece, Hungary, Poland, Russia and Turkey). The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax). The index is periodically rebalanced relative to the constituents’ weights in the parent index.

The NYSE Arca Gold Miners Index is a modified market capitalization-weighted index comprised of publicly-traded companies involved primarily in the mining for gold and silver.

The S&P Global Natural Resources Index (Net Total Return) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining. The index is calculated on a net return basis (i.e., reflects the minimum possible dividend reinvestment after deduction of the maximum rate withholding tax).

The S&P 500 Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The S&P Composite 1500 Index is a broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, the S&P 500 and the S&P 600.

Definitions for Management Teams’ Perspectives	(unaudited)

Other Index Definitions

The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The index represents 20 commodities, which are weighted to account for economic significance and market liquidity.

The Caixin China Manufacturing Purchasing Manager’s Index is a composite indicator designed to provide an overall view of activity in the manufacturing sector and acts as a leading indicator for the whole economy. When the PMI is below 50.0 this indicates that the manufacturing economy is declining and a value above 50.0 indicates an expansion of the manufacturing economy.

The MSCI All Country Far East Free ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of the Far East, excluding Japan. The index consists of the following developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand.

The Purchasing Manager’s Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI index is based on five major indicators: new orders, inventory levels, production, supplier deliveries and the employment environment.

The Shanghai Composite Index is an index of all stocks that trade on the Shanghai Stock Exchange.

The U.S. Trade Weighted Dollar Index provides a general indication of the international value of the U.S. dollar.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

Management Team’s Perspective

Introduction

The U.S. Government Securities Ultra-Short Bond Fund (UGSDX) is designed to be used as an investment that takes advantage of the security of U.S. Government bonds and obligations, while simultaneously pursuing a higher level of current income than money market funds offer. The fund’s dollar-weighted average effective maturity is two years or less.

Performance Graph

U.S. Government Securities Ultra-Short Bond Fund

Average Annual Performance		For the Years Ended December 31, 2016
	One Year	Five Year	Ten Year
U.S. Government Securities Ultra-Short Bond Fund	0.47%	0.24%	0.78%
Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index	0.49%	0.20%	0.40%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations and reimbursements to maintain a minimum yield, without which returns would have been lower.

The above returns for the U.S. Government Securities Ultra-Short Bond Fund include the fund’s results as a money market fund through the date of its conversion (December 20, 2013) to an ultra-short bond fund, and therefore are not representative of the fund’s results had it operated as an ultra-short bond fund for the full term of the periods shown.

Gross expense ratio as stated in the most recent prospectus is 1.13%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45%. The Adviser can modify or terminate this arrangement at any time. In addition, returns may include the effects of additional voluntary waivers of fees and reimbursements of expenses by the Adviser, including waivers and reimbursements to maintain a minimum net yield for the fund.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

Despite no tangible change in economic fundamentals, the risk-off sentiment that dominated the beginning of the year completely reversed by the first quarter’s end. To start the year, depressed oil prices and global growth concerns, particularly in China, led to significant spread widening across the credit markets, a sharp drop in equity markets and a rally in Treasuries. However, the market rebounded in mid-February on little data, causing oil prices to rise by nearly 10 percent, the S&P 500 Index to post a positive 1.2 percent return, and high-yield debt to recover amidst significant inflows. Poor liquidity conditions exacerbated market volatility in the first quarter. The depth to which the markets fell and the speed at which prices rebounded without any significant fundamental catalyst are evidence of the challenges investors face in the illiquid environment. Trading volumes have failed to keep pace with an increase in issuance across corporate and sovereign bonds, increasing the likelihood that smaller trading volumes will have an outsize impact on market pricing. Given the volatility that dominated the beginning of the year and increasing evidence of a slowing U.S. economy, the market largely expected the Federal Reserve (the Fed) to keep rates on hold at its March meeting. The Fed delivered, keeping the benchmark lending rate steady at between 0.25 and 0.50 percent. The Fed emphasized the uncertainty surrounding the outlook and the rising risks from abroad as some of the key factors weighing on its decision. Furthermore, Fed officials scaled back its forecast for rate hikes during the remainder of the year, expecting to raise rates twice in 2016, compared to their December 2015 projection of four times. By focusing on financial market turmoil as a key element that factored into its decision, the Fed appeared to be reversing course on the importance of market volatility. Previously, the Fed dismissed volatility in oil prices or markets as a normal phenomenon that did not drive policy. Now, the Fed stated it is uncomfortable raising rates in the context of market volatility like that seen during the first quarter.

The second quarter saw the unprecedented phenomenon of more than $10 trillion in negative-yielding government debt stretching around the world, defying the boundaries of what should be possible according to traditional economics. Central banks’ pumping continued monetary stimulus, coupled with weak fundamentals, drove markets to extreme levels. Concerns over a number of potential tail risks during previous months resulted in intense market volatility with sharp selloffs, followed by exuberant rallies. The Brexit surprise was the latest such event that appeared on most investors’ list of concerns, and if realized, was expected to result in a market selloff. While a selloff did occur, it was only a moderate one over a period of just two days. A rally then persisted not only for risky assets but U.S. Treasuries as well. This trend was representative of broader forces at work, all of which resulted in increased market volatility. As investors awaited the remaining half of the year, there were many potential market disruptors that included the U.S. elections, other referendums (Scotland, Catalonia), potential policy error by the Fed, China’s economic rebalancing, sluggish global growth, troubled Italian banks, negative

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

interest rate policies (NIRP) and other geopolitical events. As disruptive as it was, NIRP ironically had a silver lining. The lack of yield across the globe implied that U.S. fixed income markets were one of the world’s most attractive, particularly on a risk adjusted basis. This was reflected in the strong performance of U.S. fixed income during the second quarter. The U.S. Treasury curve flattened, with 10+ year maturity bonds exhibiting declines of 30 basis points (bps) or more. The 10-year ended the quarter at 1.47 percent. Corporate bond performance, maintaining the momentum from the first quarter, was mostly positive with energy and metals & mining leading the charge. Spreads shrugged off the Brexit vote late in June.

The month of September was dominated by central bank meetings as the Federal Reserve, Bank of Japan, European Central Bank (ECB) and the Bank of England all held policy meetings. Importantly, the sentiment around September’s meetings was a bit different than in past years as the market started to question the efficacy of further central bank easing. Judging by Treasury market price action, the aggregate of global central bank action for September left the market wanting as Treasury yields finished lower on the month. The release of the September statement showed a Fed that hoped a tightening could be warranted in December. It was apparent from the release of the staff economic projections that hiking aspirations for 2017 and beyond were significantly more tepid than they were previously. The staff’s forecasts for the fed funds rate called for one rate hike in 2016 (down from two before), two hikes in 2017 (down from three before) and three hikes in 2018 (same as before). These downward revisions suggested the notion that monetary policy is less accommodative at current levels than previously thought was beginning to take hold inside the Federal Reserve Open Market Committee (FOMC).

While the ECB elected to ease policy in roundabout fashion at their December policy meeting, the FOMC decided to tighten policy at its own December meeting, raising the policy rate from 25-50 bps to 50-70 bps. This move did not come as much of a surprise to market participants, as it was fully priced into fed funds future contracts prior to the meeting. Similarly, the release of the FOMC statement was very much as expected, delivering an even-handed, non-committal assessment of the U.S. macroeconomic backdrop. However, the Fed did deliver one final surprise to the market in the form of an upgrade to the policy-tightening forecast for 2017. The median participant now looks for three hikes in 2017, up from two in September, and the mean outlook for the funds rate at the end of next year was revised up 7 bps from 1.31 percent to 1.38 percent. The level of the funds rate projection for 2018 and 2019 was shifted up slightly, though the pace of hikes in those years was generally little changed from the September projections. Interestingly, this upgraded 2017 tightening guidance did not come with any upgrades to the FOMC’s economic forecast projections. The Fed expects slightly better growth next year of 2.1 percent versus its prior forecast of 2 percent. The 2018 growth forecast was left unchanged at 2 percent. Despite offering minimal forward guidance, the 25 bps policy tightening seemed to temporarily reawaken the animal spirits in the U.S. Treasury market as yields surged higher, led by the middle segment of the curve.

U.S. Government Securities Ultra-Short Bond Fund	(unaudited)

Investment Highlights

The U.S. Government Securities Ultra-Short Bond Fund returned 0.47 percent for the year ended December 31, 2016, underperforming its benchmark, the Bloomberg Barclays U.S. Treasury Bills 6-9 Months Total Return Index, which returned 0.49 percent.

The fund shortened its maturity profile toward the latter half of 2016 as interest rates on short-term agency securities moved higher in anticipation of the Fed’s rate hike and after the U.S. election. This allowed the fund to mitigate losses.

Current Outlook

Interest rates rose much further and faster than expected in 2016. From a post-Brexit low of 1.37 percent in July, the benchmark 10-year Treasury yield hit a high of 2.64 percent in December, after the Fed hiked the fed funds rate for the first time all year, and indicated that it may raise it three more times in 2017. Elections and geopolitical events around the world seem to be pointing to a paradigm shift. Populist forces eager for faster growth have led to a shift from monetary policy to fiscal stimulus. In the U.S., expectations are running high that the pro-growth policies of Donald Trump will lead to a more hawkish Fed and higher rates.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Portfolio Allocation by Issuer Based on Total Investments	December 31, 2016

Portfolio Allocation by Maturity	December 31, 2016
6 – 12 Months	$40,778,171	74.5%
1 – 2 Years	13,940,322	25.5%
	$54,718,493	100.0%

Near-Term Tax Free Fund	(unaudited)

Management Team’s Perspective

Introduction

The Near-Term Tax Free Fund (NEARX) seeks to provide a high level of current income exempt from federal income taxation and to preserve capital. However, a portion of any distribution may be subject to federal and/or state income taxes. The Near-Term Tax Free Fund will maintain a weighted average maturity of less than five years.

Performance Graph

Near-Term Tax Free Fund

Average Annual Performance		For the Years Ended December 31, 2016
	One Year	Five Year	Ten Year
Near-Term Tax Free Fund	-0.45%	1.40%	2.69%
Bloomberg Barclays 3-Year Municipal Bond Index	0.08%	1.13%	2.71%
Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.
Gross expense ratio as stated in the most recent prospectus is 1.09%. The Adviser has contractually agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 0.45% on an annualized basis through April 30, 2017.
See Definitions for Management Teams’ Perspectives for index definitions.
Please visit our website at www.usfunds.com for updated performance information for different time periods.

Near-Term Tax Free Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

Municipal bond yields declined during the first quarter of the year, which drove prices higher. A higher exposure to cash, given unattractive yields, was a drag on fund performance. As short-term rates rose and longer-term yields declined, the municipal yield curve flattened. As a result, longer-term bonds outperformed. The front end of the yield curve, in the area with less-than-two-year maturities, had the weakest returns. The fund benefited modestly from its barbell positioning. Within the main sectors, revenue bonds and general obligations outperformed and pre-refunded bonds lagged. Of the largest states, New Jersey had the best returns for the quarter. Illinois outperformed to a lesser extent, and California lagged slightly. Investors’ fears about falling commodity prices, a slowing Chinese economy and market volatility abated during the first quarter, which led to a greater appetite for risk and allowed lower-rated and longer-maturity bonds to outperform. The fund’s large exposure to higher quality bonds was a source of underperformance. While overall credit fundamentals remain sound, specific issuers were newsworthy. Illinois remained without a state budget, and the impasse continued to pressure state universities and the Chicago Board of Education, among others. Energy-producing states North Dakota, Alaska and Louisiana were downgraded in response to ongoing weakness in oil prices. Draft legislation from the U.S. House of Representatives was set to allow Puerto Rico to restructure some of its $70 billion debt under a federal oversight board, and this legislation was slated to be formally introduced to the U.S. Congress in April.

The second quarter saw unprecedented geopolitical outcomes. Most notably, in a historic decision, the U.K. voted to exit the European Union. Despite polls showing a close race, markets were taken aback by the “leave” decision and sold off sharply. The pound dropped 12 percent to a 30-year low. Global stock markets also suffered large corrections. Meanwhile, global rates saw immediate flight-to-safety moves with the 10-year U.S. Treasury yield touching 1.40 percent and German 10-year yields reaching negative 0.16 percent. In U.S. markets, the dollar, U.S. Treasuries and equities saw the greatest price impacts following the Brexit vote, but they rebounded quickly as fears faded that Brexit was a new “Lehman moment.” Central banks stepped in to backstop risk by providing ample liquidity to the market, but the 10-year U.S. Treasury yield remained hovering around 1.5 percent, roughly 30 bps below where it was pre-Brexit, reflecting the significant uncertainty that still hung over the market. With nearly 50 percent of global fixed income securities yielding 1 percent or lower, the search for yield drove investors into riskier assets and overshadowed worsening fundamentals. During the quarter, the spread between the 2-year Treasury note and the 10-year was less than 90 bps, the lowest level since 2007. In contrast to previous episodes of curve flattening, which were driven by Federal Reserve rate hikes on the front end, this instance of curve flattening was driven by a rally in 10-year rates. Amid worries about jobs growth and low inflation, the Fed opted to hold off on a rate hike at the June meeting. Bringing its views more in line with market expectations, the Fed revised its forecast for growth in

Near-Term Tax Free Fund	(unaudited)

2016, from 2.2 percent to 2 percent, and lowered projections of future rate increases. As of the June meeting, most members still anticipated two hikes, though a greater number of officials forecasted just one increase. In municipal market developments, the U.S. Senate passed the bill protecting Puerto Rico from creditors. The legislation created a financial control board to help restructure the island’s $70 billion in debt and oversee its finances, marking the largest federal intervention ever into the U.S. municipal bond market. Illinois had its bond ratings dropped to levels not seen for a U.S. state in over a decade because of a protracted political deadlock that had left it veering toward its second straight year without a budget. Moody’s cut its grade on about $28.8 billion of general-obligation and sales-tax debt by one level to Baa2, its lowest for a state since Massachusetts in 1992. S&P Global Ratings followed by dropping it one step to BBB+. Atlantic City got a lifeline as New Jersey Governor Chris Christie signed two bills that pulled the city from the brink of bankruptcy and gave it about five months to right its finances, a task that if unmet would result in an unprecedented state takeover. The measures infused Atlantic City with enough cash to pay bills and workers through October. Officials had until then to craft a five-year plan to restore fiscal stability. Tennessee was awarded a AAA general-obligation bond rating from S&P Global Ratings, which cited the strengthening state economy, growing reserves and consistent payment of its required contribution to the state’s pension system. It became the eighth state to receive the top bond rating ranking from both S&P Global Ratings and Moody’s. The others are Delaware, Maryland, Missouri, North Carolina, Texas, Utah and Virginia.

As was widely expected, in their September meeting, the Federal Reserve’s Open Market Committee (FOMC) opted to keep the federal funds rate unchanged. Fed Chair Janet Yellen and her allies maintained that employment and inflation data did not warrant an increase and they continued to resist pressures to tighten monetary policy. While the Fed was reluctant to act, the end of the lower-for-longer era of U.S. central bank policy appeared to be drawing closer and a December rate hike looked likely. The FOMC upgraded its assessment of near-term risks, describing them as “roughly balanced.” The Fed also clearly signaled its intent in its Summary of Economic Projections by showing a preponderance of participants still expected an increase in 2016. Investors’ focus for the remainder of the quarter shifted toward the November elections and December’s FOMC meeting. In state and municipal government news, a report from Moody’s evaluated the impact of low oil and gas prices on energy-dependent state and local governments. It noted that the hardest hit states were Alaska, Louisiana, North Dakota, Oklahoma and New Mexico. In other news, Chicago approved a plan to raise the city’s water and sewer taxes to shore up its pension funds. The plan calls for a hike in the taxes of about 33 percent over five years. California had its credit rating raised by Fitch Ratings to AA- because of the strength of its economy and strong budget management. Lastly, in a report analyzing the fiscal resilience among U.S. states, S&P Global Ratings deemed Illinois, Pennsylvania, New Jersey and Connecticut to have “only a limited capacity” to withstand the effect of a moderate recession. The report also found Washington, Florida and New York as the best positioned.

Near-Term Tax Free Fund	(unaudited)

November’s surprise election outcome proved to be a boon for risk assets and a bust for so-called “safe havens,” including Treasuries and municipal bonds. Muni prices sank as a result of a rally in yields and, to a lesser degree, concerns over future infrastructure spending and tax policies. It was the market’s worst performance month since the 2008 financial crisis. Fund flows, a measure of demand, turned sharply negative, ending 56 weeks of inflows. More than $10 billion left muni funds in November. The California Public Employees’ Retirement System (CalPERS), the nation’s largest public pension fund, voted to reduce its discount rate or rate of return on its investments from 7.5 percent to 7 percent over the next three years. CalPERS determined that achieving a 7.5 percent investment return over the next 10 years would be a significant challenge. Reducing the discount rate will undoubtedly result in higher contribution rates for California local governments that participate in the CalPERS plan. Furthermore, CalPERS’ decision to lower its discount rate has far reaching implications beyond California to the broader state and local government sector. Given the size of the fund (more than $300 billion), CalPERS has been a bellwether for investment trends at other public plans. Any change it makes will likely influence others to follow suit and lower their own discount rates, which, in turn, will result in incremental credit pressure for the sector. Overall, rating agencies do a good job of incorporating the implications of changes in discount rate assumption into their analysis by using their own hypothetical standardized discount rates to calculate the unfunded pension liabilities. However, the ratings don’t necessarily fully incorporate the potential budgetary impact of a reduction in discount rates. As a result, as broader public pension funds continue to reduce discount rates, state and local governments will likely feel incremental negative ratings pressure.

Investment Highlights

For the year ended December 31, 2016, the Near-Term Tax Free Fund returned -0.45 percent, underperforming its benchmark, the Bloomberg Barclays 3-Year Municipal Bond Index, which gained 0.08 percent.

Strengths

●

Buying opportunistically during multi-standard deviation moves in the municipal bond market and letting the yield advantage work in the fund’s favor over time has proven to be advantageous, as has the fund’s low turnover approach.

●	The fund benefited from its allocation to bonds from New York, New Hampshire and New Jersey.

●	The fund benefited from its allocation to medical and higher education bonds.

Weaknesses

●	The fund was negatively impacted from an overweight position in Texas bonds, which underperformed.

●	The fund’s exposure to general obligation bonds underperformed.

Near-Term Tax Free Fund	(unaudited)

●	The fund was hurt by its exposure to the longer end of the yield curve, which underperformed the shorter end.

Current Outlook

Opportunities

●

Concerns about overburdened pensions place increasingly more pressure on troubled state’s general obligation bonds. As a result, focusing on high quality essential revenue bonds instead of general obligation bonds is likely to be an area of opportunity.

Threats

●

Tax reform, which has been a Republican priority, is likely to garner increasing interest. While the value of tax exemption would be lessened if the top marginal tax rate were reduced from 39.6 percent to 33 percent, the correction necessary to overcome this lower-tax environment is likely to be manageable. While the elimination of the tax exemption is unlikely, it poses a major threat to the municipal market.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Top 10 Area Concentrations (Based on Net Assets)	December 31, 2016
Texas	23.95%
New York	9.54%
Washington	8.90%
Florida	5.21%
Illinois	4.48%
Michigan	3.86%
Pennsylvania	3.17%
New Jersey	3.16%
California	2.68%
Missouri	2.38%
Total Top 10 Areas	67.33%

Near-Term Tax Free Fund	(unaudited)

Municipal Bond Ratings* Based on Total Municipal Bonds	December 31, 2016

*

Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings for each issue are obtained from Moody’s and S&P Global Ratings, and the higher rating for each issue is used.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Management Team’s Perspective

Introduction

The principal objective of the All American Equity Fund (GBTFX) is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks while retaining the flexibility to seek out promising individual stock opportunities, including stocks with meaningful dividend yields.

The Holmes Macro Trends Fund (MEGAX) invests in companies with good growth prospects and strong positive earnings momentum. The fund’s primary objective is to seek long-term capital appreciation.

Performance Graphs

All American Equity Fund

Average Annual Performance		For the Years Ended December 31, 2016
	One Year	Five Year	Ten Year
All American Equity Fund	-0.14%	8.12%	4.10%
S&P 500 Index	11.96%	14.66%	6.95%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 1.94%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund

Average Annual Performance		For the Years Ended December 31, 2016
	One Year	Five Year	Ten Year
Holmes Macro Trends Fund	8.66%	8.36%	3.70%
S&P Composite 1500 Index	13.03%	14.78%	7.19%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 1.81%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.20%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

The Year in Review – Economic and Political Issues that Affected the Funds

The fundamental manager struggled in 2016 against a sea of macro related surprises. For example, volatility spiked the first few months of the year, Brexit surprised investors in June, the world experienced a surprise outcome with a Donald Trump win in the U.S. presidential election and the Federal Reserve raised rates in December.

Despite the macro surprises, U.S. equities performed well, finishing the year with a 11.96 percent gain.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

The top performing factors in 2015 failed to continue their winning ways in 2016. Returns, balance sheet, size and volatility started off strong early in the year, but reversed and continued to be weak the remainder of the year due to reflationary expectations on investors’ minds. Value was the best performing factor in 2016.

In December, the Fed raised its benchmark rate 25 bps. This will be a slight headwind going into 2017, but the Fed believes the economy should remain on its current pace of growth. The Fed is so confident about economic growth, in fact, that it warned about a possible two additional hikes before the end of 2017.

Investment Highlights

The All American Equity Fund returned -0.14 percent for the year ending 2016, underperforming the 11.96 percent return for the benchmark S&P 500 Index. The Holmes Macro Trends Fund returned 8.66 percent for the year ending 2016, underperforming the 13.03 percent return for the benchmark S&P Composite 1500 Index.

Because the funds are actively managed and the holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the funds adjust their portfolio composition. The funds’ annual portfolio turnovers were, and are expected to continue to be, more than 100 percent.

All American Equity Fund

Strengths

●	Health care, telecommunication services and utilities were the top three best-performing sectors.

●	Darden Restaurants was the biggest contributor to the fund.

●	The underweighting in telecommunications helped the fund outperform the benchmark’s allocation.

Weakness

●	Consumer discretionary, cash and financials were the three allocations that detracted from the fund the most.

●	Tractor Supply Co. was the single largest detractor from the fund.

●	The fund’s underweighting in financials reduced its potential performance.

Holmes Macro Trends Fund

Strengths

●	The industrials and health care sectors as well as the fund’s ETF allocations were the top contributors to fund performance.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

●	LogMeIn was the biggest contributor to the fund.

●	The overweighting in the industrial sector helped the fund outperform the benchmark’s allocation.

Weaknesses

●	Materials and energy as well as the fund’s cash allocations were the largest drags on fund performance.

●	Regeneron Pharmaceuticals was the single largest detractor from the fund.

●	The fund’s overweighting in cash reduced potential returns.

Current Outlook

Opportunities

●	The Donald J. Trump administration has been telegraphing increased infrastructure stimulus. This should bode well for the country’s growth prospects.

●	Global leading indicators continue to improve. This should provide the needed support necessary for investors to feel comfortable with elevated price-to-earnings (P/E) ratios.

●	The continuing combination of improved consumer and business confidence and surging U.S. stock markets should boost investors’ future expectations of the equities growth.

Threats

●	U.S. equities are considered to be in an eight-year bull market. It is not unreasonable to anticipate a possible correction.

●	The Federal Reserve is now tasked with returning the benchmark interest rates to “normal” levels. The latest minutes imply possibly two rate hikes in 2017.

●	A large risk to the future outlook of the markets and economy is a negative shock to sentiment.

The section labeled Portfolio of Investments contains a complete list of the funds’ holdings.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

All American Equity Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2016
Whirlpool Corp.	3.25%
Appliances
Public Storage	3.22%
REITS - Storage
Delta Air Lines, Inc.	3.18%
Airlines
Phillips 66	3.14%
Oil Companies - Integrated
Travelers Companies, Inc.	3.10%
Property/Casualty Insurance
CVS Health Corp.	3.10%
Retail - Drug Store
PulteGroup, Inc.	3.09%
Building - Residential/Commercial
Patterson Companies, Inc.	3.08%
Dental Supplies & Equipment
Pfizer, Inc.	3.05%
Medical - Drugs
Entergy Corp.	3.05%
Electric - Integrated
Total Top 10 Equity Holdings	31.26%

Portfolio Allocation by Industry Sector* Based on Total Investments	December 31, 2016

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

All American Equity Fund & Holmes Macro Trends Fund	(unaudited)

Holmes Macro Trends Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2016
Kimberly-Clark Corp.	5.89%
Consumer Product - Miscellaneous
Altria Group, Inc.	5.65%
Tobacco
IDEXX Laboratories, Inc.	5.25%
Diagnostic Kits
Pool Corp.	4.87%
Distribution/Wholesale
Pitney Bowes, Inc.	4.78%
Office Automation & Equipment
Tempur Sealy International, Inc.	4.19%
Home Furnishings
Lennox International, Inc.	3.95%
Building Products - Air & Heating
B/E Aerospace, Inc.	3.70%
Aerospace/Defense - Equipment
NewMarket Corp.	3.64%
Chemicals - Specialty
Hawaiian Holdings, Inc.	3.47%
Airlines
Total Top 10 Equity Holdings	45.39%

Portfolio Allocation by Industry Sector* Based on Total Investments	December 31, 2016

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Global Resources Fund	(unaudited)

Management Team’s Perspective

Introduction

The Global Resources Fund (PSPFX and PIPFX) is a non-diversified natural resources fund with the principal objective of seeking long-term growth of capital while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, coal, alternative energies, chemicals, mining, iron and steel, and paper and forest products around the globe.

Performance Graph

Global Resources Fund

Average Annual Performance			For the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
Global Resources Fund - Investor Class	14.99%	-9.04%	-4.62%	n/a
Global Resources Fund - Institutional Class (Inception 3/1/10)	15.43%	-8.49%	n/a	-4.56%
S&P 500 Index	11.96%	14.66%	6.95%	13.08%
S&P Global Natural Resources Index (Net Total Return)	31.45%	-0.82%	0.55%	-0.60%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 1.58% for the Investor Class and 1.35% for the Institutional Class. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90% for the Investor Class. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Global Resources Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

The Bloomberg Commodity Index rose 11.4 percent through the year 2016, posting its first positive year since 2010. All major commodities rallied, with crude oil, copper and gold prices rallying 45, 17.4, and 8.6 percent, respectively. Initial concerns that the global economy was slowing, particularly due to weaker economic data from China, did not materialize. In a sharp contrast to expectations, the global manufacturing sector beat all expectations, and the year in review was marked by a steady upward trajectory in manufacturing activity across the globe. This was evidenced by JP Morgan’s Global Manufacturing PMI barometer, which troughed in February and steadily rose to an 18-month high in December 2016. Both U.S. and Chinese manufacturing activity rallied throughout the year and also ended 2016 on their highest respective points, both denoting solid expansionary momentum.

Crude oil’s significant relative outperformance to the broader market was driven by lower U.S. oil production and self-imposed caps by Organization of Petroleum Exporting Nations (OPEC) members. U.S. shale producers slashed production earlier in the year in response to prices below $35 per barrel, removing as many as 600,000 barrels per day from the market, and leading the market closer to a supply-demand balance. Once prices stabilized in the second quarter, stronger manufacturing activity, as well as increasing gasoline demand, supported a price rally back into the $40 to $50 range. In the second half of the year, OPEC took decisive leadership and engineered a self-imposed cap on production, which helped improve sentiment toward the sector by signaling that OPEC members can still work together.

The base metals complex, highly susceptible to manufacturing activity globally, rallied as Chinese imports of metals hit new records. Copper, nickel and zinc posted double-digit returns in 2016, a reflection of unexpected record demand for the metals. In addition, markets reacted to a number of supply cuts, mainly in the zinc market, and supply disruptions in the copper and nickel markets, which supported stronger pricing. The metals closed the year near 52-week highs on speculation that a “reflation” trade led by President Donald Trump could drive a demand boost from the metals-intensive infrastructure sector.

Gold rose for the first time in four years. The first Federal Reserve rate-hike in the tightening cycle, which happened back in December 2015, gave way to a gold rally, as investors were quick to realize the Fed could not achieve its initial pace for rate hikes, which weighed on the U.S. dollar. Most important, however, was gold’s safe haven status, which helped the metal garner assets after U.K. voters surprisingly voted in favor of an exit from the EU.

Global Resources Fund	(unaudited)

Investment Highlights

Overview

For the year ended December 31, 2016, the Investor Class of the Global Resources Fund returned 14.99 percent and the Institutional Class returned 15.43 percent, trailing the fund’s benchmark, the S&P Global Natural Resources Index (Net Total Return) (SPGNRUT), which rose 31.45 percent.

The fund employed a defensive investment position from time to time in the past year with higher-than-average cash balances on hand to protect the liquidity of the fund. However, to maintain varying degrees of investment exposure to the commodities market, the fund utilized a number of rolling call option positions to hedge the fund’s benchmark risks and provide optionality to upswings in commodities stocks.

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

●

The fund’s overweighting in precious metals, construction materials and junior natural resource stocks, as well as its underweight in fertilizers and chemicals, paper and forest and oil exploring and developer stocks had a positive contribution to the fund relative to its benchmark.

●

The fund had superior stock selection in oil explorers and developers, precious metals, construction materials, industrials and fertilizer and chemicals’ sectors. This superior stock selection resulted in positive contribution to the fund relative to its benchmark.

●	The securities that provided the highest contribution to the fund were Klondex Mines, Gran Colombia Gold, Richmont Mines and Claude Resources.

Weaknesses

●

The fund’s overweighting in industrials, agribusiness, oil and gas refining and renewable stocks, as well as its underweighting in base and industrial metals stocks, had a negative contribution to the fund relative to its benchmark.

●	The fund had inferior stock selection in the base and industrial metals sector, the oil and gas refining sector, the oil services sector, paper and forest companies and the integrated oil sector.

●	The securities that resulted in the largest negative contribution to the fund were Atlas African Industries, Pacific Green Energy, Doray Minerals, DHT Holdings and Pacific Infrastructure.

Global Resources Fund	(unaudited)

Current Outlook

Opportunities

●

Commodity prices may continue to rally as supply and demand dynamics are tightening, according to Citigroup. With 2016 almost in the books, commodities are posting their best annual performance in over five years. The trend should continue in 2017, says Citigroup, a bank which has been notoriously bearish on commodities, by stating that “there is absolutely no doubt that commodity markets are at a turning point.”

●

The Brent forward curve is signaling that oil storage tanks will start emptying the second half of 2017, according to oil traders surveyed by Reuters. As crude oil trades range bound and overhang continues to exist in inventories, higher demand in the future is slowly starting to emerge where oil fundamentals may turn bullish in late 2017.

●

2016 led rallies in zinc and coal, but 2017 could be the year of nickel and oil. Nickel will be finishing 2016 with a rally of 22 percent; however, developments such as the Philippines President Rodrigo Duterte’s rally against mining companies and Indonesia’s export ban may dramatically hamper the metals fundamentals and create a severe supply shortage.

Threats

●

China may fall short of its 6.5 percent in economic growth objective according to president Xi Jinping. Xi stated that the country doesn’t need to meet its objective if doing so will create too much systematic risk and jeopardize its long term growth prospects. In 2015 policymakers pledged an annual growth rate of at least 6.5 percent through 2020. Falling short of its growth objectives will have negative ramifications for industrial metals demand, a negative read-through for base metals.

●

Commodity prices may be susceptible to major swings in 2017 as commodity exporting nations prepare for the potential of protectionist measures in the U.S. Following the victory of President Donald Trump, markets have reacted to a stronger U.S. dollar and are making preparations for potential protectionist policies against their imports. Some economic commentators have warned that a wave of protectionist measures may sink the world into a global recession, with negative implications for commodity prices.

●

General Motors is temporarily idling five U.S. assembly plants in an attempt to reduce bloated inventories. The sector has experienced rapid growth over the past five years as a result of cheap consumer financing; however, interest rates on car loans are slowly rising while terms are much longer than before. According to the research organization IHS Automotive, sales could slide by more than 200,000 vehicles if the company permanently suspends production from these plants—a negative read-through for platinum group metals and steel demand.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Global Resources Fund	(unaudited)

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2016
Klondex Mines Ltd.	7.09%
Gold Mining
Pacific Infrastructure Ventures, Inc.	5.23%
Real Estate Operating/Development
Regis Resources Ltd.	1.63%
Gold Mining
Northern Star Resources Ltd.	1.43%
Gold Mining
Resolute Mining	1.43%
Gold Mining
Nippon Light Metal Holdings Co., Ltd.	1.42%
Metal - Aluminum
Interfor Corp.	1.39%
Forestry
Evolution Mining Ltd.	1.34%
Gold Mining
Nevsun Resources Ltd.	1.34%
Metal - Copper
Vestas Wind Systems A.S.	1.33%
Energy - Alternate Sources
Total Top 10 Equity Holdings	23.63%

Portfolio Allocation by Industry Sector* Based on Total Investments	December 31, 2016

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds	(unaudited)

Management Team’s Perspective

Introduction

The World Precious Minerals Fund (UNWPX and UNWIX) and the Gold and Precious Metals Fund (USERX) pursue an objective of long-term capital growth through investments in gold, precious metals and mining companies. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining and processing of precious minerals such as gold, silver, platinum and diamonds. Although this fund has the latitude to invest in a broad range of precious minerals, it currently remains focused on the gold sector. The Gold and Precious Metals Fund focuses on the equity securities of established gold and precious metals companies and pursues current income as a secondary objective.

World Precious Minerals Fund

Average Annual Performance		For the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year	Since Inception (Institutional Class)
World Precious Minerals Fund - Investor Class	75.08%	-11.85%	-5.45%	n/a
World Precious Minerals Fund - Institutional Class (Inception 3/1/10)	75.97%	-11.42%	n/a	-8.58%
S&P 500 Index	11.96%	14.66%	6.95%	13.08%
NYSE Arca Gold Miners Index*	53.26%	-16.36%	-5.98%	-10.33%

* These are not the total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 2.01% for the Investor Class and 20.56% for the Institutional Class. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. Also pursuant to a voluntary agreement, the Adviser has agreed to waive all class specific expenses of the Institutional Class. The Adviser can modify or terminate these arrangements at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds	(unaudited)

Gold and Precious Metals Fund

Average Annual Performance		For the Year Ended December 31, 2016
	One Year	Five Year	Ten Year
Gold and Precious Metals Fund	45.36%	-10.72%	-3.22%
S&P 500 Index	11.96%	14.66%	6.95%
FTSE Gold Mines Index	60.72%	-14.75%	-4.38%

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 2.20%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 1.90%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

Precious Metals and Minerals Funds	(unaudited)

The Year in Review - Economic and Political Issues that Affected the Funds

Gold started the year strong following the first rate hike in December 2015, marking the first rate hike in eight years. Precious metals got an early boost following Janet Yellen’s remarks stating that the Federal Reserve will proceed “cautiously” with rate hikes this year. Gold investors started pouring money into gold ETFs at the fastest pace since 2009, with negative rates in Europe boosting its appeal. Hence, gold bullion prices clocked their best quarterly rally in 30 years.

Momentum continued into the second quarter, helped by the market turmoil following the United Kingdom’s decision to leave the European Union late in June. Gold rallied more in the first half of the year than in any other year since 1974, with prices pushed up 24 percent. The funds were the beneficiaries of two significant transactions in the first half of the year. In the first major deal, Tahoe Resources announced its definitive agreement to acquire Lake Shore Gold for $678 million in an all-stock transaction. The premium paid was about 15 percent to the prior closing price of Lake Shore. In the second transaction, Silver Standard Resources announced its agreement to buy all the outstanding common shares of Claude Resources, with the offer valuing Claude at C$337 million. According to Bloomberg, the price is about a 25 percent premium to the 20-day weighted average price of Claude and a 30 percent premium to Claude’s closing price on March 4. Our gold funds held slightly more than 9 million shares of Claude, almost 5 percent of the company.

China introduced a new yuan-priced gold fix, and within a week of the new fix being introduced, Russia and China announced a new gold trading platform. The trading platform the Chinese and Russians have adopted may eventually be a mechanism to set prices for goods or services in terms of gold and to break the dollar’s place as the currency of international trade. Platts reported that both Chinese and Russian banks increased their gold purchases during the month of June after they had both slowed their gold purchases in May. Russia added around 18 metric tons, and China added around 15 metric tons. China is now the sixth-largest holder of gold reserves, and Russia is the seventh-largest. The two countries have accounted for over 95 percent of total central bank purchases of gold in the last two years in their efforts to diversify away from foreign currency.

The surge in gold prices did have some drawbacks as price-sensitive India cut demand for the precious metal to the lowest in seven years. Weak demand forced dealers to sell gold at a discount to clear inventories. In addition, India’s gold imports in June were just 32 tonnes and were 43 percent less than June last year. This is a significant drop for India, one of the top countries for gold consumption, along with China. China consumption had its own headwinds with anti-corruption measures taking a toll on gold jewelry purchases, with demand falling 17.4 percent compared to 2015. Meanwhile, the investment-related demand for gold picked up, with gold bar and coin purchases up 25.3 percent and 17.3 percent, respectively.

Precious Metals and Minerals Funds	(unaudited)

China’s gold withdrawals surged in November as prices fell with the anticipated U.S. rate hike in December. According to the monthly report from the Shanghai Gold Exchange, purchases increased to 214.72 tonnes and was a 40 percent rise over the October figure. According to Bloomberg Intelligence, the five-year average gold premium is typically around $5.50 an ounce in China, but has soared to almost $40 an ounce, as falling prices invite “bargain buying” among the Chinese. This level of demand puts China on track to potentially maintain its position as the world’s largest gold consumer. Rumors and reports indicate that international banks are having difficulties with their imports, as the People’s Bank of China is taking longer to approve each importing transaction. The central bank may be trying to unofficially restrict gold imports to curb high capital outflows from China’s investors.

MarketWatch writer Nigam Arora believes the real reason behind the crash in gold price is India, not Trump. Citigroup analysts predicted that a Trump victory would push gold to $1,400, while a Hillary Clinton victory would send prices down to $1,250. Coincidently, India’s Prime Minister Narendra Modi directed that 500 and 1,000 rupee notes be banned as elections were taking place in the U.S. These represent 20 percent of the cash value in circulation and 80 percent of cash outstanding. The impact of demonetization in India is still being felt in gold demand. Gold imports in India for 2016 were much lower than the annual average of 1,000 metric tons, with just over 600 tons in 2016. Analysts anticipate that demand will be similarly low in 2017. Market observers in India say demand for gold is at rock bottom, despite the typically lucrative Indian wedding season in the fourth quarter. Precious metals prices did not rally until the last week of the year, with gold rising above $1,150 per ounce, snapping a three-year losing streak with an 8.56 percent gain.

Investment Highlights

For the year ended December 31, 2016, the World Precious Minerals Fund Investor Class returned 75.08 percent and the Institutional Class returned 75.97 percent, making the fund the best-performing actively managed mutual fund for all funds in the U.S. The fund’s benchmark, the NYSE Arca Gold Miners Index, gained 53.26 percent (simple price appreciation basis). The strategy of the World Precious Minerals Fund favors junior exploration and development stocks and mid-tiered producing stocks. These lower-capitalization stocks have historically outperformed senior gold mining companies over longer periods, as senior gold miners have typically acquired proven assets of junior gold companies rather than explored for new mining projects with capital-constrained budgets.

The Gold and Precious Metals Fund returned 45.36 percent for the year, underperforming its benchmark, the FTSE Gold Mines Index, which rose 60.72 percent on a total return basis. While focusing on established, gold-producing companies, the Gold and Precious Metals Fund holds a higher weighting of mid-tier stocks compared to its benchmark.

Precious Metals and Minerals Funds	(unaudited)

Both funds employed a defensive investment position from time to time in the past year with higher-than-average cash balances on hand to protect the liquidity of the funds. However, to maintain varying degrees of investment exposure to the gold market, the funds utilized some call options positions and directional ETFs, which are more liquid than options, to hedge the funds’ benchmark risks and provide optionality to upswings in gold stocks.

In addition to the rise in gold, silver finished the year up 14.86 percent, platinum only gained 1.16 percent, but palladium ended the year strongest with a gain of 20.96 percent, driven primarily by strong auto sales and anticipation of pro-growth Trump spending plans.

Because the funds are actively managed and the holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the funds adjust their portfolio composition. The funds’ annual portfolio turnovers were, and are expected to continued to be, more than 100 percent.

Strengths

●

Barsele Minerals was spun out of Orex Minerals late in 2015 to gain better recognition of the three individual assets held by the company, two of which are in Mexico while Barsele’s asset is in Sweden and is joint-ventured with Agnico-Eagle Mines. Overall, Barsele was the biggest dollar contributor to the World Precious Minerals Fund with an 846 percent gain.

●

Klondex Mines was the best dollar gainer for Gold and Precious Metals with a 129 percent gain and was also the second-best contributor to World Precious Minerals. The second-best contributor to Gold and Precious Metals was the choice to eliminate Goldcorp from the portfolios earlier in the year, which significantly underperformed the market.

●

The third-best contributor to World Precious Minerals was Orex Minerals with a 127 percent gain. For Gold and Precious Metals, the choice not to own Newcrest Mining also had the third-highest attribution effect to fund performance relative to its benchmark.

Weaknesses

●

For both gold-oriented funds, Barrick Gold and Newmont Mining, relative to their benchmarks, showed up as being significant detractors to the funds’ performance as they were underweight both names, which delivered price changes of 118 percent and 90 percent, respectively. However, the large weighting in both funds in Klondex Mines, which gained 129 percent, outperformed Barrick Gold and Newmont Mining and did so while posting double-digit returns on invested capital. Barrick and Newmont had poor returns on invested capital.

Precious Metals and Minerals Funds	(unaudited)

●

Barrick Gold parsed out as being the biggest detractor to the funds’ returns. Newmont Mining was the second-worst contributor to World Precious Minerals and the third-worst contributor to Gold and Precious Metals.

●

The second-biggest drag on Gold and Precious Metals was from the Osisko Gold Royalty warrants held throughout the year. The warrants averaged less than 1 percent of the fund and only appreciated 6 percent over the year. The third-biggest drag on the performance of World Precious Minerals was its avoidance of any ownership in Kinross Gold. Although it appreciated 73 percent over the course of the year, its returns on invested capital hovered around negative 30 percent for most of the year.

Current Outlook

Opportunities

●

Mark Mobius, executive chairman of Templeton Emerging Markets Group, says he thinks gold will gain as much as 15 percent through 2017, as the Federal Reserve increases rates slowly and the dollar remains subdued. “The U.S. dollar is not that strong and may even decline,” said Mobius. Goldman has reiterated its view that any sell-off substantially below $1,250 an ounce should be seen as a buying opportunity. Gold demand may be spurred by weakness in China’s currency and concerns over the nation’s property market. In addition, global inflation expectations have risen to the highest level since May 2015. Investors anticipate annual consumer inflation of 1.4 percent. Gold is traditionally used as a hedge against inflation.

●

Bank Credit Analyst (BCA) points out that, realistically, it will take time for the incoming Trump administration to draft legislation that deploys fiscal stimulus—at least six months. It will then take time to see if it works. Given this reality, BCA’s team notes that the U.S. dollar and real rates “have moved too far too fast and likely will correct.” Where BCA differs from consensus is that the rising inflation expectations it measures in the forward markets are probably warranted for 2017. If growth materializes with stimulus, overlaid on a labor market that is close to full employment, the low inflation consensus could shift higher. This could depress real rates and provide a more attractive outlook for gold in 2017. Portfolio manager Terence Kooyker at Blenheim says he is bullish on gold, too. Kooyker says faster U.S. inflation and low interest rates will support gold, adding that “gold always performs best when nobody thinks you should own it.”

●

U.S. debt dynamics are set to turn positive for gold in 2017, according to ICBC Standard Bank, highlighting that the costs of higher yields are being overlooked. The Congressional Budget Office (CBO) calculates that net interest payments on the approximately $14 trillion of U.S. debt will amount to around $250 billion in 2017 (around 1.4 percent of U.S. GDP). “If we apply an 80-basis point increase to the CBO’s net interest forecasts and keep the other variables unchanged, then by 2026 the Treasury would be paying an additional $185 billion in interest annually,

Precious Metals and Minerals Funds	(unaudited)

and interest will have increased to 3.3 percent of GDP,” the report continues. In the note, Tom Kendall stresses the key point that the financing costs for the U.S. have already jumped, whereas the Trump administration’s policies may or may not have a positive impact on U.S. growth and the effects will be lagged. Thus, any disappointments on the growth front, combined with higher interest costs and contentious negotiations on raising the debt ceiling in the first quarter, could well result in a more bullish scenario for gold.

Threats

●

Two top gold forecasters see further losses for the yellow metal in 2017. Both Oversea-Chinese Banking and ABN Amro see gold slipping to $1,100 an ounce by the end of 2017. “From an investor point of view, there is little reason to own gold,” Georgette Boele, a currency and commodity analyst with ABN Amro, said. In a parallel vein to India’s demonetization, Goldcore reported that Citibank will make all Australian branches cashless, and UBS proposes that Australia eliminate $100 and $50 bills.

●

Earlier this year, it was reported that CalPERS, the largest public pension fund in the U.S., earned only 0.6 percent on its investments last fiscal year. In order to meet its long-term goal, however, the pension needs to be returning over 12 times that amount. CalPERS’ Chief Investment Officer Ted Eliopoulus writes that it is a significant policy issue and the system must average at least 7.5 percent a year to match its assumed rate of return or turn to taxpayers to make up the difference. CalPERS has subsequently announced it is looking to pair back its global equity and private equity exposure by 5 percentage points in favor of a larger allocation to real assets and inflation and liquidity asset classes.

●

Hedge fund manager Stanley Druckenmiller told CNBC that he sold all of his gold on the night of President Trump’s victory, saying that “All the reasons I owned it for the last couple of years seen to be ending.” Druckenmiller stated that he now has a “large bet on economic growth.” Some caution on exuberance may be warranted though, as David Rosenberg highlights in a piece for The Globe and Mail. Back in September, Donald Trump declared that markets are in a “big, fat ugly bubble.” Rosenberg believes Trump may be right on this one—this is the most expensive market in 15 years. In fact, if the price-to-earnings (P/E) ratio does its own version of mean-regression, then the equity market is discounting 33 percent earnings growth in 2017. “Look, if the market was even discounting 10 to 15 percent earnings per share growth, there is some moderate upside,” he continues. “But Mr. Market is priced for a one-in-20 event that only occurs at the early stages of the cycle, not heading into year number eight.”

The section labeled Portfolio of Investments contains a complete list of the funds’ holdings.

Precious Metals and Minerals Funds	(unaudited)

World Precious Minerals Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2016
Klondex Mines Ltd.	19.79%
Gold Mining
Barsele Minerals Corp.	6.37%
Precious Metals
TriStar Gold, Inc.	3.61%
Gold Mining
Pretium Resources, Inc.	3.22%
Gold Mining
Auryn Resources, Inc.	2.42%
Diversified Minerals
Lithium X Energy Corp.	2.11%
Diversified Minerals
Fiore Exploration Ltd.	1.92%
Precious Metals
Roxgold, Inc.	1.92%
Precious Metals
Gold Standard Ventures Corp.	1.80%
Gold Mining
Lundin Gold, Inc.	1.79%
Gold Mining
Total Top 10 Equity Holdings	44.95%

Portfolio Allocation by Industry* Based on Total Investments	December 31, 2016

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Precious Metals and Minerals Funds	(unaudited)

Gold and Precious Metals Fund

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2016
Klondex Mines Ltd.	22.29%
Gold Mining
Kirkland Lake Gold, Inc.	8.02%
Gold Mining
Wesdome Gold Mines Ltd.	5.30%
Gold Mining
St Barbara Ltd.	4.61%
Gold Mining
Barrick Gold Corp.	3.83%
Gold Mining
Jaguar Mining, Inc.	3.47%
Gold Mining
Royal Gold, Inc.	3.37%
Gold Mining
Torex Gold Resources, Inc.	3.29%
Gold Mining
Newmont Mining Corp.	3.26%
Gold Mining
Silver Wheaton Corp.	3.08%
Silver Mining
Total Top 10 Equity Holdings	60.52%

Portfolio Allocation by Industry* Based on Total Investments	December 31, 2016

*	Summary information above may differ from the portfolio schedule included in the financial statements due to the use of different classifications of securities for presentation purposes.

Emerging Europe Fund	(unaudited)

Management Team’s Perspective

Introduction

The investment objective of the Emerging Europe Fund (EUROX) is to achieve long-term capital growth by investing in a non-diversified portfolio of equity securities of companies located in the emerging markets of Europe.(1)

Performance Graph

Emerging Europe Fund

Average Annual Performance		For the Years Ended December 31, 2016
	One Year	Five Year	Ten Year
Emerging Europe Fund	14.23%	-4.25%	-6.67%
S&P 500 Index	11.96%	14.66%	6.95%
MSCI Emerging Markets Europe 10/40 Index (Net Total Return)	25.70%	-1.64%	-3.59%

* Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 2.61%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.85%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods.

(1)

The following countries are considered to be in the emerging Europe region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, the Czech Republic, Estonia, FYR Macedonia, Georgia, Greece, Hungary, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Turkey and Ukraine.

Emerging Europe Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

Russia was the best performing market this year. The MSCI Russia Index rebounded at the beginning of the year and continued its sharp upward move after the Organization of Petroleum Exporting Countries (OPEC) announced production cuts at the end of November. Russia benefits from higher oil prices, as a majority of the country’s revenue comes from the sale of oil and gas, comprising about 30 percent of the country’s gross domestic product (GDP). A couple of events took place this year that strengthened Russia’s positon in Europe. First, the United Kingdom voted to exit the eurozone, leaving the continent more divided. The U.K. had consistently spoken in favor of preserving the sanctions against Russia, which were introduced in 2014 after Russia annexed Crimea. Also, the U.S. presidential election boosted optimism among Russian investors as Donald Trump wants to cooperate with Vladimir Putin in fighting terrorism and may review sanctions that Barack Obama imposed on Russia after its conflict with Ukraine.

Hungary was the second-best performing market within the emerging European countries. The aggressive monetary easing program continued. The central bank of Hungary is dovish and trying to be growth supportive, bringing benchmark rates down to 90 basis points from 1.35 percent at the beginning of 2016. Hungary’s government will cut its corporate tax rate to the lowest level in the eurozone; a new 9 percent corporate tax rate will be introduced in 2017, significantly lower than Ireland’s 12.5 percent. Hungary regained its investment grade at S&P Global Ratings after almost five years as economic growth rebounded and the government’s budget discipline bolstered public finances.

In Poland, the newly elected right wing Law & Justice party started to implement social spending programs and create more state controlled economy. At the beginning of the year, S&P Global Ratings cut Poland’s long-term foreign currency sovereign credit rating from A- to BBB+ with negative outlook, citing moves by the new Law & Justice administration to seize control of the country’s public media and challenge the independence of its constitutional court. In December, S&P Global Ratings raised the outlook to stable from negative on reduced concerns over the central banks’ independence from government.

The Czech Republic underperformed the index. The country’s central bank has kept the benchmark rate at a record low of 0.05 percent through the year and has indicated that it will remove a cap on the koruna once inflation reaches its target of 2 percent. The approaching end of the intervention regime and expectations of exchange-rate gains are luring investors into Czech sovereign bonds.

Emerging Europe Fund	(unaudited)

The Greek market also underperformed in the past year. Eurozone finance ministers agreed to unlock a further 10.3 billion euros in loans—a tranche of cash that Athens needed to meet debt repayments due in July. Debt relief for Greece was also approved, extending the repayment period and capping interest rates. Greece needs more disbursements and currently is working on implementation of further reforms.

Turkey was the worst performing market for the second year in a row. The country’s tourism industry experienced its worst summer in 25 years amid terrorism and an attempted coup. A state of emergency was declared on July 21, a move that President Recep Tayyip Erdogan said would enable the state to act faster against those who plotted a failed coup. Thousands of people were arrested, from high-ranking military officials to university professors, on alleged links to the Gulen Movement. Toward the end of the year, President Erdogan pushed forward with the process of concentrating power in his office as the governing party officially proposed an executive presidency to parliament. It was a year of valiance and political instability in Turkey. The lira declined 17 percent against the dollar.

Investment Highlights

Overview

For the year ended December 31, 2016, the fund returned 14.23 percent, while the benchmark MSCI Emerging Markets Europe 10/40 Index (Net Total Return) returned 25.70 percent.

Russia and Hungary outperformed the benchmark, while Greece, Poland, the Czech Republic and Turkey underperformed. On a sector basis, energy and material were the best-performing sectors, while finance, consumer discretionary, health care, telecommunications, consumer staples, utilities, real estate and industrials underperformed.

At the beginning of 2016, the fund was positioned in a defensive mode, underweighting Russia. Throughout the year, the fund increased its Russian holdings and used call options on a Russian ETF (RSX) as well as directional ETFs to hedge the fund’s benchmark risk.

Because the fund is actively managed, and the holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnovers were, and are expected to continued to be, more than 100 percent.

Strengths

●	The fund’s underweighting of Poland as well as good stock selection in Greece had a positive contribution to the fund’s performance relative to its benchmark.

●	The fund’s stock selection in financials and utilities had a positive contribution to the performance of the fund relative to its benchmark.

Emerging Europe Fund	(unaudited)

●	Sberbank, a Russian bank, made the largest single contribution to the performance of the fund.

Weaknesses

●	The fund’s underweighting of Russia as well as higher cash levels had a negative impact on the fund’s performance relative to its benchmark.

●	The fund’s overweighting in industrials and underweighting in energy had a negative effect on the fund’s performance relative to its benchmark.

●	The Direxion Daily Russia 3X Bear ETF was the single worst contributor to the performance of the fund.

Current Outlook

Opportunities

●

The central bank of the Czech Republic expects inflation to accelerate to 2 percent in the third quarter of next year, and may remove a cap on the koruna. The market has already started to bet on the foreign-exchange regime changing and selling the euro against the koruna as one of the top trades for 2017.

●

The U.S. will likely start easing its penalties—imposed on Russia over annexation of Crimea in 2014—during the next 12 months, according to 55 percent of respondents in a Bloomberg survey. Without the restrictions, Russia’s economic growth would get a boost equivalent to 0.2 percentage points of gross domestic product next year and 0.5 percentage points in 2018. Donald Trump’s surprise election in November is feeding expectations of policy change toward Russia.

●

The FTSE index provider classifies Romania as a frontier market and, in September 2016, added it to the watch list for possible promotion to Secondary Emerging Market status. Romania meets eight of the nine “Quality of Markets” criteria required for attaining Secondary Emerging Market status, with recent developments in the infrastructure of the market being received positively by international portfolio investors. The one outstanding criterion is sufficient broad-market liquidity to support a sizeable global investment. Romania may be coming closer to emerging market status.

Threats

●

The European political calendar is full for the next 12 months and could create some political tension. British Prime Minister Theresa May gave March 31 as the deadline for triggering Article 50, which will start the process of Brexit. In April, France will hold presidential elections. A Marine Le Pen victory could create crisis in the European Union area given her antipathy to this area. It could also promote a more populist, industrial-policy driven agenda. In August, Germany will hold national elections. Angela Merkel announced her decision to run for

Emerging Europe Fund	(unaudited)

a fourth term. Her leadership is critical to retain investment confidence in the region. However, her supporters have declined in number due to her immigration policies.

●

The Bank Credit Analyst research team predicts the dollar bull market to stay intact during 2017, with the Trade Weighted Index rising by around 5 percent, which should be negative for riskier emerging Europe assets. The group remains bearish on emerging Europe currencies.

●

The outflow of assets from Turkey could continue next year and the lira may remain vulnerable to external conditions and political risks feeding into higher inflation. The Turkish economy faces recession risks as the third quarter GDP contracted 1.8 percent on a year-over-year basis, the first contraction since the third quarter on 2009. The coup attempt in July appears to have hurt the economy more than expected.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2016
Sberbank of Russia	10.49%
Commercial Banks - Non US
Lukoil PJSC	8.18%
Oil Companies - Integrated
Gazprom OAO	7.93%
Oil Companies - Integrated
Polski Koncern Naftowy Orlen S.A.	1.97%
Oil Refining & Marketing
Moneta Money Bank A.S.	1.82%
Regional Banks - Non US
OTP Bank plc	1.75%
Commercial Banks - Non US
Eurocash S.A.	1.64%
Food - Wholesale/Distribution
Arcelik A.S.	1.58%
Appliances
Magnit PJSC	1.46%
Food - Retail
MOL Hungarian Oil & Gas plc	1.45%
Oil Companies - Integrated
Total Top 10 Equity Holdings	38.27%

Emerging Europe Fund	(unaudited)

Country Distribution* Based on Total Investments	December 31, 2016

*	Country distribution shown is based on domicile. The locale of company operations may be different.

China Region Fund	(unaudited)

Management Team’s Perspective

Introduction

The China Region Fund (USCOX) seeks long-term growth of capital. The fund invests in both established and emerging companies registered and operating in the China region.(1)

Performance Graph

China Region Fund

Average Annual Performance		For the Years Ended December 31, 2016
	One Year	Five Year	Ten Year
China Region Fund	-1.05%	1.82%	-1.09%
Hang Seng Composite Index	2.73%	6.94%	4.00%
MSCI All Country Far East Free ex Japan Index*	6.57%	4.98%	4.16%

* These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. For all or a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Gross expense ratio as stated in the most recent prospectus is 3.08%. Pursuant to a voluntary arrangement, the Adviser has agreed to limit total fund operating expenses (exclusive of any acquired fund fees and expenses, performance fees, taxes, brokerage commissions and interest) to not exceed 2.55%. The Adviser can modify or terminate this arrangement at any time.

See Definitions for Management Teams’ Perspectives for index definitions.

Please visit our website at www.usfunds.com for updated performance information for different time periods..

(1)

The China region is defined as any country that either shares a border with China or is located in the South China Sea or the East China Sea and includes: the People’s Republic of China (PRC or China), Bangladesh, Cambodia, Hong Kong, India, Indonesia, Kazakhstan, Korea, Kyrgyzstan, Laos, Malaysia, Mongolia, Myanmar, Nepal, Pakistan, Philippines, Singapore, Taiwan, Tajikistan, Thailand and Vietnam.

China Region Fund	(unaudited)

The Year in Review – Economic and Political Issues that Affected the Fund

2016 kicked off with an explosive bang as the Shanghai Composite Index tumbled in the opening days of the year, losing as much as a quarter of its value in the month of January. The Hang Seng Composite Index (HSCI)—along with most global indices—also dropped sharply that month, falling as much as 16 percent. While Hong Kong stumbled back to a positive total return, Shanghai did not fully recover and finished down more than 10 percent for the year.

Despite equity market hiccups, 2016 offered positive signs from measurements of manufacturing in China. The official China Manufacturing Purchasing Manager’s Index (PMI) rose from 49.7 at the close of 2015 to 51.4 at the close of 2016. This official data was consistent with the private Caixin China Manufacturing Purchasing Manager’s Index (PMI), which also rose steadily throughout the year, climbing from the contractionary 48 range to an expansionary 51.9 in December, thus closing 2016 at the high for the year.

Toward the end of 2015, the Chinese authorities lowered expectations for 2016’s gross domestic product (GDP) growth rate to a range of 6.5-7.0 percent, promising a focus upon growth-oriented policies; this range was indeed met as GDP in China finished out the year at 6.8 percent. Particularly noteworthy in 2016 is the historic inclusion of the Chinese renminbi in the International Monetary Fund’s (IMF’s) Special Drawing Rights (SDR) basket of currencies, granting the yuan a powerful place alongside the U.S. dollar, British pound sterling, Japanese yen and the euro as a global reserve currency.

Near the end of 2016, press reports confirmed that China’s Xi Jinping remains “comfortable” with a 2017 GDP growth rate below 6.5 percent as leadership seeks to prioritize stability and risk control above growth for growth’s sake. Indeed, while 2016 was marked in some ways by relatively quiet(ed) but nonetheless creeping concerns about rising Chinese debt levels and non-performing loans (in addition to slowing growth), the proxies for investors were primarily the yuan—which weakened throughout much of the year, stabilized ahead of SDR inclusion and a G-20 summit in China, and then continued weakening until hitting more than 6.96—and a close eye on China’s FX reserve levels, which fell to roughly $3 trillion at the close of the year. Throughout 2016, Chinese authorities attempted to crack down heavily on capital outflows from the mainland by methods ranging from capping certain foreign currency transactions to prohibiting various purchases of wealth management products (which weighed on insurers to some degree). Separately, Chinese authorities also clamped down quickly upon a surge in commodities speculation, while various cities and local governments took a number of steps to curb rapid property appreciation, especially in Tier 1 cities.

China Region Fund	(unaudited)

All the while, China’s growing middle class—like other middle classes in the region—continued its ascent, perpetuating thematic trends in industries like tourism, automobiles and health care, for example. Macau also saw a resurgence in latter 2016, as the gaming and hospitality center began a recovery from Xi Jinping’s crackdown on corruption, perhaps signaling that China’s middle class stepped up, at least partly, to fill in some of the gaps from Macau’s formerly ostentatious VIP orientation.

Elsewhere in the region, President Joko Widodo of the Republic of Indonesia continued his promised course of reform, achieving his stated objective of a Tax Amnesty Scheme (TAS) for repatriating offshore and undeclared assets to bring in tax revenue and keep Indonesia ahead of the 2018 implementation of the Automatic Exchange of Information banking secrecy laws. This encouraging move should help to offset “JokoWi’s” promised infrastructure spending and development, bolster property investment and bring increased transparency and revenue to the island-nation.

Other particularly notable political developments in the region include the rise of President Tsai Ing-wen of the Democratic Progressive Party to office in Taiwan (her carefully crafted rhetoric and relations with the People’s Republic of China may well be frostier than under her recent predecessors), while the tough-talking, populist former Davao City mayor Rodrigo Roa Duterte won election to the presidency of the Philippines. Thailand’s revered and long-reigning King Bhumibol (Rama IX) passed away in October and was succeeded by his son, Vajiralongkorn.

Of relevance for the region are three final, interrelated geopolitical issues affecting 2016 and the future, all of which involve the United States of America. The first is the continued rise in U.S. interest rates in the wake of a reasonably strong U.S. economy, which reverberates around the world due to the reach of the strengthened U.S. dollar. The second is the election of U.S. President Donald Trump, whose openly protectionist policies and saber-rattling rhetoric raise several questions concerning the region, especially with respect to China: the potential effects and fallout of branding China a “currency manipulator,” the status of U.S. policies on China and Taiwan and issues of sovereignty in the South China Sea, among others. Third, and finally, the Obama administration’s troubled Trans-Pacific Partnership (TPP) now appears to be dead in the water.

Investment Highlights

Overview

For the year ended December 31, 2016, the China Region Fund had a negative return of 1.05 percent, underperforming the benchmark Hang Seng Composite Index (HSCI), which advanced 2.73 percent in total return.

China Region Fund	(unaudited)

Because the fund is actively managed and holding period is generally not a consideration in investment decisions, the portfolio turnover rate may fluctuate from year to year as the fund adjusts its portfolio composition. The fund’s annual portfolio turnover was, and is expected to continue to be, more than 100 percent.

Strengths

●	Within the broader “China Region,” Indonesia and Taiwan proved most helpful with respect to positive contributions from country allocation to fund performance for the year.

●	Stock selection within the consumer goods sector constituted the largest sector alpha generator for the fund, while sector allocation within conglomerates proved most successful.

●	Geely Automobile Holdings, Sunny Optical Technology Group and Guangzhou Automobile Group finished the year as the top three contributors to fund performance.

Weaknesses

●	Outside of Hong Kong—where stock selection left room for improvement—country allocation to South Korea and Malaysia was less than satisfactory.

●	Sector allocation to consumer services was a net detractor for the fund.

●	Boer Power Holdings, AIA Group and China Construction Bank detracted the most from fund performance for the year.

Current Outlook

Opportunities

●

Chinese tourism continues to grow steadily, with domestic tourists taking 4.44 billion trips in 2016, up 11 percent from the previous year. Tourism contributed a whopping 11 percent to the country’s GDP.

●

As expected (though somewhat unprecedented), the 2017 resolution to impeach South Korean President Park Geun-hye may provide more transparency and something of a reset for South Korean domestic politics in new elections.

●

Even though the Trans-Pacific Partnership (TPP)—to which China was noticeably not party—is now apparently defunct, China is already moving, along with regional partners, to create a replacement trade agreement—to which the U.S. has not been party—with talks that began in 2016 and are expected to continue in 2017. Regardless of U.S. involvement or lack thereof, a new trade agreement could provide a number of the same expected benefits that TPP potentially could have.

China Region Fund	(unaudited)

Threats

●	The declining levels of China’s FX reserves continue to hold investors’ attention, particularly as the yuan has approached 7.0 and reserves have fallen to just above $3 trillion.

●

Perhaps central to issues of declining reserves and a weaker yuan is the question of where U.S.-China trade policies go from here. While investors have obvious reasons to expect U.S. President Trump to seek policies that minimize the potential for a trade war and that discourage unnecessary tension, thus far President Trump’s rhetoric remains elevated and his policies unclarified.

●

In addition to potentially sweeping U.S. political and policy changes that could reverberate throughout the world, recent regional developments also remain highly relevant. Questions and potential threats exist, for example, around the issues of the Philippine “pivot” toward China, the effectiveness of recent Indian demonetization, the status of Taiwan, an as-yet constitutionally unapproved impeachment in South Korea and ongoing concerns about sovereignty in disputed areas of the South China Sea.

The section labeled Portfolio of Investments contains a complete list of the fund’s holdings.

Top 10 Equity Holdings (Based on Net Assets)	December 31, 2016
Tencent Holdings Ltd.	5.29%
Internet Application Software
Geely Automobile Holdings Ltd.	4.99%
Automotive - Cars & Light Trucks
Sunny Optical Technology Group Co., Ltd.	4.15%
Photo Equipment & Supplies
Guangzhou Automobile Group Co., Ltd.	4.01%
Automotive - Cars & Light Trucks
GF Securities Co., Ltd.	3.14%
Investment Management/Advisory Services
PICC Property & Casualty Co., Ltd.	2.99%
Property/Casualty Insurance
PCCW Ltd.	2.78%
Telecom Services
CSPC Pharmaceutical Group Ltd.	2.77%
Medical - Drugs
Man Wah Holdings Ltd.	2.54%
Retail - Home Furnishings
ANTA Sports Products Ltd.	2.25%
Retail - Apparel/Shoe
Total Top 10 Equity Holdings	34.91%

China Region Fund	(unaudited)

Country Distribution* Based on Total Investments	December 31, 2016

*	Country distribution shown is based on domicile and not intended to conform to the China region definition in the prospectus. The locale of company operations may be different.

U.S. Government Securities Ultra-Short Bond Fund Portfolio of Investments	December 31, 2016

United States Government and Agency Obligations 96.35%	Coupon Rate %	Maturity Date	Principal Amount	Value

Federal Farm Credit Bank 47.01%
Fixed Rates:
	1.13	09/22/17	$2,000,000	$2,004,594
	1.16	10/23/17	1,000,000	1,002,589
Variable Rates:
	0.70	01/30/17	1,650,000	1,650,084
	0.72	04/27/17	9,000,000	9,001,738
	0.73	05/12/17	5,933,000	5,934,388
	0.69	10/13/17	4,100,000	4,103,120
	0.78	03/22/18	3,000,000	3,004,068
				26,700,581

Federal Home Loan Bank 40.06%
Fixed Rates:
	0.63	04/26/17	3,000,000	2,999,751
	0.88	09/27/17	3,000,000	3,001,521
	1.00	12/19/17	8,000,000	8,005,128
	1.13	03/29/18	750,000	749,753
	1.00	08/28/18	4,000,000	3,979,920
	1.50	03/08/19	4,000,000	4,013,348
				22,749,421

Tennessee Valley Authority 9.28%
Fixed Rates:
	6.25	12/15/17	2,930,000	3,075,258
	1.75	10/15/18	2,174,000	2,193,233
				5,268,491

Total Investments 96.35%				54,718,493
(cost $54,640,917)
Other assets and liabilities, net 3.65%				2,075,118

Net Assets 100.0%				$56,793,611

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds 92.86%	Coupon Rate %	Maturity Date	Principal Amount	Value

Alabama 1.22%
Bessemer, Alabama Electric Revenue, Refunding, AGM	3.10	12/01/21	$100,000	$102,706
Limestone County, Water & Sewer Authority	2.25	12/01/21	365,000	355,634
Mobile Alabama, Refunding, GO Unlimited, Series B	5.00	02/15/17	45,000	45,210
Pelham, Alabama, GO Unlimited	2.00	02/01/18	130,000	131,257
University of South Alabama, University Revenue, Refunding	5.00	11/01/18	500,000	531,705
				1,166,512

Alaska 0.04%
Valdez Alaska, School District, GO Unlimited	4.00	06/30/17	40,000	40,561

Arizona 0.65%
Arizona State Transportation Board Excise Tax Revenue	5.00	07/01/17	175,000	178,518
McAllister Academic Village LLC, Arizona State University Hassayampa Revenue, Refunding	5.75	07/01/18	200,000	212,898
Tempe, Arizona, GO Unlimited, Series A	2.00	07/01/19	220,000	223,219
				614,635

Arkansas 1.43%
Atkins School District No. 18, Refunding, GO Limited	1.00	02/01/19	420,000	413,797
Cave City School District No. 2-A, Refunding, GO Limited	1.00	02/01/19	260,000	255,369
Hot Springs, Arizona Wastewater Revenue	4.00	12/01/19	510,000	540,279
Paris School District No. 7, Refunding, GO Limited	1.00	06/01/18	150,000	149,207
				1,358,652

California 2.68%
California State, Recreational Facility, Refunding, GO Unlimited	5.00	12/01/19	5,000	5,014
California State, Statewide Communities Development Authority, Enloe Medical Center Revenue, Series A	5.25	08/15/18	340,000	361,508
Chaffey Community College District, GO Unlimited, Series C, NATL	5.00	06/01/32	300,000	305,028
Delano, California Union High School District, Refunding, GO Unlimited, Series A, NATL	4.75	02/01/17	200,000	200,540

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

California (cont'd)
Los Angeles Unified School District, Election 2004, GO Unlimited, Series H, AGM	5.00	07/01/32	$200,000	$203,970
Newman-Crows Landing Unified School District, GO Unlimited, AGM	4.00	08/01/19	115,000	122,017
Orange County Sanitation District, Certificates of Participation, Series B, AGM	5.00	02/01/21	100,000	100,306
Riverside County, California Redevelopment Successor Agency, Refunding, Tax Allocation	5.00	10/01/19	200,000	216,632
Santa Clara County, California Financing Authority Revenue, Obstetrics and Gynecology, El Camino Hospital, AMBAC	5.00	02/01/18	350,000	358,110
Santa Clara Valley Transportation Authority, Series A, AMBAC	5.00	04/01/27	370,000	373,659
Santa Paula Schools Financing Authority, Santa Paula Elementary School District Revenue, AGM	4.25	11/01/22	300,000	307,161
				2,553,945

District of Columbia 0.35%
District of Columbia Income Tax Revenue, Series A	5.25	12/01/27	300,000	330,063

Florida 5.21%
Citizens Property Insurance Co., Senior Secured, Coastal Account, Revenue, Series A-1	4.00	06/01/18	100,000	103,463
Escambia County, Florida, Health Facilities Authority Revenue, Baptist Hospital, Inc. Project, Series A	5.00	08/15/19	290,000	309,650
Florida State Board of Education Lottery Revenue, Series B, BHAC	5.00	07/01/26	100,000	102,986
Florida State Board of Governors Parking Facility Revenue, Series A	3.00	07/01/17	300,000	303,066
Florida State Department of Management Services Certificates of Participation, Refunding, Series A	5.00	08/01/19	500,000	543,725
Florida State Department of Management Services Certificates of Participation, Series A	5.00	08/01/24	340,000	362,182

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Florida (cont'd)
Florida State Municipal Power Agency, Stanton Project Revenue, Refunding	5.13	10/01/17	$300,000	$308,790
Hillsborough County, Florida School Board, Refunding, Certificates of Participation, Series A	4.25	07/01/25	300,000	319,401
Hillsborough County, Florida School Board, Certificates of Participation, Refunding, NATL	4.00	07/01/19	100,000	101,267
Jacksonville Florida Special Revenue, Series C	5.00	10/01/20	270,000	299,754
Leesburg, Florida Capital Improvement Revenue Bonds, Refunding	5.00	10/01/21	405,000	447,489
Margate, Florida Water & Sewer Revenue, Refunding, AGM	4.00	10/01/19	250,000	264,353
Miami - Dade County, Florida Expressway Authority Toll System Revenue, Series A	5.00	07/01/21	430,000	483,939
Orange County School Board, Certificates of Participation, Series A, NATL	5.00	08/01/32	275,000	281,306
Orlando, Florida Community Redevelopment Agency Tax Increment Revenue, Downtown District, Tax Allocation, Series A	4.00	09/01/17	170,000	172,212
Polk County, Florida School District Revenue, AGM	5.00	10/01/17	215,000	221,102
Saint Johns County, Florida Transportation Revenue, Refunding, AGM	5.00	10/01/20	310,000	344,754
				4,969,439

Georgia 1.85%
Carroll City-County, Georgia Hospital Authority, Tanner Medical Center, Inc. Project	5.00	07/01/18	600,000	632,904
Georgia State Municipal Electric Authority Revenue, Unrefunded, NATL	5.50	01/01/20	40,000	41,093
Georgia State Municipal Gas Authority, Toccoa Project, Refunding, AGM	5.00	06/01/22	600,000	670,428
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System and Affiliates Revenue, Certificates of Participation, Series A	4.50	08/01/17	150,000	152,918
Gwinnett County, Georgia, Hospital Authority, Gwinnett Hospital Systems Revenue, Series B, AGM	5.00	07/01/18	250,000	263,483
				1,760,826

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %		Maturity Date	Principal Amount	Value

Idaho 0.27%
Idaho Housing & Finance Association, Grant & Revenue Anticipation, Federal Highway Trust Fund, Series A	5.00		07/15/21	$225,000	$252,938

Illinois 4.48%
Chicago Board of Education, GO Unlimited, NATL	5.25		12/01/19	300,000	318,381
Chicago, Illinois, O’Hare International Airport Revenue, Gen - Third Lien, Series C, AGC	5.25		01/01/23	250,000	272,965
Clinton Bond Fayette Etc Counties Community College District No. 501 Kaskaskia, GO Unlimited	5.75		12/01/19	500,000	547,905
Du Page County, Refunding, GO Unlimited	5.60		01/01/21	330,000	356,720
Du Page County School District No. 33 West Chicago, Redunding, GO Unlimited, Series B	4.00		12/01/21	1,000,000	1,078,419
Illinois Metropolitan Pier & Exposition Authority, Unrefunded, NATL (ZCB)	1.75	(1)	06/15/18	415,000	399,857
Illinois Regional Transportation Authority, Series A, AMBAC	7.20		11/01/20	120,000	133,174
Lake & McHenry County, Fox Lake, Illinois, Debt Certificates, Series B	3.00		11/01/19	265,000	270,109
Springfield, Illinois Metropolitan Sanitation District, Sewer Revenue, Senior Lien, Series A	4.00		01/01/17	570,000	570,000
Will Grundy Etc Counties Community College District No. 525, Joliet Junior College Project, GO Unlimited	6.25		06/01/22	300,000	319,566
					4,267,096

Indiana 1.89%
Clark-Pleasant, Indiana School Building	5.00		01/15/19	275,000	294,151
Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series 2007 L, NATL	5.25		01/01/33	305,000	317,661
Merrillville Redevelopment Authority, Tax Allocation	5.00		08/15/20	350,000	385,882
Tri-Creek 2002 High School Building, AGM	5.00		07/15/19	800,000	800,928
					1,798,622

Iowa 0.68%
Clive, Iowa, GO Unlimited, Series A	2.00		06/01/19	235,000	238,100

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Iowa (cont’d)
University of Iowa Hospitals and Clinics, Iowa State Board of Regents, Hospital Revenue, Series A	3.00	09/01/19	$400,000	$413,228
				651,328

Kansas 1.28%
Sedgwick County, Kansas, Unified School District No. 261 Haysville, GO Unlimited	5.00	11/01/17	885,000	913,161
Sedgwick County, Kansas, Unified School District No. 266 Maize, GO Unlimited, NATL	5.00	09/01/17	50,000	51,283
Wichita, Kansas, Refunding, GO Unlimited, Series A	5.00	12/01/17	250,000	259,130
				1,223,574

Kentucky 1.98%
Boyle County, Kentucky Library District, Refunding, GO Unlimited, BAM	2.00	01/01/17	220,000	220,000
Fort Thomas Independent School District Finance Corp., Series C	2.00	11/01/17	465,000	468,413
Hardin County Water District No. 2, Refunding, Series C	2.00	01/01/17	180,000	180,000
Kentucky Municipal Power Agency, Power System Revenue, Prairie State Project, Series A, NATL	5.25	09/01/22	440,000	452,065
Louisville & Jefferson County Metropolitan Sewer District, Series A	5.00	05/15/23	500,000	566,910
				1,887,388

Louisiana 1.73%
Louisiana Office Facilities Corp, Refunding	5.00	11/01/17	700,000	721,392
Louisiana State, GO Unlimited, Series A	5.00	08/01/26	800,000	924,120
				1,645,512

Massachusetts 1.20%
Massachusetts State, Refunding, GO Limited, Series C	5.00	04/01/22	800,000	919,640
Stoughton, Massachusetts Public Improvement, GO Limited, NATL	4.00	05/01/17	225,000	225,509
				1,145,149

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Michigan 3.86%
Detroit, Michigan Local Development Financing Authority, Refunding, Tax Allocation, Series A	5.38	05/01/18	$70,000	$70,057
Gibraltar, Michigan School District, Refunding, GO Unlimited, AGM	5.00	05/01/21	475,000	522,500
Michigan Public Power Agency AFEC Project Revenue, Series A	4.50	01/01/19	280,000	295,098
Michigan State, Trunk Line Revenue, Refunding	4.50	11/01/26	105,000	112,495
Michigan State Hospital Finance Authority, Trinity Health, Series A	6.00	12/01/18	200,000	217,594
Michigan Strategic Fund, Series A, AGC	5.00	10/15/17	200,000	205,926
Oxford Area Community School District, GO Unlimited, Series A, Q-SBLF	5.00	05/01/22	365,000	415,268
Portage Public Schools, School Building & Site, GO Unlimited, AGM	5.00	05/01/20	300,000	315,066
Romeo Community School District, Refunding, GO Unlimited, Q-SBLF	3.00	05/01/18	500,000	509,840
Wayne County, Michigan Airport Authority Revenue, Detroit Metropolitan Airport, Refunding, Series C	4.00	12/01/19	255,000	268,288
Wyoming, Michigan, Water Supply System, Refunding	4.00	06/01/20	215,000	229,964
Zeeland Public Schools, Refunding, GO Unlimited	5.00	05/01/18	490,000	512,756
				3,674,852

Minnesota 1.17%
Chaska, Minnesota Electric Revenue, Refunding, Series A	3.00	10/01/17	535,000	542,372
Lake Washington Sanitary District, GO Unlimited, Series A, AGM	2.00	02/01/18	205,000	207,005
Minneapolis & St Paul, Minnesota Metropolitan Airports Commission, Airport Revenue, Airport Revenue, Refunding, Series B, NATL	5.00	01/01/19	255,000	255,000
Royalton Independent School District No. 485, GO Unlimited, Series A	5.00	02/01/17	110,000	110,333
				1,114,710

Mississippi 0.42%
Rankin County School District, GO Limited	2.00	08/01/19	400,000	402,200

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Missouri 2.38%
Jackson County, Missouri, Special Obligation Refunding, Truman Sports Complex Project	5.00	12/01/18	$215,000	$228,747
Kansas City, Missouri, Refunding, Series B	5.00	08/01/19	650,000	703,580
Kansas City, Missouri Water Revenue, Series F, AGM	4.00	12/01/22	250,000	277,423
Missouri Development Finance Board, Eastland Center Project, Tax Allocation, Series A	5.00	04/01/17	250,000	252,320
Missouri State Health & Educational Facilities Authority, Southwestern Baptist University Revenue	3.00	10/01/17	265,000	267,965
Missouri State Regional Convention & Sports Complex Authority	5.00	08/15/19	500,000	541,425
				2,271,460

New Hampshire 0.65%
New Hampshire, Federal Highway Grant Anticipation Bonds	5.00	09/01/17	200,000	205,024
New Hampshire Health & Education Facilities Authority Revenue, Southern New Hampshire University Project	5.00	01/01/18	400,000	414,656
				619,680

New Jersey 3.16%
Atlantic City, New Jersey, Refunding Tax Appeal, GO Unlimited	4.00	11/01/18	500,000	417,695
Atlantic City, New Jersey Municipal Utilities Authority Revenue, Refunding, AMBAC	5.00	06/01/17	150,000	150,155
Camden County, New Jersey Improvement Authority, Refunding	4.00	01/15/18	600,000	617,418
Cumberland County, New Jersey Improvement Authority, Technical High School Project, AGM	3.00	09/01/17	550,000	556,765
Elizabeth, New Jersey Parking Authority Project Revenue, Elizabethtown Plaza Redevelopment, Series B	4.00	11/01/17	255,000	261,033
Hudson County, New Jersey Improvement Authority Lease Revenue, North Hudson Regional Fire, Refunding, Series A, AGM	5.63	09/01/18	400,000	427,144
Passaic Valley, New Jersey, Sewage Commissioners Revenue, Series G	5.75	12/01/21	500,000	578,070
				3,008,280

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

New York 9.54%
Arlington Central School District, GO Unlimited	5.00	12/15/25	$1,000,000	$1,157,619
Greece, New York Central School District, GO Unlimited	2.00	06/15/19	455,000	459,018
Long Island Power Authority Revenue, Series B	5.00	09/01/21	465,000	523,836
Nassau County Industrial Development Agency, New York Institute of Technology Project Revenue, Refunding, Remarketing, Series A	5.00	03/01/21	350,000	386,243
New York City, GO Unlimited, Series B	5.00	08/01/19	400,000	434,556
New York City, GO Unlimited, Series E	5.25	08/01/22	875,000	1,018,210
New York City, GO Unlimited, Series I	5.00	08/01/22	1,000,000	1,150,599
New York State Dormitory Authority, Nonconstruction Supported Debt, Municipal Facilities Health Lease, Series 1	5.00	01/15/17	300,000	300,351
New York State Thruway Authority, Series B	5.00	04/01/27	1,335,000	1,374,395
New York State Urban Development, Series D	5.50	01/01/19	250,000	270,190
New York State Urban Development, NATL	5.50	03/15/19	615,000	670,129
North Castle, New York, Public Improvement, GO Unlimited	3.88	12/01/22	210,000	214,851
Patchogue-Medford Union Free School District, GO Unlimited	5.00	10/01/17	465,000	478,197
Sodus, New York Central School District, Refunding, GO Unlimited	3.00	06/15/18	640,000	655,424
				9,093,618

North Carolina 2.29%
Beaufort County, North Carolina, GO Limited	5.00	06/01/21	200,000	223,744
Charlotte, North Carolina Certificates of Participation, Series A	5.00	10/01/21	1,000,000	1,114,409
North Carolina Medical Care Commission, Firsthealth Carolina Project, Refunding, Series C	4.00	10/01/17	420,000	429,152
North Carolina State Municipal Power Agency #1, Catawba Electric Revenue, Refunding, Series A	5.25	01/01/20	400,000	416,404
				2,183,709

Ohio 1.01%
Cleveland, Ohio, Parking Facility Revenue, Prefunding, Refunding, AGM	5.25	09/15/22	130,000	152,247
Lorain County, Ohio, Community College District, Revenue	3.25	12/01/17	650,000	662,968

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Ohio (cont’d)
Marion County, Ohio, Variable Refunding, GO Limited, AGC	4.00	12/01/20	$150,000	$150,173
				965,388

Oklahoma 0.35%
Oklahoma State Agricultural & Mechanical Colleges, Oklahoma State University, Series A	5.00	08/01/21	300,000	332,187

Oregon 0.23%
Oregon State Facilities Authority, Legacy Health Project Revenue, Refunding, Series A	4.50	05/01/20	200,000	216,592

Pennsylvania 3.17%
Allegheny County, Pennsylvania Sanitary Authority, AGM	5.00	06/01/19	700,000	755,069
Delaware Valley, Pennsylvania, Regional Financial Authority Revenue, Permanently Fixed Business Development Services, AMBAC	5.50	08/01/18	295,000	313,550
Muhlenberg Township, Pennsylvania, GO Unlimited, AGM	3.00	11/01/17	280,000	281,795
Pennsylvania Higher Educational Facilities Authority, State System, Higher Education Project, Refunding, Series AQ	5.00	06/15/17	275,000	279,925
Philadelphia School District, Pennsylvania, Refunding, GO Unlimited, Series E	5.25	09/01/24	625,000	664,625
Reading, Pennsylvania School District, GO Unlimited, Series A	5.00	04/01/20	400,000	433,900
Wilkes-Barre Finance Authority, University of Scranton, Refunding, Series A	5.00	11/01/19	275,000	295,559
				3,024,423

South Carolina 1.00%
Spartanburg County, South Carolina Regional Health Services District, Hospital Revenue, Refunding, Series A	5.00	04/15/19	600,000	642,924
Spartanburg County, South Carolina Sanitation Sewer District, Series A, AGC	3.50	03/01/19	300,000	312,609
				955,533
Tennessee 0.23%
Memphis, Tennessee Sanitary Sewage System Revenue, Refunding, AGM	5.00	05/01/20	200,000	221,364

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Texas 23.95%
Addison, Texas Certificates of Obligation, GO Limited	4.50	02/15/28	$140,000	$145,335
Addison, Texas Certificates of Obligation, GO Limited	4.00	02/15/20	250,000	258,153
Arlington, Texas, GO Limited, Series B	2.00	08/15/19	500,000	505,860
Beaumont Independent School District, GO Unlimited, PSF-GTD	5.00	02/15/23	1,000,000	1,004,670
Bryan Independent School District, GO Unlimited, Series A, PSF-GTD	5.00	02/15/22	410,000	469,040
Cedar Hill Texas, Refunding, GO Limited	5.00	02/15/22	800,000	918,136
Center, Texas Certificates of Obligation, GO Limited, AGM (ZCB)	3.55(1)	02/15/20	150,000	139,313
Clear Lake, Texas, Waterworks & Sewer System, GO Unlimited	3.00	03/01/19	125,000	129,311
Conroe Independent School District, GO Unlimited, PSF-GTD	4.00	02/15/17	55,000	55,196
Corpus Christi, Texas Business & Job Development Corporation, Seawall Project, Sales Tax Revenue, Refunding	5.00	03/01/20	350,000	382,620
Culberson County-Allamoore Independent School District, GO Unlimited, PSF-GTD	3.00	02/15/19	860,000	887,606
Dallas, Texas Waterworks & Sewer System Revenue, Unrefunded, AMBAC	4.50	10/01/19	165,000	169,288
Dallas, Texas Waterworks & Sewer System Revenue, Prerefunded, AMBAC	4.50	10/01/19	60,000	61,537
Denton County, Texas, GO Limited	2.00	07/15/22	680,000	680,000
Denton, Texas, Refunding, GO Limited	5.00	02/15/19	500,000	537,310
Dimmitt Independent School District, GO Unlimited, PSF-GTD	3.00	02/15/22	305,000	319,442
Forney, Texas, GO Limited, AGM	5.00	02/15/27	500,000	502,305
Fort Worth, Texas Water & Sewer System Revenue	5.00	02/15/19	800,000	858,824
Frisco, Texas Independent School District, School Building, GO Unlimited, Series A, PSF-GTD	4.50	08/15/25	180,000	183,917
Garland, Texas, GO Limited	5.00	02/15/17	500,000	502,255
Garland, Texas, GO Limited	5.00	02/15/25	650,000	715,208
Goose Creek, Texas Independent School District, GO Unlimited, Series A, PSF-GTD	5.25	02/15/18	370,000	371,828
Harris County, Texas Municipal Utility District No 290, GO Unlimited, Series A, BAM	1.50	09/01/17	200,000	200,442

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Texas (cont'd)
Harris County, Texas Municipal Utility District No. 382, GO Unlimited, BAM	3.00	04/01/22	$305,000	$309,615
Hays County, Texas, GO Limited	5.00	02/15/23	500,000	521,245
Houston Community College System, GO Limited	5.00	02/15/19	755,000	811,987
Houston, Texas, Hotel Occupancy Tax, Unrefunded, Series B	5.00	09/01/19	45,000	45,132
Houston, Texas Combined Utility System Revenue, Prerefunded, AGM	5.00	11/15/27	150,000	155,103
Houston, Texas Public Improvement, Prerefunded, GO Limited, NATL	5.00	03/01/32	155,000	155,994
Hutto Independent School District, GO Unlimited, AGC	4.75	08/01/31	600,000	612,906
Laredo, Texas, Waterworks & Sewer System Revenue, AGM	4.25	03/01/18	100,000	100,525
Longview, Texas Waterworks & Sewer System Revenue, Refunding	3.00	03/01/22	610,000	636,986
Lower Colorado River Authority, Transmission Contract Revenue, Refunding, Series A	5.00	05/15/21	500,000	561,445
Lubbock-Cooper Independent School District, GO Unlimited, PSF-GTD	3.00	02/15/22	755,000	792,252
Midland, Texas, GO Limited	5.00	03/01/22	725,000	830,640
Montgomery County, Texas Municipal Utility District No 113, GO Unlimited, BAM	2.00	09/01/17	260,000	261,438
Montgomery County, Texas Municipal Utility District No 119, GO Unlimited, Series A, AGM	4.00	04/01/18	315,000	324,860
North Texas Tollway Authority Revenue, Series F	5.75	01/01/38	300,000	313,620
Olmos Park Higher Education Facilities Corp, University of the Incarnate Word, Refunding	5.00	12/01/21	500,000	559,320
Pharr, Texas, Refunding, GO Limited, Series A	5.00	08/15/20	285,000	314,637
Plano, Texas, Refunding, GO Limited	5.00	09/01/19	1,000,000	1,089,669
Round Rock, Texas, GO Limited	2.00	08/15/19	465,000	470,092
San Antonio, Texas, Water Revenue, Refunding	4.50	05/15/21	400,000	443,500
San Marcos, Texas Tax & Toll Revenue, GO Limited, AGM	5.10	08/15/27	400,000	410,036
Texarkana, Texas Waterworks & Sanitary Sewer System Revenue	3.00	08/01/19	90,000	92,496

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Texas (cont'd)
Texarkana, Texas Waterworks & Sanitary Sewer System Revenue	3.00	08/01/20	$95,000	$97,860
Texarkana, Texas, Refunding, GO Limited	5.00	02/15/21	320,000	359,315
Texas Municipal Power Agency Revenue, Refunding, Series Sub, AGC	5.00	09/01/17	250,000	256,348
Texas State, Public Finance Authority, Refunding, GO Unlimited	5.00	10/01/20	1,150,000	1,286,884
Travis County, Texas Water Control & Improvement District No. 10, GO Unlimited	2.00	08/15/19	500,000	505,350
Waxahachie, Texas, Refunding, GO Limited, AMBAC	4.20	08/01/22	500,000	509,385
				22,826,236

Utah 1.67%
Davis County, Utah, GO Unlimited	5.00	02/01/19	200,000	214,356
Salt Lake County, Utah, Westminster College Project Revenue	5.00	10/01/24	235,000	237,272
Utah State Building Ownership Authority, Lease Revenue, Refunding, Series C, AGM	5.50	05/15/19	340,000	353,729
Washington County-St George Interlocal Agency, Lease Revenue, Refunding, Series A	4.00	12/01/19	300,000	315,807
Weber County, Utah, GO Unlimited	4.00	01/15/22	430,000	474,406
				1,595,570

Virginia 0.61%
Lynchburg, Virginia, Refunding, GO Unlimited	5.00	02/01/19	540,000	580,370

Washington 8.90%
Cowlitz County, Washington, Refunding, GO Limited, Series B	3.00	04/01/17	175,000	175,835
Cowlitz County, Washington, Refunding, GO Limited, Series A	3.00	04/01/18	195,000	199,155
Grant County, Washington Public Utility District No. 2, Series A, NATL	5.00	01/01/43	1,000,000	1,000,000
King County School District No. 403 Renton, GO Unlimited	5.00	12/01/22	1,000,000	1,154,069
Snohomish County, Washington Public Utility District No 1, Refunding	5.00	12/01/17	550,000	569,470
Spokane County, Washington Public Facilities District, Refunding, Series B	5.00	12/01/21	950,000	1,066,916

See notes to portfolios of investments and notes to financial statements.

Near-Term Tax Free Fund Portfolio of Investments	December 31, 2016

Municipal Bonds (cont'd)	Coupon Rate %	Maturity Date	Principal Amount	Value

Washington (cont’d)
Tacoma, Washington Metropolitan Park District, GO Unlimited, Series B	4.00	12/01/19	$355,000	$379,509
Thurston County, Washington, Refunding, GO Limited	5.00	12/01/20	1,625,000	1,819,593
Washington State Health Care Facilities Authority, Seattle Children's Hospital Project	5.00	10/01/17	150,000	154,449
Washington State, Motor Vehicle Fuel Tax, GO Unlimited, Series C	5.00	02/01/19	830,000	891,520
Washington State, Refunding, GO Unlimited, Series A	5.00	01/01/19	1,000,000	1,071,589
				8,482,105

Wisconsin 1.33%
Johnson Creek School District, Bond Anticipation Note	3.00	03/01/20	1,000,000	1,002,430
Waunakee Community School District, GO Unlimited, Series A	5.00	04/01/18	250,000	261,548
				1,263,978

Total Investments 92.86%				88,498,495
(cost $89,093,944)
Other assets and liabilities, net 7.14%				6,802,073

Net Assets 100.0%				$95,300,568

(1)	Represents Yield on zero coupon bond.

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund Portfolio of Investments	December 31, 2016

Common Stocks 89.29%	Shares	Value

Aerospace/Defense - Equipment 3.03%
United Technologies Corp.	4,800	$526,176

Agricultural Operations 3.03%
Archer-Daniels-Midland Co.	11,500	524,975

Airlines 3.17%
Delta Air Lines, Inc.	11,200	550,928

Appliances 3.25%
Whirlpool Corp.	3,100	563,487

Building - Residential/Commercial 3.09%
PulteGroup, Inc.	29,200	536,696

Chemicals - Diversified 2.72%
LyondellBasell Industries N.V., Class A	5,500	471,790

Computers - Memory Devices 2.85%
NetApp, Inc.	14,000	493,780

Cruise Lines 2.97%
Carnival Corp.	9,900	515,394

Dental Supplies & Equipment 3.08%
Patterson Companies, Inc.	13,027	534,498

Distribution/Wholesale 2.88%
WW Grainger, Inc.	2,150	499,337

Electric - Integrated 3.05%
Entergy Corp.	7,200	528,984

Electronic Components - Miscellaneous 5.96%
Corning, Inc.	21,200	514,524
TE Connectivity Ltd.	7,500	519,600
		1,034,124

Enterprise Software/Services 2.82%
CA, Inc.	15,400	489,258

Finance - Credit Card 2.61%
Visa, Inc., Class A	5,800	452,516

Food - Meat Products 2.63%
Tyson Foods, Inc., Class A	7,400	456,432

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Investment Management/Advisory Services 5.16%
Ameriprise Financial, Inc.	4,400	$488,136
Legg Mason, Inc.	13,600	406,776
		894,912

Medical - Drugs 3.05%
Pfizer, Inc.	16,300	529,424

Medical - Wholesale Drug Distribution 3.04%
Cardinal Health, Inc.	7,330	527,540

Medical Labs & Testing Services 2.97%
Quest Diagnostics, Inc.	5,600	514,640

Multi-line Insurance 2.90%
American International Group, Inc.	7,700	502,887

Oil Companies - Integrated 6.16%
Exxon Mobil Corp.	5,800	523,508
Phillips 66	6,300	544,383
		1,067,891

Oil Refining & Marketing 2.95%
Valero Energy Corp.	7,500	512,400

Property/Casualty Insurance 3.10%
Travelers Companies, Inc.	4,400	538,648

REITS - Storage 3.22%
Public Storage	2,500	558,750

Retail - Discount 2.69%
Dollar General Corp.	6,300	466,641

Retail - Drug Store 3.10%
CVS Health Corp.	6,825	538,561

Semiconductor Components 2.63%
QUALCOMM, Inc.	7,000	456,400

Telephone - Integrated 1.18%
AT&T, Inc.	4,800	204,144

Total Common Stocks		15,491,213
(cost $15,329,106)

See notes to portfolios of investments and notes to financial statements.

All American Equity Fund Portfolio of Investments	December 31, 2016

Rights 0.00%	Shares	Value

Food - Retail 0.00%
Casa Ley, S.A. de C.V., Contingent Value Right	7,200	$0	*#@
Property Development Centers, LLC, Contingent Value Right	7,200	0	*#@

Total Rights		0
(cost $0)

Total Investments 89.29%		15,491,213
(cost $15,329,106)
Other assets and liabilities, net 10.71%		1,858,548

Net Assets 100.0%		$17,349,761

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund Portfolio of Investments	December 31, 2016

Common Stocks 87.80%	Shares	Value

Aerospace/Defense - Equipment 3.70%
B/E Aerospace, Inc.	25,000	$1,504,750

Airlines 6.23%
Allegiant Travel Co., Class A	6,744	1,122,202
Hawaiian Holdings, Inc.	24,810	1,414,170	*
		2,536,372

Automotive Truck Parts & Equipment - Original 0.85%
American Axle & Manufacturing Holdings, Inc.	18,000	347,400	*

Bicycle Manufacturing 3.07%
Fox Factory Holding Corp.	45,000	1,248,750	*

Building - Residential/Commercial 1.48%
LGI Homes, Inc.	21,000	603,330	*

Building Products - Air & Heating 3.95%
Lennox International, Inc.	10,500	1,608,285

Chemicals - Specialty 6.16%
Kraton Corp.	36,000	1,025,280	*
NewMarket Corp.	3,500	1,483,440
		2,508,720

Commercial Services - Finance 2.64%
S&P Global, Inc.	10,000	1,075,400

Consumer Products - Miscellaneous 9.05%
Kimberly-Clark Corp.	21,000	2,396,520
WD-40 Co.	11,000	1,285,900
		3,682,420

Containers - Metal/Glass 1.84%
Owens-Illinois Group, Inc.	43,000	748,630	*

Data Processing/Management 1.78%
CSG Systems International, Inc.	15,000	726,000

Diagnostic Kits 5.25%
IDEXX Laboratories, Inc.	18,234	2,138,301	*

Distribution/Wholesale 4.87%
Pool Corp.	19,000	1,982,460

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Electronic Security Devices 1.89%
Allegion plc	12,000	$768,000

Energy - Alternate Sources 0.00%
Pacific Green Energy Corp.	100,000	0	*#@

Finance - Commercial 0.55%
IOU Financial, Inc.	1,093,000	223,867	*

Finance - Investment Banker/Broker 0.81%
GMP Capital, Inc.	100,000	328,455

Firearms & Ammunition 3.11%
Sturm, Ruger & Co., Inc.	24,000	1,264,800

Gold Mining 0.00%
Gran Colombia Gold Corp.	500	35	*

Home Furnishings 4.19%
Tempur Sealy International, Inc.	25,000	1,707,000	*

Human Resources 1.43%
Robert Half International, Inc.	11,900	580,482

Medical - Hospitals 0.00%
African Medical Investments plc	1,000,000	0	*#@

Office Automation & Equipment 4.78%
Pitney Bowes, Inc	128,000	1,944,320

Property/Casualty Insurance 3.40%
Universal Insurance Holdings, Inc.	48,760	1,384,784

Protection - Safety 2.60%
Landauer, Inc.	22,000	1,058,200

Real Estate Operating/Development 0.72%
Pacific Infrastructure Ventures, Inc. (RS)	426,533	293,796	*#@

Retail - Pet Food & Supplies 3.27%
PetMed Express, Inc.	57,677	1,330,608

Telecom Services 1.22%
Spok Holdings, Inc.	24,000	498,000

See notes to portfolios of investments and notes to financial statements.

Holmes Macro Trends Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Tobacco 5.65%
Altria Group, Inc.	34,000	$2,299,080

Veterinary Diagnostics 3.31%
Phibro Animal Health Corp., Class A	46,000	1,347,800

Total Common Stocks		35,740,045
(cost $34,830,774)

Warrants 0.00%

Gold Mining 0.00%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	3,700	0	*#@
Gran Colombia Gold Corp., Warrants (March 2019)	250	10	*
		10

Total Warrants		10
(cost $0)

Convertible Debenture 0.83%	Principal Amount

Gold Mining 0.83%
Gran Colombia Gold Corp., 6.00%, maturity 01/02/20	$400,971	336,816
(cost $211,750)

Corporate Note 0.57%

Electric Generation 0.57%
Interamerican Energy Corp., 15.00%, maturity 11/08/21 (RS)	233,829	233,829	#@
(cost $233,829)

Total Investments 89.20%		36,310,700
(cost $35,276,353)
Other assets and liabilities, net 10.80%		4,395,322

Net Assets 100.0%		$40,706,022

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2016

Common Stocks 81.28%	Shares	Value

Agricultural Chemicals 3.45%
Monsanto Co.	7,200	$757,512
PhosAgro PJSC, GDR	69,300	983,506
Syngenta, AG, ADR	6,500	513,825
Yara International ASA	28,700	1,129,031
		3,383,874

Agricultural Operations 1.20%
Agriterra Ltd.	69,849,776	99,168	*+
Kernel Holding S.A.	70,500	1,075,981
		1,175,149

Automotive Truck Parts & Equipment - Original 3.20%
Lear Corp.	7,900	1,045,723
Linamar Corp.	25,500	1,095,665
Magna International, Inc.	23,000	998,200
		3,139,588

Building & Construction Products - Miscellaneous 1.06%
Owens Corning	20,100	1,036,356

Chemicals - Fibers 1.02%
Rayonier Advanced Materials, Inc.	64,900	1,003,354

Chemicals - Plastics 1.16%
Sekisui Jushi Corp.	72,000	1,134,973

Coal 2.36%
Alliance Holdings GP	40,300	1,132,430
Caribbean Resources Corp.	17	0	*+#@
China Shenhua Energy, Class H	632,000	1,181,344
Consolidated Growth Holdings Ltd.	19,859,173	0	*#@
Walter Energy, Inc., 144A	4,293	687	*
		2,314,461

Diamonds/Precious Stones 1.25%
Diamond Fields International Ltd.	360,000	44,241	*
Lucara Diamond Corp.	519,500	1,176,241
Rockwell Diamonds, Inc., 144A	63,333	2,358	*
		1,222,840

Diversified Minerals 3.68%
Canada Zinc Metals Corp.	1,000,000	275,575	*
Ciner Resources LP	35,800	1,041,064
Dowa Holdings Co., Ltd.	130,400	991,621
Dundee Sustainable Technologies, Inc.	3,587,500	120,238	*

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Diversified Minerals (cont’d)
Encanto Potash Corp., 144A	3,000,000	$156,407	*
Neo Lithium Corp., 144A	1,265,000	1,008,118	*
Niocan, Inc., 144A	362,069	15,506	*
		3,608,529

Energy - Alternate Sources 2.33%
Pacific Green Energy Corp.	2,400,000	0	*+#@
SolarEdge Technologies, Inc.	78,700	975,880	*
Vestas Wind Systems A.S.	20,200	1,308,245
		2,284,125

Food-Dairy Products 1.02%
Dean Foods Co.	46,000	1,001,880

Forestry 3.66%
Bravern Ventures Ltd.	254,431	29,372	*
Canfor Corp.	97,300	1,106,596	*
Interfor Corp., Class A	122,100	1,366,821	*
Western Forest Products, Inc.	772,400	1,087,280
		3,590,069

Gold Mining 22.41%
Centamin plc	656,300	1,110,903
Centerra Gold, Inc.	255,500	1,196,957
Chesapeake Gold Corp., 144A	52,400	142,450	*
Corona Minerals Ltd.	100,000	0	*#@
Doray Minerals Ltd.	3,242,900	999,371	*
Evolution Mining Ltd.	879,666	1,315,417
Franco-Nevada Corp.	4,900	292,824
Gran Colombia Gold Corp.	119,000	8,420	*
Harmony Gold Mining Co. Ltd., Sponsored ADR	516,800	1,142,128
Kinross Gold Corp.	1	3	*
Klondex Mines Ltd.	1,492,300	6,946,617	*
Newcastle Gold Ltd., 144A	166,666	90,616	*
NGEx Resources, Inc.	971,000	862,311	*
Northern Star Resources Ltd.	547,800	1,400,104
Radisson Mining Resources, Inc. (RS)	2,100,000	245,168	*#@
Ramelius Resources Ltd.	3,039,800	1,084,214	*
Regis Resources Ltd.	759,700	1,597,526
Resolute Mining Ltd.	1,535,800	1,397,040
Rye Patch Gold Corp.	1,141,500	263,557	*
Sandstorm Gold Ltd.	158,800	619,320	*
Sibanye Gold Ltd., Sponsored ADR	177,100	1,250,326
		21,965,272

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Medical - Hospitals 0.00%
African Medical Investments plc	2,507,500	$0	*#@

Metal - Aluminum 1.42%
Nippon Light Metal Holdings Co., Ltd.	661,000	1,391,656

Metal - Copper 2.41%
Highland Copper Company Inc.	1,000,000	70,756	*
Nevsun Resources Ltd.	425,200	1,313,868
OZ Minerals Ltd.	172,500	974,581
		2,359,205

Metal - Diversified 2.13%
Filo Mining Corp.	115,250	137,894	*
Filo Mining Corp., 144A	114,750	149,564	*
GoviEx Uranium, Inc., Class A	755,000	84,348	*
GoviEx Uranium, Inc., 144A, Class A	58,000	6,480	*
Ivanhoe Mines Ltd., Class A	118,600	224,365	*
Mandalay Resources Corp.	2,106,300	1,255,011
Orsu Metals Corp., 144A	147,605	2,749	*
Renaissance Oil Corp.	1,380,000	231,259	*
		2,091,670

Metal - Iron 2.54%
Fortescue Metals Group Ltd.	284,000	1,186,840
Novolipetsk Steel PJSC, GDR	70,500	1,302,098
WAI Capital Investment Corp., 144A	292,500	0	*#@
		2,488,938

Mining Services 0.00%
Bounty Mining Ltd.	22,000,000	0	*#@

Natural Resource Technology 0.14%
I-Pulse, Inc., 144A (RS)	15,971	137,351	*#@

Non - Ferrous Metals 0.09%
Sterling Group Ventures, Inc.	500,000	85,000	*

Oil - Field Services 0.00%
Atlas African Industries Ltd.	255,854,621	0	*+#@

Oil - US Royalty Trusts 0.47%
San Juan Basin Royalty Trust	69,600	460,752

Oil & Gas Drilling 1.33%
Rowan Companies plc, Class A	69,100	1,305,299

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Oil Companies - Exploration & Production 4.21%
Africa Energy Corp., 144A	2,110,889	$416,628	*
CNOOC Ltd., Sponsored ADR	9,300	1,152,828
Gran Tierra Energy, Inc.	197,700	597,819	*
Granite Oil Corp.	58,600	257,069
Ivanhoe Energy, Inc.	18,719	206	*
Kunlun Energy Co. Ltd.	1,517,000	1,130,229
Range Energy Resources, Inc., 144A	15,000,000	195,509	*
SVT Capital Corp.	23,626	3,783	*
U.S. Oil Sands, Inc.	7,000,000	156,407	*
U.S. Oil Sands, Inc., 144A	9,900,000	221,205	*
		4,131,683

Oil Companies - Integrated 2.37%
Gazprom OAO, Sponsored ADR	229,800	1,169,682
Lukoil PJSC, Sponsored ADR	20,500	1,150,460
		2,320,142

Oil Field Machinery & Equipment 1.06%
Dril-Quip, Inc.	17,300	1,038,865	*

Oil Refining & Marketing 1.12%
Valero Energy Corp.	16,000	1,093,120

Paper & Related Products 1.05%
Domtar Corp.	26,400	1,030,392

Pipelines 1.25%
Western Gas Partners LP	20,900	1,228,084

Real Estate Operating/Development 5.23%
Pacific Infrastructure Ventures, Inc. (RS)	7,443,544	5,127,113*#@

Rubber - Tires 1.00%
Cooper Tire & Rubber Co.	25,300	982,905

Steel - Producers 3.50%
Severstal PAO PJSC, GDR	75,600	1,166,871
Tokyo Steel Manufacturing Co., Ltd.	150,000	1,144,804
Yodogawa Steel Works Ltd.	43,100	1,123,241
		3,434,916

Steel - Specialty 1.14%
Sanyo Special Steel Co., Ltd.	236,900	1,117,339

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Textile - Products 1.02%
Nitto Boseki Co., Ltd.	255,000	$994,755

Total Common Stocks		79,679,655
(cost $149,683,677)

Exchange-Traded Fund 0.63%
Direxion Daily Gold Miners Index Bull 3X Shares	80,900	618,076
(cost $745,646)

Warrants 0.04%

Gold Mining 0.04%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	86,150	0	*#@
Gran Colombia Gold Corp., Warrants (March 2019)	59,500	2,437	*
Newcastle Gold Ltd., Warrants (February 2017)	83,333	0	*#@
New Gold, Inc., 144A, Warrants (June 2017)	822,570	33,696	*

Total Warrants		36,133
(cost $0)

Purchased Call Options 1.16%	Contracts

Exchange-Traded Fund 0.19%
SPDR S&P 500 ETF Trust, Strike Price $217.00, Expiration Jan. 2017	2,180	187,480	*

Gold Mining 0.24%
Franco-Nevada Corp., Strike Price $65.00, Expiration Apr. 2017	780	239,850	*

Metal - Copper 0.08%
Freeport-McMoRan, Inc., Strike Price $10.00, Expiration Jan. 2018	160	73,600	*

Metal - Diversified 0.05%
BHP Billiton Ltd., Strike Price $34.00, Expiration Jan. 2017	200	45,700	*

Oil - US Royalty Trusts 0.03%
San Juan Basin Royalty Trust, Strike Price $7.50, Expiration Jan. 2017	2,662	26,620	*

Oil Companies - Integrated 0.43%
BP plc, Strike Price $35.00, Expiration Apr. 2017	390	117,975	*
Chevron Corp., Strike Price $115.00, Expiration Jan. 2017	1,250	108,750	*
Exxon Mobil Corp, Strike Price $85.00, Expiration Jun. 2017	100	73,000	*
Royal Dutch Shell plc, Strike Price $50.00, Expiration Apr. 2017	230	125,350	*
		425,075

See notes to portfolios of investments and notes to financial statements.

Global Resources Fund Portfolio of Investments	December 31, 2016

Purchased Call Options (cont’d)	Contracts	Value

Oil Refining & Marketing 0.14%
Phillips 66, Strike Price $82.50, Expiration Jan. 2017	300	$138,000	*

Total Purchased Call Options		1,136,325
(cost $1,151,835)

Convertible Debentures 9.86%	Principal Amount

Gold Mining 9.86%
Gran Colombia Gold Corp., 1.00%, maturity 08/11/18	$2,578,772	1,573,051
Gran Colombia Gold Corp., 6.00%, maturity 01/02/20	9,632,710	8,091,476

Total Convertible Debentures		9,664,527
(cost $6,213,583)

Corporate Note 2.86%

Electric Generation 2.86%
Interamerican Energy Corp., 15.00%, maturity 11/08/21 (RS)	2,805,938	2,805,938	#@
(cost $2,805,938)

Total Investments 95.83%		93,940,654
(cost $160,600,679)
Other assets and liabilities, net 4.17%		4,085,210

Net Assets 100.0%		$98,025,864

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2016

Common Stocks 89.87%	Shares	Value

Advanced Materials/Products 0.87%
Nano One Materials Corp.	3,100,000	$1,223,699	*+

Agricultural Operations 0.02%
Agriterra Ltd.	15,001,664	21,298	*

Coal 0.00%
Caribbean Resources Corp.	4	0	*#@

Diamonds/Precious Stones 0.04%
Olivut Resources Ltd.	388,500	43,403	*
Rockwell Diamonds, Inc., 144A	171,667	6,393	*
		49,796

Diversified Minerals 8.99%
Adamera Minerals Corp., 144A	119,543	6,678	*
Amani Gold Ltd.	54,500,000	1,927,171	*
Amarc Resources Ltd.	695,545	38,853	*
Auryn Resources, Inc.	1,548,942	3,414,790	*
Calibre Mining Corp.	4,650,000	484,862	*
Golden Reign Resources Ltd.	1,500,000	329,572	*
Indochine Mining Ltd.	10,000	0	*#@
Lithium Americas Corp.	1,750,000	1,042,714	*
Lithium X Energy Corp.	1,775,000	2,974,528	*
Neo Lithium Corp.	230,000	183,294	*
Neo Lithium Corp., 144A	1,735,000	1,382,676	*
Rise Resources, Inc.	1,500,000	290,470	*
Terrax Minerals, Inc.	1,215,000	615,350	*
		12,690,958

Gold Mining 53.42%
Alexandria Minerals Corp.	7,751,675	346,405	*
Algold Resources Ltd.	5,400,000	965,255	*
Anfield Gold Corp.	1,314,000	1,135,247	*
Anfield Gold Corp., 144A	500,000	431,982	*
Bonterra Resources, Inc.	6,500,000	1,403,940	*+
Canyon Resources Ltd.	10,006,593	759,779	*
Chesapeake Gold Corp., 144A	192,199	522,494	*
Comstock Mining, Inc.	2,665,000	700,895	*
CopperBank Resources Corp.	6,805,418	354,805	*
CopperBank Resources Corp., 144A	174,000	9,072	*
Corona Minerals Ltd.	1,625,000	0	*#@
Doray Minerals Ltd.	1,500,000	462,258	*
Eastmain Resources, Inc.	2,000,000	759,692	*
Gold Standard Ventures Corp.	1,200,000	2,544,000	*
Gran Colombia Gold Corp.	192,500	13,620	*

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Gold Mining (cont’d)
Harte Gold Corp.	3,000,000	$670,316	*
IDM Mining Ltd.	5,000,000	521,357	*
IDM Mining Ltd., 144A	95,000	9,906	*
Integra Gold Corp.	3,000,000	1,251,257	*
K92 Mining Ltd.	1,500,000	1,083,678	*
Kirkland Lake Gold, Inc.	384,992	2,012,916	*
Kirkland Lake Gold, Inc., 144A (RS)	90,000	447,034	*#@
Klondex Mines Ltd.	6,000,000	27,929,840	*
Leagold Mining Corp., 144A	1,665,000	762,652	*
Lexam VG Gold, Inc., 144A	2,406,501	376,394	*
Malbex Resources, Inc., 144A	133,333	34,757	*
Mammoth Resources Corp.	4,818,000	62,797	*+
Mirasol Resources Ltd.	2,000,000	2,249,283	*
Newcastle Gold Ltd., 144A	66,667	36,247	*
NGEx Resources, Inc.	2,000,000	1,787,510	*
Nighthawk Gold Corp.	1,750,000	566,976	*
NV Gold Corp.	1,800,000	311,697	*+
OceanaGold Corp., 144A	5,348	15,574
Osisko Mining, Inc.	200,000	363,460	*
Petaquilla Minerals Ltd., 144A	2,660,000	0	*#@
Pilot Gold, Inc.	1,000,000	331,434	*
Pretium Resources, Inc.	550,000	4,542,532	*
Pure Gold Mining, Inc.	3,500,000	1,355,528	*
Radisson Mining Resources, Inc. (RS)	5,200,000	607,083	*#@
Radius Gold, Inc., 144A	125,000	9,775	*
Red Pine Exploration	10,000,000	1,005,474	*+
Redstar Gold Corp.	15,000,000	1,619,931	*+
Rye Patch Gold Corp.	8,316,873	1,920,256	*
Rye Patch Gold Corp., 144A	1,800,000	415,596	*
Sandstorm Gold Ltd.	150,000	585,000	*
Seafield Resources Ltd., 144A	1,300,000	0	*#@
Skeena Resources Ltd.	6,000,000	335,158	*
St Barbara Ltd.	1,000,000	1,444,869	*
Taurus Gold Ltd., 144A	2,448,381	0	*#@
TMAC Resources, Inc.	150,000	1,712,658	*
Tolima Gold, Inc.	3,250,000	18,154	*
Tolima Gold, Inc., 144A	850,000	4,748	*
TriStar Gold, Inc.	25,308,000	5,089,308	*+
Victoria Gold Corp.	2,450,000	1,021,860	*
Wesdome Gold Mines Ltd.	1,600,000	2,490,597	*
		75,413,056

Medical - Hospitals 0.00%
African Medical Investments plc	4,637,500	0	*#@

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Metal - Copper 0.38%
Highland Copper Company, Inc.	5,000,000	$353,778	*
Rockcliff Copper Corp., 144A	2,620,000	185,380	*
		539,158

Metal - Diversified 7.22%
AuRico Metals, Inc.	350,000	263,285	*
Balmoral Resources Ltd.	500,000	268,127	*
Cardinal Resources Ltd.	14,000,000	2,393,713	*
Columbus Gold Corp.	2,000,000	893,755	*
Filo Mining Corp.	475,000	619,111	*
First Point Minerals Corp.	2,000,000	126,615	*
Ivanhoe Mines Ltd., Class A	100,000	189,178	*
Mandalay Resources Corp.	2,500,000	1,489,592
Minera Alamos, Inc.	4,450,000	447,436	*+
Mineral Mountain Resources Ltd.	1,843,000	384,344	*
Murchison Minerals Ltd., 144A (RS)	3,000,000	382,080	*+#@
Nemaska Lithium, Inc.	500,000	461,773	*
Novo Resources Corp.	1,000,000	595,837	*
Orex Minerals, Inc.	8,173,000	1,643,548	*+
Orsu Metals Corp., 144A	1,869,220	34,805	*
		10,193,199

Mining Services 0.21%
Argent Minerals Ltd.	17,100,000	293,278	*

Non-Ferrous Metals 0.45%
Energizer Resources, Inc.	13,000,000	629,352	*

Oil Companies - Exploration & Production 0.00%
Big Sky Energy Corp.	2,000,000	0	*#@
SVT Capital Corp.	1,616	259	*
		259

Optical Recognition Equipment 0.00%
Nexoptic Technology Corp., 144A	12,083	6,210	*

Other Mined Materials 0.58%
Golden Peak Minerals, Inc. (RS)	1,999,998	813,689	*+#@

Platinum 0.01%
Pacific North West Capital Corp., 144A	430,555	9,620	*

Precious Metals 17.04%
Barsele Minerals Corp.	10,169,000	7,952,519	*+
Brixton Metals Corp.	2,500,000	642,386	*+

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Precious Metals (cont’d)
Candente Gold Corp., 144A	4,875,000	$145,235	*
Dolly Varden Silver Corp.	4,128,500	1,829,559	*+
Dolly Varden Silver Corp. (RS)	1,500,000	631,494	*+#@
Fiore Exploration Ltd.	7,746,800	2,711,798	*+
GFG Resources	1,500,000	1,273,601	*
Kootenay Silver, Inc.	1,000,000	234,611	*
Lundin Gold, Inc.	575,000	2,252,635	*
Lundin Gold, Inc., 144A	70,000	274,234	*
Probe Metals, Inc.	1,250,000	1,256,843	*
Roxgold, Inc.	3,000,000	2,703,608	*
Santana Minerals Ltd.	750,000	24,369	*
SilverCrest Metals, Inc.	250,000	439,429	*
Toachi Mining, Inc.	4,350,000	1,150,151	*+
Toachi Mining, Inc., 144A	2,000,000	528,805	*+
		24,051,277

Silver Mining 0.65%
MAG Silver Corp.	50,000	551,500	*
Santacruz Silver Mining Ltd.	1,600,000	369,419	*
		920,919

Total Common Stocks		126,855,768
(cost $137,535,279)

Warrants 1.66%

Diversified Minerals 0.02%
Amani Gold Ltd., Warrants (July 2017)	3,500,000	25,258	*

Gold Mining 0.77%
Alamos Gold, Inc., Warrants (August 2018)	110,000	28,265	*
Alexandria Minerals Corp., 144A, Warrants (June 2019)	1,256,195	0	*#@
Algold Resources Ltd., Warrants (April 2018)	1,250,000	83,789	*#@
Bonterra Resources, Inc., Warrants (December 2017)	625,000	0	*+#@
Bonterra Resources, Inc., Warrants (July 2018)	625,000	0	*+#@
Canyon Resources Ltd., Warrants (January 2017)	6,168,864	133,553	*
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	58,450	0	*#@
Gran Colombia Gold Corp., Warrants (March 2019)	96,250	3,943	*
Newcastle Gold Ltd., Warrants (February 2017)	33,333	0	*#@
New Gold, Inc., 144A, Warrants (June 2017)	352,530	14,441	*
Osisko Gold Royalties Ltd., Warrants (February 2022)	377,500	773,191	*
Osisko Mining, Inc., Warrants (August 2018)	1,000,000	37,240	*
Redstar Gold Corp., Warrants (May 2019)	2,500,000	9,310	*+#@
		1,083,732

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2016

Warrants (cont’d)	Shares	Value

Metal - Diversified 0.14%
Dalradian Resources, Inc., Warrants (July 2017)	1,500,000	$198,302	*
HudBay Minerals, Inc., Warrants (July 2018)	17,000	5,761	*
Minera Alamos, Inc., Warrants (May 2019)	2,225,000	0	*+#@
Murchison Minerals Ltd., 144A, Warrants (August 2018) (RS)	1,500,000	0	*+#@
Orex Minerals, Inc., 144A, Warrants (November 2017)	1,250,000	0	*+#@
		204,063

Precious Metals 0.73%
Barsele Minerals Corp., 144A, Warrants (November 2017)	1,250,000	698,246	*+#@
Barsele Minerals Corp., 144A, Warrants (March 2018)	600,000	335,158	*+#@
Probe Metals, Inc., Warrants (February 2018)	625,000	0	*#@
		1,033,404

Silver Mining 0.00%
Source Exploration Corp., 144A, Warrants (February 2017)	250,000	0	*#@

Total Warrants		2,346,457
(cost $984,879)

Special Warrant 0.00%

Gold/Mineral Exploration & Development 0.00%
Western Exploration & Development Ltd., 144A, Special Warrants	600,000	0	*#@
(cost $300,000)

Right 0.10%

Metal - Diversified 0.10%
Cardinal Resources Ltd.	1,500,000	135,310	*
(cost $13,109)

Convertible Debentures 3.74%	Principal Amount

Gold Mining 3.74%
Gran Colombia Gold Corp., 1.00%, maturity 08/11/18	$3,056,566	1,864,505
Gran Colombia Gold Corp., 6.00%, maturity 01/02/20	4,058,613	3,409,235

Total Convertible Debentures		5,273,740
(cost $3,451,205)

See notes to portfolios of investments and notes to financial statements.

World Precious Minerals Fund Portfolio of Investments	December 31, 2016

Corporate Note 0.53%	Principal Amount	Value

Electric Generation 0.53%
Interamerican Energy Corp., 15.00%, maturity 11/08/21 (RS)	$748,250	$748,250	#@
(cost $748,250)

Total Investments 95.89%		135,359,525
(cost $143,032,722)
Other assets and liabilities, net 4.11%		5,799,259

Net Assets 100.0%		$141,158,784

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund Portfolio of Investments	December 31, 2016

Common Stocks 87.94%	Shares	Value

Diamonds/Precious Stones 0.96%
Lucara Diamond Corp.	400,000	$905,671

Gold Mining 77.79%
Argonaut Gold, Inc.	750,000	1,184,225	*
Barrick Gold Corp.	225,000	3,595,500
Beadell Resources Ltd.	4,000,000	758,866	*
Comstock Mining, Inc.	4,621,648	1,215,493	*
Doray Minerals Ltd.	1,000,000	308,172	*
Dundee Precious Metals, Inc.	550,000	921,685	*
Golden Star Resources Ltd.	2,000,000	1,491,000	*
Gran Colombia Gold Corp.	75,000	5,307	*
Harmony Gold Mining Co. Ltd., Sponsored ADR	375,000	828,750
Jaguar Mining, Inc.	7,550,000	3,261,461	*
K92 Mining Ltd.	2,250,000	1,625,517	*
Kirkland Lake Gold, Inc.	1,274,983	6,666,206	*
Kirkland Lake Gold, Inc., 144A (RS)	175,000	869,232	*#@
Klondex Mines Ltd.	4,500,000	20,947,380	*
Marlin Gold Mining Ltd.	1,375,200	594,061	*
Newmont Mining Corp.	90,000	3,066,300
Northern Star Resources Ltd.	1,000,000	2,555,867
Richmont Mines, Inc.	200,000	1,300,000	*
Royal Gold, Inc.	50,000	3,167,500
Rye Patch Gold Corp.	10,070,794	2,325,212	*
Sandstorm Gold Ltd.	600,000	2,340,000	*
Saracen Mineral Holdings Ltd.	450,000	315,668	*
Silver Lake Resources Ltd.	3,000,000	1,360,462	*
St Barbara Ltd.	3,000,000	4,334,606	*
Torex Gold Resources, Inc.	200,000	3,096,861	*
Wesdome Gold Mines Ltd.	3,200,000	4,981,194	*
		73,116,525

Medical - Hospitals 0.00%
African Medical Investments plc	2,000,000	0	*#@

Metal - Diversified 3.67%
AuRico Metals, Inc.	3,000,000	2,256,731	*
Mandalay Resources Corp.	2,000,000	1,191,673
		3,448,404

Precious Metals 1.82%
Maverix Metals, Inc.	1,050,000	1,259,077	*
Roxgold, Inc.	500,000	450,602	*
		1,709,679

See notes to portfolios of investments and notes to financial statements.

Gold and Precious Metals Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Silver Mining 3.70%
Santacruz Silver Mining Ltd.	2,500,000	$577,217	*
Silver Wheaton Corp.	150,000	2,898,000
		3,475,217

Total Common Stocks		82,655,496
(cost $69,106,358)

Warrants 0.40%

Gold Mining 0.40%
Gran Colombia Gold Corp., 144A, Warrants (October 2017)	29,400	0	*#@
Gran Colombia Gold Corp., Warrants (March 2019)	37,500	1,536	*
Osisko Gold Royalties Ltd., Warrants (February 2022)	183,900	376,662	*

Total Warrants		378,198
(cost $271,712)

Convertible Debentures 2.88%	Principal Amount

Gold Mining 2.88%
Gran Colombia Gold Corp., 1.00%, maturity 08/11/18	$1,607,149	980,361
Gran Colombia Gold Corp., 6.00%, maturity 01/02/20	2,052,944	1,724,473

Total Convertible Debentures		2,704,834
(cost $1,771,831)

Corporate Notes 0.30%

Coal 0.00%
Caribbean Resources Corp., 19.25%, maturity 06/15/15	485,766	0	*#^@

Electric Generation 0.30%
Interamerican Energy Corp., 15.00%, maturity 11/08/21 (RS)	280,594	280,594	#@

Total Corporate Notes		280,594
(cost $766,360)

Total Investments 91.52%		86,019,122
(cost $71,916,261)
Other assets and liabilities, net 8.48%		7,968,968

Net Assets 100.0%		$93,988,090

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2016

Common Stocks 96.17%	Shares	Value

Agricultural Chemicals 1.98%
Gubre Fabrikalari TAS	478,000	$592,796
PhosAgro PJSC, GDR	15,900	242,150
		834,946

Airlines 3.95%
Aegean Airlines S.A.	70,000	466,100
Aeroflot PJSC	184,500	459,759	*
Deutsche Lufthansa AG	30,700	395,747
Turk Hava Yollari AO	127,000	180,161	*
Wizz Air Holdings plc	7,700	169,878	*
		1,671,645

Airport Development/Maintenance 0.36%
TAV Havalimanlari Holding A.S.	38,700	153,726

Appliances 2.70%
Arcelik A.S.	111,200	667,875
Vestel Beyaz Esya Sanayi ve Ticaret A.S.	139,000	472,851
		1,140,726

Automotive - Cars & Light Trucks 1.40%
Ford Otomotiv Sanayi A.S.	68,500	593,479

Automotive Truck Parts & Equipment 0.53%
Brembo S.p.A	3,680	222,623

Building & Construction - Miscellaneous 2.08%
Budimex S.A.	7,600	359,266
Enka Insaat ve Sanayi A.S.	342,000	520,942
		880,208

Building & Construction Products - Miscellaneous 0.72%
Wienerberger AG	17,500	303,573

Building Products - Cement/Aggregates 0.54%
Cimsa Cimento Sanayi VE Ticaret	51,000	228,201

Cellular Telecommunication 2.13%
MegaFon PJSC, GDR	20,600	194,467
Mobile TeleSystems OJSC, Sponsored ADR	54,700	498,317
Turkcell Iletisim Hizmetleri A.S.	75,000	207,090
		899,874

Chemicals - Diversified 0.61%
Ciech S.A.	18,500	257,675

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Chemicals - Fibers 1.30%
Aksa Akrilik Kimya Sanayii A.S.	139,000	$361,442
Lenzing AG	1,550	187,584
		549,026

Coal 1.41%
Lubelski Wegiel Bogdanka S.A.	36,000	597,043

Commercial Banks - Non US 17.32%
Akbank T.A.S.	143,000	316,553
Akbank T.A.S., Sponsored ADR	27,000	117,720
Alpha Bank AE	133,700	266,872	*
Banca Transilvania S.A.	1	1
BGEO Group plc	2,600	95,732
BRD-Groupe Societe Generale S.A.	216,000	594,619
Eurobank Ergasias S.A.	202,000	136,929	*
National Bank of Greece S.A.	400,000	104,390	*
OTP Bank plc	25,950	740,986
Powszechna Kasa Oszczednosci Bank Polski S.A.	24,700	165,921
Sberbank of Russia, Sponsored ADR	383,000	4,435,140
Turkiye Garanti Bankasi A.S.	161,000	347,216
		7,322,079

Communications Software 0.56%
LiveChat Software S.A.	20,000	237,426

Computer Services 1.71%
Asseco Poland S.A.	36,300	467,888
Luxoft Holding, Inc., Class A	4,500	252,900	*
		720,788

Diamonds/Precious Stones 1.10%
Alrosa PJSC	291,000	462,872

Diversified Operations 1.75%
KOC Holding A.S.	117,456	459,038
Tekfen Holding A.S.	153,500	281,006
		740,044

Electric - Distribution 0.21%
Electrica S.A.	28,700	87,547

Electric - Generation 1.32%
Inter RAO UES PJSC	8,910,000	558,213

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Electric - Integrated 0.23%
RusHydro PJSC, Sponsored ADR	66,942	$97,249

Electronics - Military 1.26%
Aselsan Elektronik Sanayi Ve Ticaret	30,500	109,842
Safran S.A.	5,880	422,914
		532,756

Enterprise Software/Services 0.46%
Logo Yazilim Sanayi Ve Ticaret	12,700	195,665	*

Entertainment Software 0.57%
CD Projekt S.A.	19,300	240,604	*

Food - Retail 2.01%
BIM Birlesik Magazalar A.S.	16,700	231,748
Magnit PJSC, Sponsored GDR	14,000	616,264
		848,012

Food - Wholesale/Distribution 1.64%
Eurocash S.A.	74,000	695,335

Gambling (Non-Hotel) 0.70%
OPAP S.A.	33,400	295,200

Gold Mining 0.09%
Koza Altin Isletmeleri A.S.	8,500	39,253	*

Human Resources 0.49%
Benefit Systems S.A.	1,260	207,705	*

Machinery - General Industrial 0.41%
Andritz AG	3,450	172,893

Medical - Drugs 0.59%
Richter Gedeon Nyrt	11,900	251,356

Metal - Diversified 0.67%
MMC Norilsk Nickel PJSC, Sponsored ADR	12,200	206,424
Orsu Metals Corp., 144A	4,025,000	74,945	*
		281,369

Metal - Iron 1.94%
Magnitogorsk Iron & Steel Works OJSC, GDR	62,600	433,335
Novolipetsk Steel PJSC, GDR	21,000	387,859
		821,194

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Miscellaneous Manufacturing 0.66%
RHI AG	10,900	$277,534

Multi-line Insurance 1.35%
UNIQA Insurance Group AG	33,500	253,323
Vienna Insurance Group Wiener Versicherung Gruppe AG	14,200	317,710
		571,033

Oil Companies - Integrated 19.44%
Gazprom OAO, Sponsored ADR	663,000	3,353,681
Lukoil PJSC, Sponsored ADR	61,600	3,456,992
MOL Hungarian Oil & Gas plc	8,720	611,452
OMV Petrom, GDR	32,500	297,050
Polskie Gornictwo Naftowe i Gazownictwo S.A.	372,000	499,870
		8,219,045

Oil Refining & Marketing 6.01%
Aygaz A.S.	56,000	190,841
Grupa Lotos S.A.	20,000	182,575	*
Hellenic Petroleum S.A.	100,000	464,895
Motor Oil Hellas Corinth Refineries S.A.	28,700	395,548
Polski Koncern Naftowy Orlen S.A.	40,900	832,965
Tupras Turkiye Petrol Rafinerileri A.S.	23,700	474,910
		2,541,734

Property/Casualty Insurance 1.09%
Powszechny Zaklad Ubezpieczen S.A.	58,100	460,679

Regional Banks - Non US 1.82%
Moneta Money Bank A.S.	239,000	770,619	*

Retail - Appliances 1.12%
M.Video PJSC	75,000	474,325

Retail - Jewelry 0.47%
Pandora A/S	1,515	197,768

Retail - Restaurants 0.59%
AmRest Holdings S.E.	3,500	247,443	*

Steel - Producers 2.79%
Eregli Demir ve Celik Fabrikalari T.A.S.	326,000	474,309
Evraz plc	171,500	467,296
Severstal PAO PJSC, GDR	15,300	236,153
		1,177,758

See notes to portfolios of investments and notes to financial statements.

Emerging Europe Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Telecom Services 1.71%
O2 Czech Republic a.s.	16,100	$163,032
Sistema PJSC FC, GDR	49,000	441,019
Turk Telekomunikasyon A.S.	78,200	116,887
		720,938

Telephone - Integrated 2.29%
Hellenic Telecommunications Organization S.A.	56,100	526,855
Magyar Telekom Telecommunications	260,500	441,328
		968,183

Tobacco 0.53%
Philip Morris CR A.S.	440	224,496

Transportation - Services 1.11%
Oesterreichische Post AG	14,050	470,963

Web Portals/ISP 0.45%
Yandex NV, Class A	9,450	190,229	*

Total Common Stocks		40,653,052
(cost $39,996,251)

Exchange-Traded Fund 0.59%

Direxion Daily Russia Bull 3x Shares	2,500	251,952
(cost $252,077)

Total Investments 96.76%		40,905,004
(cost $40,248,328)
Other assets and liabilities, net 3.24%		1,368,100

Net Assets 100.0%		$42,273,104

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2016

Common Stocks 85.49%	Shares	Value

Airlines 2.47%
Air China Ltd., H shares	220,000	$139,751
AirAsia Berhad	250,000	127,448
Cebu Air, Inc.	75,000	140,233
		407,432

Apparel Manufacturers 0.51%
Regina Miracle International Holdings Ltd.	101,000	83,528

Athletic Footwear 0.23%
Feng TAY Enterprise	10,080	37,334

Automotive - Cars & Light Trucks 9.51%
Geely Automobile Holdings Ltd.	866,000	823,094
Great Wall Motor Co., Ltd., H shares	90,500	83,951
Guangzhou Automobile Group Co., Ltd., H shares	550,000	662,847
		1,569,892

Automotive/Truck Parts & Equipment - Original 0.11%
Nexteer Automotive Group Ltd.	16,000	18,946

Batteries/Battery Systems 0.45%
Tianneng Power International Ltd.	82,000	75,038

Building - Heavy Construction 1.89%
China Communications Services, H shares	490,000	311,333

Cellular Telecommunication 0.85%
SmarTone Telecommunications Holdings Ltd.	105,000	140,954

Circuit Boards 0.68%
KCE Electronics NVDR	33,000	112,210

Commercial Banks - Non US 3.93%
Bank Mandiri Persero Tbk PT	94,000	80,453
Bank Rakyat Indonesia Persero Tbk PT	165,000	142,513
Bank Tabungan Negara Persero Tbk PT	600,000	77,228
Huishang Bank Corp., Ltd., H shares	685,000	348,465
		648,659

Commercial Services 0.28%
Goldpac Group Ltd.	173,000	45,777

Computer Services 0.26%
SK Holdings Co., Ltd.	225	42,712	*

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Computers 0.51%
Foxconn Technology Co., Ltd.	32,320	$85,035

Computers - Integrated System 0.54%
Posiflex Technology, Inc.	16,399	89,843

Containers - Paper/Plastic 0.53%
Greatview Aseptic Packaging Co., Ltd.	170,000	86,900

Cosmetics & Toiletries 0.39%
AMOREPACIFIC Group	585	64,295	*

Distribution/Wholesale 1.76%
Yestar International Holdings Co., Ltd.	600,000	290,861

Diversified Financial Services 1.96%
China Galaxy Securities Co., Ltd., H shares	210,000	188,250
CTBC Financial Holding Co., Ltd.	248,400	135,504
		323,754

Electronic Components - Miscellaneous 0.65%
Micro-Star International Co.	47,000	106,652

Energy - Alternate Sources 1.66%
Beijing Jingneng Clean Energy Co., Ltd., H shares	400,000	123,833
Gigasolar Materials Corp.	4,000	47,278
Xinyi Solar Holdings Ltd.	320,000	103,569
		274,680

Enterprise Software/Services 0.23%
Sinosoft Technology Group Ltd.	120,000	37,711

Entertainment Software 0.65%
NetEase, Inc., Sponsored ADR	500	107,670

Finance - Investment Banker/Broker 2.32%
China International Capital, H shares	150,000	211,577	*
CITIC Securities Co., Ltd., H shares	85,000	171,761
		383,338

Food - Confectionery 0.78%
Dali Foods Group Co., Ltd.	244,000	128,754

Food - Dairy Products 1.19%
China Shengmu Organic Milk Ltd.	710,000	196,454	*

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Food - Miscellaneous/Diversified 0.43%
Uni-President China Holdings Ltd.	100,000	$70,369

Funeral Services & Related Items 0.39%
Fu Shou Yuan International Group Ltd.	110,000	64,942

Internet Application Software 5.29%
Tencent Holdings Ltd.	36,000	872,896

Internet Content - Entertainment 0.24%
Com2uS Corp.	542	39,055

Internet Financial Services 0.19%
China Finance Online Co., Ltd., Sponsored ADR	8,500	30,770	*

Investment Management/Advisory Services 3.14%
GF Securities Co., Ltd., H shares	250,000	518,765

Life/Health Insurance 1.61%
China Life Insurance Co., Ltd.	20,800	20,566
China Pacific Insurance Group Co., Ltd., H shares	71,000	245,787
		266,353

Medical - Drugs 4.77%
CSPC Pharmaceutical Group Ltd.	430,000	457,855
Livzon Pharmaceutical Group, Inc., H shares	33,000	192,510
Sino Biopharmaceutical Ltd.	196,000	137,441
		787,806

Medical - Wholesale Drug Distribution 1.12%
Sinopharm Group Co., Ltd., H shares	45,000	184,425

Medical Products 1.45%
Lifetech Scientific Corp.	1,000,000	239,010	*

Metal Processors & Fabricators 0.48%
STP & I PCL, NVDR	256,000	78,978

Miscellaneous Manufacturing 1.74%
China Railway Signal & Communication, H shares	400,000	287,180

Multi-line Insurance 1.65%
Ping An Insurance Group Co of China Ltd., H shares	55,000	273,245

Non - Ferrous Metals 0.51%
Sterling Group Ventures, Inc.	500,000	85,000	*

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Optical Supplies 0.35%
St. Shine Optical Co., Ltd.	3,000	$57,268

Photo Equipment & Supplies 4.14%
Sunny Optical Technology Group Co., Ltd.	157,000	684,361

Power Converters/Supply Equipment 0.61%
Boer Power Holdings Ltd.	253,000	100,370

Property/Casualty Insurance 4.57%
Dongbu Insurance Co., Ltd.	1,700	88,012	*
Hyundai Marine & Fire Insurance Co., Ltd.	2,581	67,183	*
Meritz Fire & Marine Insurance Co., Ltd.	5,357	67,801	*
PICC Property & Casualty Co., Ltd., H shares	319,000	493,388
Samsung Fire & Marine Insurance Co., Ltd.	170	37,774	*
		754,158

Real Estate Operating/Development 3.30%
China Vanke Co., Ltd., H shares	35,000	79,564
Highwealth Construction Corp.	75,000	105,799
LPN Development PCL, NVDR	220,000	74,376
New World Development Co., Ltd.	270,000	284,474
		544,213

Reinsurance 0.35%
Korean Reinsurance Co.	6,145	57,961	*

Retail - Apparel/Shoe 2.83%
ANTA Sports Products Ltd.	125,000	371,477
China Lilang Ltd.	170,000	95,563
		467,040

Retail - Building Products 0.54%
Home Product Center PCL, NVDR	313,000	88,955

Retail - Home Furnishings 2.53%
Man Wah Holdings Ltd.	620,000	418,637

Semiconductor Components - Integrated Circuits 0.52%
Powertech Technology, Inc.	32,000	85,872

Telecom Services 3.71%
PCCW Ltd.	850,000	459,496
Telekomunikasi Indonesia Persero Tbk PT	520,000	152,980
		612,476

See notes to portfolios of investments and notes to financial statements.

China Region Fund Portfolio of Investments	December 31, 2016

Common Stocks (cont’d)	Shares	Value

Telecommunication Equipment 1.38%
BYD Electronic International Co., Ltd.	290,000	$227,489

Textile - Apparel 2.10%
Eclat Textile Ltd.	5,000	52,061
Texhong Textile Group Ltd.	218,000	294,474
		346,535

Therapeutics 0.69%
Dawnrays Pharmaceutical (Holdings) Ltd.	190,000	113,881

Web Portals/ISP 0.52%
NAVER Corp.	134	85,811	*

Total Common Stocks		14,113,583
(cost $13,302,626)

Exchange-Traded Fund 0.47%

VanEck Vectors Vietnam ETF	6,000	78,182
(cost $78,482)

Purchased Call Option 1.33%	Contracts

Diversified Banking - Institutional 1.33%
HSBC Holdings, Strike Price $35.00, Expiration Mar. 2017	400	219,000	*
(cost $125,216)

Total Investments 87.29%		14,410,765
(cost $13,506,324)
Other assets and liabilities, net 12.71%		2,099,150

Net Assets 100.0%		$16,509,915

See notes to portfolios of investments and notes to financial statements.

Notes to Portfolios of Investments	December 31, 2016

Legend

+	Affiliated company (see following)
#	Illiquid Security
^	In default on interest and/or principal payments. Rate shown represents the last coupon rate prior to default.
ADR	American Depositary Receipt
AGC	Assured Guaranty Corporation
AGM	Assured Guaranty Municipal
AMBAC	American Municipal Bond Assurance Corporation
BAM	Build America Mutual Assurance Company
BHAC	Berkshire Hathaway Insurance Corporation CI
GDR	Global Depositary Receipt
ETF	Exchange-Traded Fund
GO	General Obligation Bond
LLC	Limited Liability Company
LP	Limited Partnership
NATL	National Public Finance Guarantee Corporation
NVDR	Non-voting Depositary Receipt
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PCL	Public Company Limited
PSF-GTD	Texas Public School Fund Guarantee
Q-SBLF	Qualified School Bond Loan Fund
RS	Restricted Security (see following)
ZCB	Zero Coupon Bond
@
Security was fair valued at December 31, 2016, by U.S. Global Investors, Inc. (Adviser) (other than international securities fair valued pursuant to systematic fair value models) in accordance with valuation procedures approved by the Board of Trustees. These securities, as a percentage of net assets at December 31, 2016, were 0.00% of All American Equity Fund, 1.30% of Holmes Macro Trends Fund, 8.48% of Global Resources Fund, 3.37% of World Precious Minerals Fund and 1.22% of Gold and Precious Metals Fund, respectively. See the Fair Valuation of Securities section of these Notes to Portfolios of Investments for further discussion of fair valued securities. See further information and detail on restricted securities in the Restricted Securities section of these Notes to Portfolios of Investments.

144A
Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The market value of these securities and percentage of net assets as of December 31, 2016 amounted to $0, 0.00%, of Holmes Macro Trends Fund, $2,579,324, 2.63%, of Global Resources Fund, $7,086,192, 5.02%, of World Precious Minerals Fund, $869,232, 0.92%, of Gold and Precious Metals Fund and $74,945, 0.18%, of Emerging Europe Fund.

General

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at December 31, 2016.

Principal amounts are in U.S. dollars unless otherwise noted.

Fair Valuation of Securities

For the Funds’ policies regarding the valuation of investments and other significant accounting policies, please refer to the Notes to Financial Statements.

The Funds are required to disclose information regarding the fair value measurements of a Fund’s assets and liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between

Notes to Portfolios of Investments	December 31, 2016

market participants at the measurement date. The measurement requirements established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short term U.S. government obligations maturing in sixty days or less are valued using amortized cost. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2. Because of the inherent uncertainties of valuation, the values reflected in the portfolios may materially differ from the values received upon actual sale of those investments.

The three levels defined by the fair value hierarchy are as follows:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party in order to adjust for stale pricing.

Level 3 – Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in determining fair value.

Notes to Portfolios of Investments	December 31, 2016

The following table summarizes the valuation of each Fund’s securities as of December 31, 2016, using the fair value hierarchy:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
U.S. Government Securities Ultra-Short Bond Fund
Investments in Securities*
United States Government and Agency Obligations	$—	$54,718,493	$—	$54,718,493
Total	$—	$54,718,493	$—	$54,718,493
Near-Term Tax Free Fund
Investments in Securities*
Municipal Bonds	$—	$88,498,495	$—	$88,498,495
Total	$—	$88,498,495	$—	$88,498,495
All American Equity Fund
Investments in Securities*
Common Stocks:	$15,491,213	$—	$—	$15,491,213
Rights	—	—	—	—
Total	$15,491,213	$—	$—	$15,491,213
Holmes Macro Trends Fund
Investments in Securities*
Common Stocks:
Energy - Alternate Sources	$—	$—	$—	$—
Real Estate Operating/Development	—	—	293,796	293,796
All Other Common Stocks	35,446,249	—	—	35,446,249
Warrants:
Gold Mining	—	10	—	10
Convertible Debenture	336,816	—	—	336,816
Corporate Note	—	—	233,829	233,829
Total	$35,783,065	$10	$527,625	$36,310,700
Global Resources Fund
Investments in Securities*
Common Stocks:
Agricultural Chemicals	$1,271,337	$2,112,537	$—	$3,383,874
Agricultural Operations	—	1,175,149	—	1,175,149
Chemicals - Plastics	—	1,134,973	—	1,134,973
Coal	1,133,117	1,181,344	—	2,314,461
Diversified Minerals	2,601,402	1,007,127	—	3,608,529
Energy - Alternate Sources	975,880	1,308,245	—	2,284,125
Forestry	3,560,697	29,372	—	3,590,069
Gold Mining	12,409,033	9,556,239	—	21,965,272
Metal - Aluminum	—	1,391,656	—	1,391,656
Metal - Copper	1,384,624	974,581	—	2,359,205
Metal - Diversified	1,953,776	137,894	—	2,091,670
Metal - Iron	—	2,488,938	—	2,488,938
Natural Resource Technology	—	—	137,351	137,351
Oil Companies - Exploration & Production	2,802,162	1,329,521	—	4,131,683
Real Estate Operating/Development	—	—	5,127,113	5,127,113
Steel - Producers	—	3,434,916	—	3,434,916

Notes to Portfolios of Investments	December 31, 2016

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Global Resources Fund (cont’d)
Investments in Securities* (cont’d)
Common Stocks: (cont’d)
Steel - Specialty	$—	$1,117,339	$—	$1,117,339
Textile - Products	—	994,755	—	994,755
All Other Common Stocks	16,948,577	—	—	16,948,577
Exchange-Traded Fund	618,076	—	—	618,076
Warrants:
Gold Mining	—	36,133	—	36,133
Purchased Call Options	—	1,136,325	—	1,136,325
Convertible Debentures	9,664,527	—	—	9,664,527
Corporate Note	—	—	2,805,938	2,805,938
Total	$55,323,208	$30,547,044	$8,070,402	$93,940,654
World Precious Minerals Fund
Investments in Securities*
Common Stocks:
Agricultural Operations	$—	$21,298	$—	$21,298
Diversified Minerals	10,763,787	1,927,171	—	12,690,958
Gold Mining	70,531,984	4,881,072	—	75,413,056
Metal - Diversified	6,969,970	3,223,229	—	10,193,199
Mining Services	—	293,278	—	293,278
Oil Companies - Exploration & Production	259	—	—	259
Other Mined Materials	—	813,689	—	813,689
Precious Metals	21,565,856	2,485,421	—	24,051,277
All Other Common Stocks	3,378,754	—	—	3,378,754
Warrants:
Diversified Minerals	—	25,258	—	25,258
Gold Mining	—	1,083,732	—	1,083,732
Metal - Diversified	—	204,063	—	204,063
Precious Metals	—	1,033,404	—	1,033,404
Silver Mining	—	—	—	—
Special Warrant	—	—	—	—
Right	135,310	—	—	135,310
Convertible Debentures	5,273,740	—	—	5,273,740
Corporate Note	—	—	748,250	748,250
Total	$118,619,660	$15,991,615	$748,250	$135,359,525
Gold and Precious Metals Fund
Investments in Securities*
Common Stocks:
Gold Mining	$62,613,652	$10,502,873	$—	$73,116,525
Medical - Hospitals	—	—	—	—
All Other Common Stocks	9,538,971	—	—	9,538,971
Warrants:
Gold Mining	—	378,198	—	378,198
Convertible Debentures	2,704,834	—	—	2,704,834
Corporate Notes	—	—	280,594	280,594
Total	$74,857,457	$10,881,071	$280,594	$86,019,122

Notes to Portfolios of Investments	December 31, 2016

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Emerging Europe Fund
Investments in Securities*
Common Stocks:
Cellular Telecommunications	$498,317	$401,557	$—	$899,874
Commercial Banks – Non US	4,552,860	2,769,219	—	7,322,079
Computer Services	252,900	467,888	—	720,788
Oil Companies - Integrated	4,449,542	3,769,503	—	8,219,045
All Other Common Stocks	471,598	23,019,668	—	23,491,266
Exchange-Traded Fund	251,952	—	—	251,952
Total	$10,477,169	$30,427,835	$—	$40,905,004
China Region Fund
Investments in Securities*
Common Stocks:	$223,440	$13,890,143	$—	$14,113,583
Exchange-Traded Fund	78,182	—	—	78,182
Purchased Call Option	—	219,000	—	219,000
Total	$301,622	$14,109,143	$—	$14,410,765

*	Refer to the Portfolio of Investments for a detailed list of the Fund’s investments.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy during the period January 1, 2016, through December 31, 2016:

Fund	Transfers From Level 1 to Level 2*	Transfers From Level 2 to Level 1*
Global Resources Fund	$—	$594,814	(1)
World Precious Minerals Fund	—	1,901,901	(1)
China Region Fund	—	85,000	(1)

*	The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.

(1)	Securities were valued at a quoted price at the end of the current period, but at the mean between bid and ask quotations at the end of the prior fiscal year.

The following is a reconciliation of assets for which unobservable inputs (Level 3) were used in determining fair value during the period January 1, 2016, through December 31, 2016:

	Rights	Total
All American Equity Fund
Beginning Balance 12/31/15	$7,659	$7,659
Net change in unrealized appreciation (depreciation)	(7,659)	(7,659)
Ending Balance 12/31/16	$—	$—

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/16(1)	$(7,659)	$(7,659)

Notes to Portfolios of Investments	December 31, 2016

	Common Stocks	Convertible Debentures	Corporate Note	Total
Holmes Macro Trends Fund
Beginning Balance 12/31/15	$349,510	$190,575	$212,500	$752,585
Purchases	—	211,750	21,329	233,079
Sales	—	(211,750)	—	(211,750)
Total realized gain (loss)	—	(167,750)	—	(167,750)
Net change in unrealized appreciation (depreciation)	(55,714)	313,991	—	258,277
Transfers out of Level 3*	—	(336,816)	—	(336,816)
Ending Balance 12/31/16	$293,796	$—	$233,829	$527,625

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/16(1)	$(55,714)	$—	$—	$(55,714)

	Common Stocks	Convertible Debentures	Corporate Note	Total
Global Resources Fund
Beginning Balance 12/31/15	$6,751,495	$4,428,765	$2,550,000	$13,730,260
Purchases	—	5,110,143	255,938	5,366,081
Sales	—	(4,920,850)	—	(4,920,850)
Total realized gain (loss)	—	(3,901,360)	—	(3,901,360)
Net change in unrealized appreciation (depreciation)	(1,487,031)	7,374,778	—	5,887,747
Transfers out of Level 3*	—	(8,091,476)	—	(8,091,476)
Ending Balance 12/31/16	$5,264,464	$—	$2,805,938	$8,070,402

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/16(1)	$(1,487,031)	$—	$—	$(1,487,031)

	Common Stocks	Warrants	Special Warrants	Convertible Debentures	Corporate Note	Total
World Precious Minerals Fund
Beginning Balance 12/31/15	$72,013	$—	$—	$2,999,700	$680,000	$3,751,713
Purchases	—	—	—	3,333,000	68,250	3,401,250
Sales	—	—	—	(5,245,346)	—	(5,245,346)
Total realized gain (loss)	—	—	—	(1,921,734)	—	(1,921,734)
Net change in unrealized appreciation (depreciation)	(72,013)	—	—	4,243,615	—	4,171,602
Transfers out of Level 3*	—	—	—	(3,409,235)	—	(3,409,235)
Ending Balance 12/31/16	$—	$—	$—	$—	$748,250	$748,250

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/16(1)	$(72,013)	$—	$—	$—	$—	$(72,013)

Notes to Portfolios of Investments	December 31, 2016

	Common Stocks	Warrants	Convertible Debentures	Corporate Notes	Total
Gold and Precious Metals Fund
Beginning Balance 12/31/15	$—	$—	1,517,175	$740,766	2,257,941
Purchases	—	—	1,685,750	25,594	1,711,344
Sales	—	—	(2,652,742)	—	(2,652,742)
Total realized gain (loss)	—	—	(967,925)	—	(967,925)
Net change in unrealized appreciation (depreciation)	—	—	2,142,215	(485,766)	1,656,449
Transfers out of Level 3*	—	—	(1,724,473)	—	(1,724,473)
Ending Balance 12/31/16	$—	$—	$—	$280,594	$280,594

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/16(1)	$—	$—	$—	$(485,766)	$(485,766)

	Corporate Note	Total
Emerging Europe Fund
Beginning Balance 12/31/15	$60,525	$60,525
Sales	(53,698)	(53,698)
Total realized gain (loss)	(1,296,647)	(1,296,647)
Net change in unrealized appreciation (depreciation)	1,289,820	1,289,820
Ending Balance 12/31/16	$—	$—

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/16(1)	$—	$—

	Common Stocks	Total
China Region Fund
Beginning Balance 12/31/15	$233,670	$233,670
Sales	(91,764)	(91,764)
Total realized gain (loss)	(4,549)	(4,549)
Net change in unrealized appreciation (depreciation)	(51,469)	(51,469)
Transfers out of Level 3*	(85,888)	(85,888)
Ending Balance 12/31/16	$—	$—

Net change in unrealized appreciation (depreciation) from Investments held as of 12/31/16(1)	$—	$—

*	The Funds’ policy is to recognize transfers in and transfers out as of the end of the reporting period.

(1)	The amounts shown represent the net change in unrealized appreciation (depreciation) attributable to only those investments still held and classified as Level 3 at December 31, 2016.

Notes to Portfolios of Investments	December 31, 2016

Significant unobservable inputs developed by the Valuation Committee (“Valuation Committee”) for Level 3 investments held at year-end are as follows:

	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
All American Equity Fund
Investments in Securities
Rights	$—	Market Transaction(1)	Discount	100%

Holmes Macro Trends Fund
Investments in Securities
Common Stocks	—	Market Transaction(1)	Discount	100%
Common Stocks	293,796	Method of Comparables Pricing(2)	Multiples	5.0 - 19.7(10.1)
Corporate Note	233,829	Market Transaction(1)	Discount	0%

Global Resources Fund
Investments in Securities
Common Stocks	137,351	Market Transaction(1)	Discount	0% - 100% discount (100% discount)
Common Stocks	5,127,113	Method of Comparables Pricing(2)	Multiples	5.0 - 19.7(10.1)
Corporate Note	2,805,938	Market Transaction(1)	Discount	0%

World Precious Minerals Fund
Investments in Securities
Common Stocks	—	Market Transaction(1)	Discount	100%
Special Warrants	—	Market Transaction(1)	Discount	100%
Corporate Note	748,250	Market Transaction(1)	Discount	0%

Gold and Precious Metals Fund
Investments in Securities
Common Stocks	—	Market Transaction(1)	Discount	100%
Corporate Notes	280,594	Market Transaction(1)	Discount	0% - 100% discount (63% discount)

(1)	Market Transaction refers to most recent known market transaction, including transactions in which the fund participated, as adjusted for any discount or premium as discussed below.

(2)

The Method of Comparables Pricing valuation technique involves determining a comparable group of companies that exhibit similar characteristics to that of the Level 3 security (the Comparables), gathering information about the Comparables to determine their range of valuation multiples and selecting the appropriate multiple within the determined range of the Comparables to apply in valuing the Level 3 security.

The majority of securities classified as Level 3 are private companies. The initial valuation is usually cost, which is then adjusted as determined by the Valuation Committee for subsequent known market transactions and evaluated for progress against anticipated milestones and current operations. An evaluation that the holding no longer meets expectations could result in the application of discounts and a significantly lower fair valuation. For certain securities, the last known market transaction is increased or decreased by changes in a market index or industry peers as approved by the Valuation Committee.

Notes to Portfolios of Investments	December 31, 2016

Affiliated Companies - Indicated in Portfolio of Investments as “+”

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions with each affiliated company during the year ended December 31, 2016.

	Shares of Affiliated Companies
Global Resources Fund	December 31, 2015	Additions	Reductions	December 31, 2016
Agriterra Ltd.	69,849,776	—	—	69,849,776
Atlas African Industries Ltd. (a)	42,993,083	212,861,538	—	255,854,621
Caribbean Resources Corp. (b)	4,362,314	—	(4,362,297)	17
Pacific Green Energy Corp.	2,400,000	—	—	2,400,000
Sunridge Gold Corp.	10,933,788	—	(10,933,788)	—	(c)
Sunridge Gold Corp., Warrants	6,333,788	—	(6,333,788)	—	(c)

At December 31, 2016, the value of investments in affiliated companies was $99,168, representing 0.10% of net assets, and the total cost was $39,515,467. Net realized losses on transactions were $24,070, and there was no income earned for the period.

	Shares of Affiliated Companies
World Precious Minerals Fund	December 31, 2015	Additions	Reductions	December 31, 2016
Argent Minerals Ltd.	17,100,000	—	—	17,100,000	(c)
Barsele Minerals Corp.	9,411,500	1,352,000	(594,500)	10,169,000
Barsele Minerals Corp., Warrants	1,850,000	—	—	1,850,000
Bonterra Resources, Inc.	2,500,000	5,250,000	(1,250,000)	6,500,000
Bonterra Resources, Inc., Warrants	625,000	625,000	—	1,250,000
Brixton Metals Corp.	—	2,500,000	—	2,500,000
Candente Gold Corp.	4,875,000	—	—	4,875,000	(c)
Canyon Resources Ltd.	10,006,593	—	—	10,006,593	(c)
Canyon Resources Ltd., Warrants	6,168,864	—	—	6,168,864	(c)
Cardinal Resources Ltd.	9,000,000	5,888,743	(888,743)	14,000,000	(c)
Cardinal Resources Ltd., Rights	1,500,000	—	—	1,500,000	(c)
Dolly Varden Silver Corp.	—	5,828,500	(200,000)	5,628,500
Fiore Exploration Ltd.	—	7,746,800	—	7,746,800
Golden Peak Minerals, Inc.	—	1,999,998	—	1,999,998
Mammoth Resources Corp.	2,818,000	2,000,000	—	4,818,000

Notes to Portfolios of Investments	December 31, 2016

	Shares of Affiliated Companies
World Precious Minerals Fund (cont’d)	December 31, 2015	Additions	Reductions	December 31, 2016
Minera Alamos, Inc.	—	4,450,000	—	4,450,000
Minera Alamos, Inc., Warrants	—	2,225,000	—	2,225,000
Mineral Mountain Resources Ltd.	10,000,000	—	(8,157,000)	1,843,000	(c)
Mineral Mountain Resources Ltd., Warrants	3,500,000	—	(3,500,000)	—	(c)
Murchison Minerals Ltd.	—	3,000,000	—	3,000,000
Murchison Minerals Ltd., Warrants	—	1,500,000	—	1,500,000
Nano One Materials Corp.	—	3,100,000	—	3,100,000
NV Gold Corp.	—	1,800,000	—	1,800,000
Orex Minerals, Inc.	9,510,000	1,752,200	(3,089,200)	8,173,000
Orex Minerals, Inc., Warrants	1,850,000	—	(600,000)	1,250,000
Red Pine Exploration, Inc.	—	12,000,000	(2,000,000)	10,000,000
Redstar Gold Corp.	8,797,714	6,202,286	—	15,000,000
Redstar Gold Corp., Warrants	—	2,500,000	—	2,500,000
Source Exploration Corp.	4,975,000	—	(4,975,000)	—	(c)
Source Exploration Corp., Warrants	2,500,000	—	(2,250,000)	250,000	(c)
Toachi Mining, Inc.	—	6,350,000	—	6,350,000
TriStar Gold, Inc.	17,994,000	7,548,500	(234,500)	25,308,000

At December 31, 2016, the value of investments in affiliated companies was $30,493,025, representing 21.60% of net assets, and the total cost was $22,022,837. Net realized gains on transactions were $1,317,076, and there was no income earned for the period.

	Shares of Affiliated Companies
Gold and Precious Metals Fund	December 31, 2015	Additions	Reductions	December 31, 2016
Jaguar Mining, Inc.	—	7,550,000	—	7,550,000	(c)

At December 31, 2016, the value of investments in affiliated companies was $0, representing 0.00% of assets, and the total cost was $0. There was no realized gain (loss) on transactions and no income earned for the period.

(a)	Effective March 17, 2016, Atlas Development & Support Services Ltd.’s name was changed to Atlas African Industries Ltd.

(b)	Effective February 10, 2016, Pacific Coal Resources Ltd.’s name was changed to Caribbean Resources Corp.

(c)	At December 31, 2016, the company is no longer defined as an affiliate, although it was an affiliated company during the year.

Notes to Portfolios of Investments	December 31, 2016

Restricted Securities - Indicated in Portfolio of Investments as “RS”

The following securities are subject to contractual and regulatory restrictions on resale or transfer. These investments may involve a high degree of business and financial risk. Because of the thinly traded markets for these investments, a Fund may be unable to liquidate its securities in a timely manner, especially if there is negative news regarding the specific securities or the markets overall. These securities could decline significantly in value before the Fund could liquidate these securities. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

Holmes Macro Trends Fund	Acquisition Date	Cost per Share/Unit
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
Pacific Infrastructure Ventures, Inc.	08/06/10-11/22/10	$1.00

As of December 31, 2016, the total cost of restricted securities was $660,454, and the total value was $527,625, representing 1.30% of net assets.

Global Resources Fund	Acquisition Date	Cost per Share/Unit
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
I-Pulse, Inc., 144A	10/04/07	$1.88
Pacific Infrastructure Ventures, Inc.	08/06/10-11/22/10	$1.00
Radisson Mining Resources, Inc.	09/22/16	$0.10

As of December 31, 2016, the total cost of restricted securities was $10,480,462, and the total value was $8,315,570, representing 8.48% of net assets.

World Precious Minerals Fund	Acquisition Date	Cost per Share/Unit
Dolly Varden Silver Corp.	08/02/16	$0.38
Golden Peak Minerals, Inc.	12/21/16	$0.37
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
Kirkland Lake Gold, Inc., 144A	12/15/16	$5.62
Murchison Minerals Ltd., 144A	08/31/16	$0.18
Murchison Minerals Ltd., 144A, Warrants (August 2018)	08/31/16	$0.00
Radisson Mining Resources, Inc.	09/22/16	$0.10

As of December 31, 2016, the total cost of restricted securities was $3,584,655, and the total value was $3,629,630, representing 2.57% of net assets.

Gold and Precious Metals Fund	Acquisition Date	Cost per Share/Unit
Interamerican Energy Corp., Corporate Note (November 2021)	05/25/12	$100.00
Kirkland Lake Gold, Inc., 144A	12/15/16	$5.62

As of December 31, 2016, the total cost of restricted securities was $1,263,961, and the total value was $1,149,826, representing 1.22% of net assets.

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Statements of Assets and Liabilities

U.S. Government Securities Ultra-Short Bond Fund
Investments, at identified cost	$54,640,917

Assets
Investments, at value:
Securities of unaffiliated issuers	$54,718,493
Cash	2,012,413
Receivables:
Dividends and interest	91,414
Capital shares sold	7,328
Investments sold	—
From adviser	2,699
Other assets	10,143
Total Assets	56,842,490

Liabilities
Payables:
Capital shares redeemed	8,744
Distributions payable	5,060
Investments purchased	—
Accrued expenses and other payables:
Adviser	—
Administration and Transfer Agent fees	7,433
Trustees	463
Other expenses	27,179
Total Liabilities	48,879

Net Assets	$56,793,611

Net Assets Consist of:
Paid-in-capital	$56,716,068
Accumulated undistributed (distributions in excess of) net investment income	11
Accumulated net realized gains (losses) from investment transactions and other assets and liabilities denominated in foreign currencies	(44)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	77,576
Net assets applicable to capital shares outstanding	$56,793,611

By share class

Net Assets
Investor Class	$56,793,611

Capital shares outstanding, an unlimited number of no par shares authorized
Investor Class	28,388,067

Net Asset Value, Public Offering Price, and Redemption Price per share*
Investor Class	$2.00

*	Redemption price per share may vary depending on length of time shares are held. See Note 1 H.

See accompanying notes to financial statements.

December 31, 2016

Near-Term Tax Free Fund	All American Equity Fund	Holmes Macro Trends Fund
$89,093,944	$15,329,106	$35,276,353

$88,498,495	$15,491,213	$36,310,700
5,952,219	1,491,302	3,915,144

1,093,449	17,272	38,593
308,957	1,724	1,957
—	862,495	1,316,025
14,852	—	—
14,836	10,243	10,233
95,882,808	17,874,249	41,592,652

512,476	23,785	10,379
10,936	—	—
—	466,938	801,573

—	8,014	34,298
23,564	3,974	6,649
807	145	331
34,457	21,632	33,400
582,240	524,488	886,630

$95,300,568	$17,349,761	$40,706,022

$96,540,412	$18,171,857	$38,850,337
1,073	11,078	—
(645,468)	(995,281)	821,342
(595,449)	162,107	1,034,343
$95,300,568	$17,349,761	$40,706,022

$95,300,568	$17,349,761	$40,706,022

43,201,269	737,267	2,182,050

$2.21	$23.53	$18.65

Statements of Assets and Liabilities

Global Resources Fund
Investments, at identified cost	$160,600,679

Assets
Investments, at value:
Securities of unaffiliated issuers	$93,841,486
Securities of affiliated issuers	99,168
Cash	4,663,169
Foreign currencies (Cost $126,865, $89,463, $94,291, $307,417 and $117,575)	124,319
Receivables:
Dividends and interest	182,998
Capital shares sold	66,064
Investments sold	22,877
Other assets	18,725
Total Assets	99,018,806

Liabilities
Payables:
Capital shares redeemed	138,541
Investments purchased	696,388
Accrued expenses and other payables:
Adviser	56,017
Administration and Transfer Agent fees	30,308
Trustees	849
Other expenses	70,839
Total Liabilities	992,942

Net Assets	$98,025,864

Net Assets Consist of:
Paid-in-capital	$631,485,060
Accumulated undistributed (distributions in excess of) net investment income	1,594,626
Accumulated net realized losses from investment transactions and other assets and liabilities denominated in foreign currencies	(468,403,977)
Net unrealized appreciation (depreciation) of investments and other assets and liabilities denominated in foreign currencies	(66,649,845)
Net assets applicable to capital shares outstanding	$98,025,864

By share class

Net Assets
Investor Class	$97,004,746
Institutional Class	$1,021,118

Capital shares outstanding, an unlimited number of no par shares authorized
Investor Class	18,470,523
Institutional Class	194,459

Net Asset Value, Public Offering Price, and Redemption Price per share*
Investor Class	$5.25
Institutional Class	5.25

*	Redemption price per share may vary depending on length of time shares are held. See Note 1 H.

See accompanying notes to financial statements.

December 31, 2016

World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
$143,032,722	$71,916,261	$40,248,328	$13,506,324

$104,866,500	$86,019,122	$40,905,004	$14,410,765
30,493,025	—	—	—
5,346,449	5,739,315	1,544,994	2,106,597
89,991	94,362	308,804	116,055

24,135	15,229	130,521	13,855
593,230	2,440,148	25,296	1,351
403,107	19,502	—	—
23,932	18,220	10,609	11,645
141,840,369	94,345,898	42,925,228	16,660,268

259,313	102,295	117,601	12,650
171,187	107,696	432,514	78,484

124,317	60,500	35,234	16,902
38,858	25,561	12,176	5,252
1,219	787	356	143
86,691	60,969	54,243	36,922
681,585	357,808	652,124	150,353

$141,158,784	$93,988,090	$42,273,104	$16,509,915

$509,906,093	$189,034,351	$341,670,644	$20,484,083
4,847,267	(2,777,434)	—	16,259
(365,921,971)	(106,371,655)	(300,041,825)	(4,893,361)
(7,672,605)	14,102,828	644,285	902,934
$141,158,784	$93,988,090	$42,273,104	$16,509,915

$137,338,130	$93,988,090	$42,273,104	$16,509,915
$3,820,654	$—	$—	$—

21,614,440	13,357,196	7,122,302	2,255,605
598,636	—	—	—

$6.35	$7.04	$5.94	$7.32
6.38	—	—	—

Statements of Operations

U.S. Government Securities Ultra-Short Bond Fund
Net Investment Income

Income
Dividends from unaffiliated issuers	$—
Net dividends	—
Interest and other	526,313
Total income	526,313

Expenses:
Management fee	299,089
Administrative services fee	52,676
Accounting service fees and expenses	78,406
Distribution plan fee	—
Transfer agent fees and expenses	67,921
Professional fees	32,515
Custodian fees	6,679
Shareholder reporting expenses	13,661
Registration fees	19,694
Trustee fees and expenses	6,087
Chief compliance officer fees	13,934
Miscellaneous expenses	10,305
Total expenses before reductions	600,967
Expenses offset - Note 1 H	—
Expenses reimbursed - Note 3	(334,097)
Net expenses	266,870

Net Investment Income (Loss)	259,443

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	16,447
Foreign currency transactions	—
Net realized gain (loss)	16,447
Net change in unrealized appreciation (depreciation) of:
Investments	50,035
Other assets and liabilities denominated in foreign currencies	—
Net change in unrealized appreciation (depreciation)	50,035

Net Realized and Unrealized Gain (Loss) on Investments	66,482

Net Increase (Decrease) In Net Assets Resulting From Operations	$325,925

See accompanying notes to financial statements.

For the Year Ended December 31, 2016

Near-Term Tax Free Fund	All American Equity Fund	Holmes Macro Trends Fund

$—	$320,318	$435,808
—	320,318	435,808
1,945,335	1	72,221
1,945,335	320,319	508,029

570,559	103,449	305,744
107,366	29,927	40,062
173,912	23,504	49,639
—	44,847	95,522
122,651	40,246	56,280
39,272	26,050	30,357
12,213	6,281	14,637
16,426	11,321	12,432
30,026	18,091	19,583
9,561	3,289	4,726
26,375	4,179	8,876
15,704	5,607	8,307
1,124,065	316,791	646,165
(20,108)	(3,490)	(6,633)
(589,697)	(3,528)	—
514,260	309,773	639,532

1,431,075	10,546	(131,503)

(258,979)	364,020	1,478,996
—	—	51
(258,979)	364,020	1,479,047

(1,746,522)	(418,440)	1,713,977
—	—	(4)
(1,746,522)	(418,440)	1,713,973

(2,005,501)	(54,420)	3,193,020

$(574,426)	$(43,874)	$3,061,517

Statements of Operations

Global Resources Fund
Net Investment Income

Income
Dividends from unaffiliated issuers	$1,939,985
Foreign tax withheld on dividends	(107,557)
Net dividends	1,832,428
Interest and other	1,216,626
Total income	3,049,054

Expenses:
Management fee	997,180
Administrative services fee	72,026
Administrative services fee - Investor Class	25,462
Administrative services fee - Institutional Class	159
Accounting service fees and expenses	134,502
Distribution plan fee	254,624
Transfer agent fees and expenses	—
Transfer agent fees and expenses - Investor Class	214,797
Transfer agent fees and expenses - Institutional Class	14,968
Professional fees	41,119
Custodian fees	52,523
Shareholder reporting expenses	—
Shareholder reporting expenses - Investor Class	35,927
Shareholder reporting expenses - Institutional Class	3,284
Registration fees	5,000
Registration fees - Investor Class	16,707
Registration fees - Institutional Class	13,131
Trustee fees and expenses	9,165
Chief compliance officer fees	23,786
Miscellaneous expenses	21,021
Total expenses before reductions	1,935,381
Expenses offset - Note 1 H	(10,231)
Expenses reimbursed - Note 3	(38,538)
Net expenses	1,886,612

Net Investment Income (Loss)	1,162,442

Net Realized and Unrealized Gain (Loss) on Investments
Realized gain (loss) from:
Securities from unaffiliated issuers	(9,109,540)
Securities from affiliated issuers	(24,070)
Foreign currency transactions	(794,077)
Net realized gain (loss)	(9,927,687)
Net change in unrealized appreciation (depreciation) of:
Investments	22,992,852
Other assets and liabilities denominated in foreign currencies	(3,523)
Net change in unrealized appreciation (depreciation)	22,989,329

Net Realized and Unrealized Gain (Loss) on Investments	13,061,642

Net Increase (Decrease) In Net Assets Resulting From Operations	$14,224,084

See accompanying notes to financial statements.

For the Year Ended December 31, 2016

World Precious Minerals Fund	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund

$447,778	$496,865	$1,707,042	$431,969
(64,086)	(52,707)	(192,911)	(31,817)
383,692	444,158	1,514,131	400,152
645,378	311,787	—	—
1,029,070	755,945	1,514,131	400,152

1,808,776	987,182	489,208	201,459
110,498	106,948	42,576	29,016
37,796	—	—	—
514	—	—	—
194,480	137,191	66,357	29,770
377,961	271,094	108,093	40,291
—	199,440	100,377	43,181
262,031	—	—	—
16,764	—	—	—
48,943	39,577	42,348	39,706
86,188	44,973	85,493	20,335
—	32,476	24,977	9,876
37,279	—	—	—
3,447	—	—	—
4,878	28,776	19,045	18,116
19,189	—	—	—
10,759	—	—	—
11,250	8,507	5,116	3,156
34,539	24,518	10,080	3,714
19,230	13,653	10,789	5,765
3,084,522	1,894,335	1,004,459	444,385
(10,907)	(13,323)	(3,445)	(1,869)
(93,577)	(21,729)	(369)	(61,666)
2,980,038	1,859,283	1,000,645	380,850

(1,950,968)	(1,103,338)	513,486	19,302

(28,421,382)	1,130,083	(2,048,542)	(1,501,897)
1,317,076	—	—	—
(4,392,572)	(2,322,339)	(554,073)	(3,346)
(31,496,878)	(1,192,256)	(2,602,615)	(1,505,243)

89,139,437	28,429,920	7,695,729	1,381,227
843	261	32,678	(189)
89,140,280	28,430,181	7,728,407	1,381,038

57,643,402	27,237,925	5,125,792	(124,205)

$55,692,434	$26,134,587	$5,639,278	$(104,903)

Statements of Changes in Net Assets

	U.S. Government Securities Ultra-Short Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets

From operations:
Net investment income	$259,443	$199,412
Net realized gains (losses)	16,447	5,413
Net change in unrealized appreciation (depreciation)	50,035	(49,997)
Net increase (decrease) in net assets from operations	325,925	154,828

Distributions to shareholders
From net investment income
Investor Class	(259,648)	(199,409)
From return of capital
Investor Class	(2,047)	—
From net realized gains
Investor Class	(17,626)	(4,251)
Total distributions to shareholders	(279,321)	(203,660)

From capital share transactions:
Proceeds from shares sold
Investor Class	12,372,975	14,907,060
Distributions reinvested
Investor Class	238,566	159,674
Proceeds from short-term trading fees
Investor Class	—	—
	12,611,541	15,066,734
Cost of shares redeemed
Investor Class	(18,426,069)	(16,476,556)
Net increase (decrease) in net assets from capital share transactions	(5,814,528)	(1,409,822)

Net Increase (Decrease) in Net Assets	(5,767,924)	(1,458,654)

Net Assets
Beginning of year	62,561,535	64,020,189

End of year	$56,793,611	$62,561,535

Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$11	$11

Capital Share Activity
Investor Class
Shares sold	6,168,822	7,448,636
Shares reinvested	118,920	79,605
Shares redeemed	(9,183,862)	(8,222,981)
Net share activity	(2,896,120)	(694,740)

See accompanying notes to financial statements.

Near-Term Tax Free Fund		All American Equity Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$1,431,075	$1,424,739	$10,546	$64,612
(258,979)	(27,203)	364,020	(1,276,414)
(1,746,522)	(297,263)	(418,440)	377,292
(574,426)	1,100,273	(43,874)	(834,510)

(1,496,282)	(1,361,713)	(27,184)	(43,038)

(13,758)	—	—	—

—	—	—	(2,220,987)
(1,510,040)	(1,361,713)	(27,184)	(2,264,025)

55,084,675	71,543,252	1,190,494	2,501,699

1,318,777	1,116,722	25,370	2,101,779

—	—	53	100
56,403,452	72,659,974	1,215,917	4,603,578

(65,787,063)	(55,225,263)	(2,912,402)	(4,323,344)
(9,383,611)	17,434,711	(1,696,485)	280,234

(11,468,077)	17,173,271	(1,767,543)	(2,818,301)

106,768,645	89,595,374	19,117,304	21,935,605

$95,300,568	$106,768,645	$17,349,761	$19,117,304

$1,073	$63,026	$11,078	$27,175

24,456,367	31,811,923	51,424	91,535
587,206	496,931	1,071	88,125
(29,364,676)	(24,584,374)	(125,203)	(157,508)
(4,321,103)	7,724,480	(72,708)	22,152

Statements of Changes in Net Assets

	Holmes Macro Trends Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$(131,503)	$(245,909)
Net realized gains (losses)	1,479,047	4,636,788
Net change in unrealized appreciation (depreciation)	1,713,973	(4,709,061)
Net increase (decrease) in net assets from operations	3,061,517	(318,182)

Distributions to shareholders
From net investment income
Investor Class	—	—
Institutional Class	—	—
From net realized gains
Investor Class	(3,169,616)	(3,075,742)
Total distributions to shareholders	(3,169,616)	(3,075,742)

From capital share transactions:
Proceeds from shares sold
Investor Class	2,661,174	2,614,600
Institutional Class	—	—
Distributions reinvested
Investor Class	2,976,381	2,906,576
Institutional Class	—	—
Proceeds from short-term trading fees
Investor Class	28	305
	5,637,583	5,521,481
Cost of shares redeemed
Investor Class	(5,958,154)	(7,242,945)
Institutional Class	—	—
Net increase (decrease) in net assets from capital share transactions	(320,571)	(1,721,464)

Net Increase (Decrease) in Net Assets	(428,670)	(5,115,388)

Net Assets
Beginning of year	41,134,692	46,250,080

End of year	$40,706,022	$41,134,692

Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$—	$44

Capital Share Activity
Investor Class
Shares sold	136,703	126,790
Shares reinvested	158,825	154,277
Shares redeemed	(325,941)	(352,634)
Net share activity	(30,413)	(71,567)
Institutional Class
Shares sold	—	—
Shares reinvested	—	—
Shares redeemed	—	—
Net share activity	—	—

See accompanying notes to financial statements.

Global Resources Fund		World Precious Minerals Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$1,162,442	$2,421,024	$(1,950,968)	$(660,652)
(9,927,687)	(76,696,259)	(31,496,878)	(53,557,002)
22,989,329	26,850,852	89,140,280	38,597,787
14,224,084	(47,424,383)	55,692,434	(15,619,867)

(3,178,190)	(1,094,201)	(454,372)	(7,134,044)
(43,050)	(33,954)	(22,591)	(8,001)

—	—	—	—
(3,221,240)	(1,128,155)	(476,963)	(7,142,045)

6,726,486	8,877,256	82,725,215	19,227,284
876,722	5,787,569	5,416,648	2,885

3,039,897	1,044,971	430,049	6,735,209
42,805	33,792	22,459	7,771

28	30	688	122
10,685,938	15,743,618	88,595,059	25,973,271

(21,821,448)	(37,739,926)	(79,820,997)	(28,492,715)
(1,849,143)	(10,849,018)	(1,056,603)	(59,118)
(12,984,653)	(32,845,326)	7,717,459	(2,578,562)

(1,981,809)	(81,397,864)	62,932,930	(25,340,474)

100,007,673	181,405,537	78,225,854	103,566,328

$98,025,864	$100,007,673	$141,158,784	$78,225,854

$1,594,626	$2,236,563	$4,847,267	$(2,181,239)

1,271,267	1,567,275	11,000,585	4,406,357
589,127	224,725	73,765	1,897,242
(4,174,210)	(6,748,854)	(10,933,443)	(6,586,395)
(2,313,816)	(4,956,854)	140,907	(282,796)

158,239	912,723	724,341	686
8,312	7,236	3,833	2,183
(368,941)	(1,981,786)	(150,268)	(14,336)
(202,390)	(1,061,827)	577,906	(11,467)

Statements of Changes in Net Assets

	Gold and Precious Metals Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets

From operations:
Net investment income (loss)	$(1,103,338)	$(522,899)
Net realized gains (losses)	(1,192,256)	(29,177,581)
Net change in unrealized appreciation (depreciation)	28,430,181	26,975,320
Net increase (decrease) in net assets from operations	26,134,587	(2,725,160)

Distributions to shareholders
From net investment income
Investor Class	(799,465)	(269,790)
Total distributions to shareholders	(799,465)	(269,790)

From capital share transactions:
Proceeds from shares sold
Investor Class	82,773,853	20,024,811
Distributions reinvested
Investor Class	743,031	248,899
Proceeds from short-term trading fees
Investor Class	2,692	460
	83,519,576	20,274,170
Cost of shares redeemed
Investor Class	(73,164,260)	(21,758,486)
Net increase (decrease) in net assets from capital share transactions	10,355,316	(1,484,316)

Net Increase (Decrease) in Net Assets	35,690,438	(4,479,266)

Net Assets
Beginning of year	58,297,652	62,776,918

End of year	$93,988,090	$58,297,652

Accumulated undistributed net investment income (distributions in excess of net investment income), end of year	$(2,777,434)	$(959,953)

Capital Share Activity
Investor Class
Shares sold	10,461,783	3,863,087
Shares reinvested	115,737	51,319
Shares redeemed	(9,147,567)	(4,144,783)
Net share activity	1,429,953	(230,377)

See accompanying notes to financial statements.

Emerging Europe Fund		China Region Fund
Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2016	Year Ended December 31, 2015

$513,486	$366,541	$19,302	$46,579
(2,602,615)	(15,611,113)	(1,505,243)	6,347
7,728,407	2,578,365	1,381,038	(1,584,324)
5,639,278	(12,666,207)	(104,903)	(1,531,398)

—	—	(27,847)	(187,603)
—	—	(27,847)	(187,603)

1,519,657	3,580,763	3,784,734	2,429,974

—	—	25,858	173,643

4	28	16	20
1,519,661	3,580,791	3,810,608	2,603,637

(9,551,413)	(15,314,877)	(3,351,272)	(5,709,295)
(8,031,752)	(11,734,086)	459,336	(3,105,658)

(2,392,474)	(24,400,293)	326,586	(4,824,659)

44,665,578	69,065,871	16,183,329	21,007,988

$42,273,104	$44,665,578	$16,509,915	$16,183,329

$—	$(271,313)	$16,259	$27,741

272,190	569,033	528,806	268,194
—	—	3,572	22,969
(1,736,202)	(2,513,600)	(459,520)	(671,842)
(1,464,012)	(1,944,567)	72,858	(380,679)

Notes to Financial Statements	December 31, 2016

Note 1: Organization and Significant Accounting Policies

U.S. Global Investors Funds (Trust), consisting of the nine separate funds (Funds) included in this report, is organized as a Delaware statutory trust. Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended, and follows the specialized accounting and reporting guidance in FASB Accounting Standards Codification 946. All funds are diversified with the exception of Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region. A nondiversified fund may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles.

A.	Security Valuations

The Funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security’s primary exchange of its market at the time of daily valuation. Options and securities for which no sale was reported are valued at the mean between the last reported bid and asked quotation. Debt securities having 60 days or less to maturity that are expected to be valued at par at maturity may be priced by the amortized cost method if the Valuation Committee determines it would approximate market value. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued by an independent pricing service using an evaluated quote based on such factors as institutional-size trading in similar groups of securities, yield, quality, maturity, coupon rate, type of issue, individual trading characteristics and other market data. For more information please see Notes to Portfolio of Investments.

B.	Cash-Concentration in Uninsured Account

For cash management purposes the Funds may concentrate cash with the Funds’ custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of December 31, 2016, The U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund, All American Equity Fund, Holmes Macro Trends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund and China Region Fund held $1,762,413, $5,702,219, $1,241,302, $3,665,144, $4,413,169, $5,096,449, $5,489,315, $1,294,994 and $1,856,597, respectively, as cash reserves at Brown Brothers Harriman & Co. (BBH) that exceeded the FDIC insurance limit.

C.	Fair Valued Securities

Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith by the Valuation Committee of U.S. Global Investors, Inc. (Adviser), under policies and procedures established by the Funds’ Board of Trustees. Fair value is the price

Notes to Financial Statements	December 31, 2016

that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Committee meets on a regular basis to review securities which may not have readily available market prices and considers a number of factors in determining fair value, including nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management’s judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer’s management, quality of the underlying property based on review of independent geological studies and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed. The Valuation Committee regularly reviews inputs and assumptions and performs transactional back-testing and disposition analysis. The Valuation Committee reports quarterly to the Funds’ Board of Trustees.

For securities traded on international exchanges, if events which may materially affect the value of a Fund’s securities occur after the close of the primary exchange and before a Fund’s net asset value is next determined, then those securities will be valued at their fair value as determined in good faith in accordance with the policies approved by the Board of Trustees. The Funds use a systematic fair value model provided by an independent third party to value international securities primarily traded on an exchange or market outside the Western Hemisphere in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the New York Stock Exchange.

D.	Security Transactions and Investment Income

Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund has confirmed the ex-dividend date. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Investment income and realized and unrealized gains (losses) are allocated to each Fund’s share class based on their respective net assets.

The Funds may purchase securities on a when-issued or delayed-delivery basis and segregate collateral on their books with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

E.	Foreign Currency Transactions

Some Funds may invest in securities of foreign issuers. The accounting records of these Funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are

Notes to Financial Statements	December 31, 2016

translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

F.	Federal Income Taxes

The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each Fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the Fund’s understanding of the tax rules and regulations in the foreign markets.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken in 2016 tax returns. The Funds file U.S. federal and excise tax returns as required. The Funds’ 2013, 2014, 2015 and 2016 (when filed) tax returns are open to examination by the federal and applicable state tax authorities. The Funds have no examinations in progress.

G.	Dividends and Distributions to Shareholders

The Funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

The Funds, except as noted below, generally pay income dividends and distribute capital gains, if any, annually. The U.S. Government Securities Ultra-Short Bond Fund and the Near-Term Tax Free Fund accrue daily and pay dividends monthly. A Fund may elect to designate a portion of the earnings and profits distributed to shareholders on the redemption of fund shares during the year as distributions for federal income tax purposes. Differences in per share dividend rates for multiclass funds generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses.

H.	Expenses

Fund specific expenses are allocated to that Fund and pro rata across share classes. Expenses that are not fund specific are allocated among Funds and pro rata across share classes. Class specific expenses (including, but not limited to, distribution plan fees, if any, a portion of the administrative services fees, transfer agency fees and expenses, shareholder reporting expenses and certain legal and registration

Notes to Financial Statements	December 31, 2016

fees) are allocated to the class that incurs such expense. Except for the U.S. Government Securities Ultra-Short Bond Fund, expense offset arrangements have been made with the Funds’ custodian so the custodian fees may be paid indirectly by credits earned on the Funds’ cash balances. Such deposit arrangements are an alternative to overnight investments. Custodian fees are presented in the Statements of Operations gross of such credits, and the credits are presented as offsets to expenses. For the U.S. Government Securities Ultra-Short Bond Fund, credits earned on its cash balance are included in interest and other income.

I.	Short-Term Trading (Redemption) Fees

Short-term trading (redemption) fees are assessed on the All American, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds (Equity Funds). These fees, which are retained by the Funds, are accounted for as an addition to paid-in capital. The fee for each of the Equity Funds is 0.05% of the amount redeemed on shares held seven days or less.

J.	Use of Estimates in Financial Statement Preparation

The Funds are investment companies accounted for in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Therefore they follow the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2: Financial Derivative Instruments

A.	Options Contracts

Equity Funds may purchase or write (sell) options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer of the option the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price.

Purchasing a put option tends to decrease a Fund’s exposure to the underlying instrument, whereas purchasing a call option tends to increase a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid to purchase

Notes to Financial Statements	December 31, 2016

options which expire are treated as realized losses. Premiums paid to purchase options which are exercised or closed are added to the cost of securities acquired or the proceeds from securities sold. The risk associated with purchasing put and call options is limited to the premium paid.

The Funds will realize a loss equal to all or a part of the premium paid for an option if the price of the underlying security or other instrument decreases or does not increase by more than the premium (in the case of a call option), or if the price of the underlying security or other instrument increases or does not decrease by more than the premium (in the case of a put option).

Writing a put option tends to increase a Fund’s exposure to the underlying instrument, whereas writing a call option tends to decrease a Fund’s exposure to the underlying instrument. The premium received is recorded as a liability in the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying transaction to determine the realized gain or loss. Written options include a risk of loss in excess of the option premium. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and thus bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

A Fund’s ability to close out its position as a purchaser or seller of a put or call option is dependent, in part, upon the liquidity of the market for that particular option. There can be no guarantee that a fund will be able to close out an option position when desired. An inability to close out its options positions may reduce a Fund’s anticipated profits or increase its losses.

As of December 31, 2016, there were no securities held in escrow by the custodian as cover for call options written.

There were no transactions in written call options during the year ended December 31, 2016.

B.	Forward Foreign Currency Contracts

The Funds enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to hedge the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability

Notes to Financial Statements	December 31, 2016

of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

There were no open forward foreign currency contracts as of December 31, 2016.

C.	Summary of Derivative Instruments

The following is a summary of the valuations of derivative instruments categorized by location in the Statements of Assets and Liabilities as of December 31, 2016:

Location	Global Resources Fund	China Region Fund
Asset derivatives
Investments, at value
Purchased options	$1,136,325	$219,000
Total	$1,136,325	$219,000

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2016:

Location	Holmes Macro Trends Fund	Global Resources Fund	World Precious Minerals Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities
Purchased options	$(50,435)	$(425,142)	$(1,336,631)
Net realized gain (loss) from foreign currency transactions
Foreign exchange contracts	—	(740,092)	(11,888,041)
	(50,435)	(1,165,234)	(13,224,672)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments
Purchased options	49,635	(23,157)	1,496,734
Net change in unrealized gain (loss) from foreign currency transactions
Foreign exchange contracts	—	—	93
	49,635	(23,157)	1,496,827
Total	$800	$(1,188,391)	$(11,727,845)

Notes to Financial Statements	December 31, 2016

Location	Gold and Precious Metals Fund	Emerging Europe Fund	China Region Fund
Realized gain (loss) on derivatives recognized in income
Realized gain (loss) from securities
Purchased options	$(757,510)	$(89,753)	$(90,420)
Net realized gain (loss) from foreign currency transactions
Foreign exchange contracts	(2,553,432)	(490,792)	—
	(3,310,942)	(580,545)	(90,420)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Net change in unrealized appreciation (depreciation) of investments
Purchased options	985,423	128,688	175,379
Net change in unrealized gain (loss) from foreign currency transactions
Foreign exchange contracts	70	30,380	—
	985,493	159,068	175,379
Total	$(2,325,449)	$(421,477)	$84,959

The average notional amounts of written options, purchased options and forward currency contracts outstanding during the year ended December 31, 2016, were approximately as follows:

Fund	Purchased Options	Forward Currency Contracts
Holmes Macro Trends	$114	$—
Global Resources	590,178	1,542,032
World Precious Minerals	139,108	6,803,255
Gold and Precious Metals	107,104	4,277,272
Emerging Europe	295,607	1,103,317
China Region	86,986	—

Note 3: Investment Advisory and Other Agreements

The Adviser, under an investment advisory agreement with the Trust in effect through October 1, 2017, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each Fund according to each Fund’s investment objectives, policies and limitations.

Notes to Financial Statements	December 31, 2016

For the services of the Adviser, each Fund pays a base management or advisory fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

Fund	Annual Percentage of Average Daily Net Assets
U.S. Government Securities Ultra-Short Bond	.50% of the first $250,000,000 and .375% of the excess
Near-Term Tax Free	.50%
All American Equity	.80% of the first $500,000,000 and .75% of the excess
Holmes Macro Trends	1.00%
Global Resources	.95% of the first $500,000,000; .90% of $500,000,001 to $1,000,000,000 and .85% of the excess
World Precious Minerals	1.00% of the first $500,000,000; .95% of $500,000,001 to $1,000,000,000 and .90% of the excess
Gold and Precious Metals	.90% of the first $500,000,000 and .85% of the excess
Emerging Europe	1.25%
China Region	1.25%

The advisory agreement also provides that the base advisory fee of the Equity Funds will be adjusted upwards or downwards by 0.25 percent if there is a performance difference of 5 percent or more between a Fund’s performance and that of its designated benchmark index over the prior 12 months. The performance adjustment is calculated separately for each share class. The benchmarks are as follows:

Fund	Benchmark Index
All American Equity	S&P 500 Index
Holmes Macro Trends	S&P Composite 1500 Index
Global Resources	S&P Global Natural Resources Index (Net Total Return)
World Precious Minerals	NYSE Arca Gold Miners Index
Gold and Precious Metals	FTSE Gold Mines Index
Emerging Europe	MSCI Emerging Markets Europe 10/40 Index (Net Total Return)
China Region	Hang Seng Composite Index

No performance adjustment is applied unless the difference between the class’s investment performance and the benchmark is 5 percent or greater (positive or negative) during the applicable performance measurement period. The performance fee adjustment is calculated monthly in arrears and is accrued ratably during the month. The management fee, net of any performance fee adjustment, is paid monthly in arrears.

Notes to Financial Statements	December 31, 2016

The amounts shown as Management fee on the Statements of Operations reflects the base fee plus/minus any performance adjustment. During the year ended December 31, 2016, the Funds recorded performance adjustments as follows:

Fund	Investor Class Performance Fee Adjustment	Institutional Class Performance Fee Adjustment
All American Equity	$(40,065)	N/A
Holmes Macro Trends	(76,353)	N/A
Global Resources	20,761	1,128
World Precious Minerals	269,126	1,721
Gold and Precious Metals	11,022	N/A
Emerging Europe	(51,270)	N/A

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) and the Adviser act as co-administrators to the Trust. Atlantic’s services to the Trust include provision of certain officers as well as assistance with certain Trust and fund administration tasks. The Funds compensate Atlantic with a fee structure based on average net assets of each fund, subject to minimum fees. The expenses payable to Atlantic are disclosed on the Statements of Assets and Liabilities.

The U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Gold and Precious Metals, Emerging Europe and China Region Funds compensate the Adviser at an annual rate of 0.05% of the average daily net assets of each Fund for administrative services provided, of which half is a fund-level fee and half is a class-level fee. The Global Resources and World Precious Minerals Funds compensate the Adviser at an annual rate of 0.05% of the average daily net assets for the Investor Class and 0.04% of the average daily net assets for the Institutional Class for administrative services provided, of which half is a fund-level fee and half is a class-level fee.

The Investor Class shares for Equity Funds in the Trust have adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 in which the Distributor is paid a fee at an annual rate of 0.25% of the average daily net assets of the Investor Class for sales and promotional services related to the distribution of Investor Class shares. The Institutional Class does not incur distribution plan fees.

The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the period ended December 31, 2016, were limited as follows for the Investor Class: U.S. Government Securities Ultra-Short Bond Fund at 0.45%, All American Equity Fund and Holmes Macro Trends Fund at 2.20%, Global Resources, World Precious Minerals, and Gold and Precious Metals Funds at 1.90%, Emerging Europe Fund at 2.85% and China Region Fund at 2.55%. These expense limitations are exclusive of any performance fee adjustments and will continue on a voluntary basis at the Adviser’s discretion. The Adviser may temporarily agree to additional reimbursements or limitations.

Notes to Financial Statements	December 31, 2016

The Adviser has contractually limited the total operating expenses of the Near-Term Tax Free Fund at 0.45% on an annualized basis through April 30, 2017.

The Adviser has voluntarily agreed to waive all class specific expenses for the Institutional Class of the Global Resources Fund and the World Precious Minerals Fund. These expense waivers are exclusive of any performance fee adjustments, and the Adviser can modify or terminate this arrangement at any time.

Atlantic Fund Services is the transfer agent for the Funds as of August 29, 2016. Prior to August 29, 2016, U.S. Bancorp Fund Services, LLC served as the transfer agent. Each Fund’s share class pays an annual fee based on the number of shareholder accounts, certain base fees and transaction- and activity-based fees for transfer agency services.

Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the Funds.

Brown Brothers Harriman & Co. (BBH) serves as the custodian. SEI Investments Global Funds Services serves as fund accounting and administration service agent with a fee structure based on average net assets of the Trust, subject to minimum fees.

Foreside Fund Services, LLC (the “Distributor”) acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis.

The Independent Trustees of the Trust each receive an annual fee of $15,000 for service to the Trust. The Chairman of the Board is paid an additional annual fee of $20,000. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the trustees.

Note 4: Investments

Cost of purchases and proceeds from sales of long-term securities for the year ended December 31, 2016, are summarized as follows:

Fund	Purchases	Sales
U.S. Government Securities Ultra-Short Bond Fund	$9,996,130	$20,534,494
Near-Term Tax Free Fund	35,837,839	30,962,837
All American Equity Fund	48,311,108	51,479,831
Holmes Macro Trends Fund	94,423,254	98,473,925
Global Resources Fund	241,865,392	252,303,175
World Precious Minerals Fund	192,829,362	191,985,040
Gold and Precious Metals Fund	176,754,464	171,034,629
Emerging Europe Fund	67,154,299	71,685,173
China Region Fund	24,246,839	24,469,360

Notes to Financial Statements	December 31, 2016

Note 5: Tax Information

The following table presents the income tax basis of securities owned at December 31, 2016, and the tax basis components of net unrealized appreciation (depreciation):

Fund	Aggregate Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Government Securities Ultra-Short Bond	$54,640,917	$100,815	$(23,239)	$77,576
Near-Term Tax Free	89,093,944	496,950	(1,092,399)	(595,449)
All American Equity	15,385,982	487,975	(382,744)	105,231
Holmes Macro Trends	35,436,618	2,196,167	(1,322,085)	874,082
Global Resources	165,221,815	11,323,775	(82,604,936)	(71,281,161)
World Precious Minerals	176,206,293	44,107,019	(84,953,787)	(40,846,768)
Gold and Precious Metals	77,551,765	25,819,414	(17,352,057)	8,467,357
Emerging Europe	40,598,489	4,006,252	(3,699,737)	306,515
China Region	13,577,386	1,969,521	(1,136,142)	833,379

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards
U.S. Government Securities Ultra-Short Bond	$—	$11	$—	$—
Near-Term Tax Free	—	1,065	—	(354,180)
All American Equity	—	11,076	—	(938,403)
Holmes Macro Trends	—	832,950	157,660	—
Global Resources	—	2,703,819	—	(464,892,032)
World Precious Minerals	—	25,987,816	—	(347,584,197)
Gold and Precious Metals	—	—	—	(103,319,587)
Emerging Europe	—	—	—	(299,691,662)
China Region	—	16,260	—	(4,822,299)

Fund (continued)	Post October Losses	Current Year Late-Year Loss Deferral	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
U.S. Government Securities Ultra-Short Bond	$(44)	$—	$77,576	$—	$77,543
Near-Term Tax Free	(291,288)	—	(595,449)	8	(1,239,844)
All American Equity	—	—	105,231	—	(822,096)
Holmes Macro Trends	—	—	874,078	(3)	1,855,685
Global Resources	—	—	(71,270,979)	(4)	(533,459,196)
World Precious Minerals	(6,304,769)	—	(40,846,153)	(6)	(368,747,309)
Gold and Precious Metals	—	(193,994)	8,467,324	(4)	(95,046,261)
Emerging Europe	—	—	294,123	(1)	(299,397,540)
China Region	—	—	831,872	(1)	(3,974,168)

Notes to Financial Statements	December 31, 2016

The differences between book-basis and tax-basis unrealized appreciation (depreciation) for All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds are attributable primarily to the tax deferral of losses on wash sales, investment in passive foreign investment companies (PFIC), adjustments for partnerships, and adjustments for grantor trusts.

Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2016, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain	Paid in Capital
U.S. Government Securities Ultra-Short Bond	$205	$(205)	$—
Near-Term Tax Free	3,254	112	(3,366)
All American Equity	541	(541)	—
Holmes Macro Trends	131,459	(131,861)	402
Global Resources	1,416,861	(1,416,332)	(529)
World Precious Minerals	9,456,437	(9,456,437)	—
Gold and Precious Metals	85,322	(85,322)	—
Emerging Europe	(242,173)	29,077,300	(28,835,127)
China Region	(2,937)	15,023,204	(15,020,267)

The tax character of distributions paid during the fiscal year ended December 31, 2016, were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
U.S. Government Securities Ultra-Short Bond	$—	$261,314	$15,960	$2,047	$279,321
Near-Term Tax Free	1,476,349	19,933	—	13,758	1,510,040
All American Equity	—	27,184	—	—	27,184
Holmes Macro Trends	—	—	3,169,616	—	3,169,616
Global Resources	—	3,221,240	—	—	3,221,240
World Precious Minerals	—	476,963	—	—	476,963
Gold and Precious Metals	—	799,465	—	—	799,465
Emerging Europe	—	—	—	—	—
China Region	—	27,847	—	—	27,847

Notes to Financial Statements	December 31, 2016

The tax character of distributions paid during the fiscal year ended December 31, 2015, were as follows:

Fund	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
U.S. Government Securities Ultra-Short Bond	$—	$199,425	$4,235	$203,660
Near-Term Tax Free	1,316,177	45,536	—	1,361,713
All American Equity	—	653,208	1,610,817	2,264,025
Holmes Macro Trends	—	—	3,075,742	3,075,742
Global Resources	—	1,128,155	—	1,128,155
World Precious Minerals	—	7,142,045	—	7,142,045
Gold and Precious Metals	—	269,790	—	269,790
Emerging Europe	—	—	—	—
China Region	—	187,603	—	187,603

Capital loss carryforwards may be used to offset current or future taxable capital gains until expiration. The Fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. Losses incurred during these years are required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. In addition, post-enactment capital losses that are carried forward retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The loss carryforwards and related expiration dates for each fund, as of December 31, 2016, are as follows:

	No Expiration		Expiration Date
Fund	Short-Term	Long-Term	2017	2018	Total
Near-Term Tax Free (a)	$154,542	$196,384	$722	$2,532	$354,180
All American Equity	938,403	—	—	—	938,403
Holmes Macro Trends (a)	—	—	—	—	—
Global Resources	157,911,652	47,767,868	259,212,512	—	464,892,032
World Precious Minerals	67,035,669	216,769,016	63,779,512	—	347,584,197
Gold and Precious Metals	36,635,685	66,683,902	—	—	103,319,587
Emerging Europe	14,051,309	12,670,868	257,523,539	15,445,946	299,691,662
China Region	4,822,299	—	—	—	4,822,299

(a)	Utilization of capital loss carryovers is subject to annual limitations.

Notes to Financial Statements	December 31, 2016

During the year ended December 31, 2016, the following funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund
Near-Term Tax Free	$35,173
All American Equity	392,852
Holmes Macro Trends	461,463
World Precious Minerals	8,536,883

In accordance with tax rules, the following net capital losses and ordinary losses (currency and late year losses) incurred after October 31, within each Fund’s tax year, are deemed to arise on the first day of the Fund’s next tax year if the Fund elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2016, as follows:

Fund	Post October 31, 2016 Capital Loss Deferral	Post October 31, 2016 Ordinary Loss Deferral
U.S. Government Securities Ultra-Short Bond	$44	$—
Near-Term Tax Free	291,288	—
World Precious Minerals	6,304,769	—
Gold and Precious Metals	—	193,994

Note 6: Risks of Concentrations and Foreign Investments

The Near-Term Tax Free Fund may be exposed to risks related to concentration of investments in a particular state or geographic area. These investments present risks resulting from changes in economic conditions of the region or the issuer.

The Global Resources Fund concentrates its investments in the natural resources industries and may be subject to greater risks and fluctuations than a portfolio representing a broader range of industries.

The World Precious Minerals and Gold and Precious Metals Funds concentrate their investments in gold and other precious metals and minerals and, therefore, may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The funds invest in securities that typically respond to changes in the price of gold and other precious metals and minerals, which can be influenced by a variety of global economic, financial and political factors; increased environmental and labor costs in mining; and changes in laws relating to mining or gold production or sales. Fluctuations in the prices of gold and other precious metals and minerals will affect the market values of the securities held by these funds.

The Emerging Europe Fund invests more than 25% of its investments in companies principally engaged in the oil, gas or banking industries. Oil and gas companies are a large part of the Russian economy, and banks typically are a significant component of emerging market economics, such as those in Russia and other Eastern European

Notes to Financial Statements	December 31, 2016

countries. The risk of concentrating investments in this group of industries will make the fund more susceptible to risk in these industries than funds which do not concentrate their investments in an industry.

The Emerging Europe Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include possible revaluation of currencies, less public information about companies, disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. Moreover, securities of many foreign issuers, including sovereign nations, and their markets may be less liquid and their prices more volatile than those securities of comparable U.S. issuers.

The China Region Fund may be exposed to risks not typically associated with investments in the United States, due to its concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

Note 7: Credit Arrangements

Each of the Funds has a revolving credit facility with BBH. Borrowings of each Fund are collateralized by any or all of the securities held by BBH as the Fund’s custodian up to the amount of the borrowing. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2 percent. Each Fund has a maximum borrowing limit of 10 percent of qualified assets. The aggregate of borrowings by all Funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility during the year ended December 31, 2016. The Funds paid BBH a total of $18,917 in commitment fees for the period ended December 31, 2016, under this arrangement.

Note 8: Change of Independent Registered Public Accounting Firm

The Funds have selected BBD, LLP (“BBD”) to serve as the Funds’ independent registered public accounting firm for the Funds’ fiscal year ended December 31, 2016. The decision to select BBD was recommended by the Funds’ Audit Committee on March 24, 2016 and was approved by the Funds’ Board of Trustees on March 24, 2016. During the Funds’ fiscal year ended December 31, 2015, neither the Funds’, nor anyone on their behalf, consulted with BBD on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of said Item 304). The selection of BBD does not reflect any disagreements with or dissatisfaction by the Funds or the Funds’ Board of Trustees with the performance of the Funds’ prior independent registered public accounting firm, KPMG, LLP (“KPMG”). The decision not to renew the engagement of KPMG, effective upon its completion of its audit for the fiscal year ended December 31, 2015, and to select BBD was recommended by the Funds’ Audit Committee and

Notes to Financial Statements	December 31, 2016

approved by the Funds’ Board of Trustees. KPMG’s report on the Funds’ financial statement for the fiscal year ended December 31, 2015 contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the Funds’ fiscal year ended 2015 (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

Note 9: New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Funds’ financial statements and related disclosures.

Note 10: Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.

Financial Highlights

U.S. Government Securities Ultra-Short Bond Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016	2015	2014	2013 *	2012 *
Net asset value, beginning of year	$2.00	$2.00	$2.00	$2.00	$2.00

Investment Activities
Net investment income	.01	.01	.01	— (a)	— (a)
Net realized and unrealized gain	— (a)	— (a)	— (a)	— (a)	—
Total from investment activities	.01	.01	.01	—	—
Distributions
From net investment income	(.01)	(.01)	(.01)	— (a)	— (a)
From return of capital	— (a)	—	—	—	—
From net realized gains	— (a)	— (a)	—	—	—

Net asset value, end of year	$2.00	$2.00	$2.00	$2.00	$2.00

Total Return (b)	.47%	.34%	.36%	.02%	.01%
Ratios to Average Net Assets:
Net investment income	.43%	.33%	.35%	.01%	.01%
Total expenses	1.00%	1.13%	1.07%	.97%	.87%
Expenses waived or reimbursed (c)	(.55)%	(.68)%	(.74)%	(.91)%	(.74)%
Net expenses (d)	.45%	.45%	.33%	.06%	.13%
Portfolio turnover rate (e)	18%	60%	33%

Net assets, end of year (in thousands)	$56,794	$62,562	$64,020	$75,227	$140,425

*

The per share amounts for the periods have been adjusted to reflect a 1-for-2 reverse stock split, which was effective December 20, 2013. In addition, on December 20, 2013, the Fund changed from a constant $1.00 net asset value per share money market fund to a U.S. Government ultra-short bond fund (that is not a money market fund) with an objective of total return with current income.

(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015	2014	2013	*	2012	*
Ratios to Average Net Assets:
Expense offset (f)	—	—	—	—		—

(e)	Portfolio turnover is not shown for periods that the Fund was a money market fund.
(f)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

Near-Term Tax Free Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$2.25	$2.25	$2.23	$2.27	$2.26

Investment Activities
Net investment income	.03	.03	.05	.05	.05
Net realized and unrealized gain (loss)	(.04)	— (a)	.02	(.04)	.01
Total from investment activities	(.01)	.03	.07	.01	.06
Distributions
From net investment income	(.03)	(.03)	(.05)	(.05)	(.05)
From return of capital	— (a)	—	—	—	—

Net asset value, end of year	$2.21	$2.25	$2.25	$2.23	$2.27

Total Return (b)	(.45)%	1.45%	3.07%	.31%	2.67%
Ratios to Average Net Assets:
Net investment income	1.25%	1.52%	2.13%	2.08%	2.21%
Total expenses	0.97%	1.09%	1.08%	1.21%	1.25%
Expenses waived or reimbursed (c)	(.52)%	(.64)%	(.63)%	(.76)%	(.80)%
Net expenses (d)	.45%	.45%	.45%	.45%	.45%
Portfolio turnover rate	33%	15%	12%	6%	7%

Net assets, end of year (in thousands)	$95,301	$106,769	$89,595	$61,884	$44,509

(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.02)%	—	(e)	—	(e)	—	(e)	—	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.

See accompanying notes to financial statements.

Financial Highlights

All American Equity Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016	2015		2014	2013	2012
Net asset value, beginning of year	$23.60	$27.84		$32.18	$25.40	$22.72

Investment Activities
Net investment income (loss)	.02	.09		(.16)	(.12)	.07
Net realized and unrealized gain (loss)	(.05)	(1.23)		.84	9.08	2.61
Total from investment activities	(.03)	(1.14)		.68	8.96	2.68
Distributions
From net investment income	(.04)	(.06)		—	(.07)	—
From net realized gains	—	(3.04)		(5.02)	(2.11)	—
Total distributions	(.04)	(3.10)		(5.02)	(2.18)	—
Short -Term Trading Fees* (a)	—	—		—	—	—

Net asset value, end of year	$23.53	$23.60		$27.84	$32.18	$25.40

Total Return (b)	(.14)%	(4.20)%		1.94%	35.55%	11.80%
Ratios to Average Net Assets:
Net investment income (loss)	.06%	.31%		(.54)%	(.45)%	.28%
Total expenses	1.75%	1.94%		2.16%	2.44%	2.72%
Expenses waived or reimbursed (c)	(.02)%	(.02)%		(.03)%	(.28)%	(.52)%
Net expenses (d)	1.73%	1.92%		2.13%	2.16%	2.20%
Portfolio turnover rate	303%	109	%(f)	253%	150%	221%

Net assets, end of year (in thousands)	$17,350	$19,117		$21,936	$23,388	$16,846

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.02)%	—	(e)	—	(e)	—	(e)	—	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Holmes Macro Trends Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016		2015		2014		2013	2012
Net asset value, beginning of year	$18.59		$20.25		$24.24		$18.51	$17.62

Investment Activities
Net investment loss	(.06)		(.11)		(.26)		(.18)	(.10)
Net realized and unrealized gain (loss)	1.68		(.06)		(1.36)		7.42	1.29
Total from investment activities	1.62		(.17)		(1.62)		7.24	1.19
Distributions from net realized gains	(1.56)		(1.49)		(2.37)		(1.51)	(.30)
Short -Term Trading Fees*(a)	—		—		—		—	—

Net asset value, end of year	$18.65		$18.59		$20.25		$24.24	$18.51

Total Return (b)	8.66%		(.94)%		(6.74)%		39.38%	6.77%
Ratios to Average Net Assets:
Net investment loss	(.34)%		(.55)%		(1.17)%		(1.11)%	(.51)%
Total expenses	1.67%		1.81%		1.94%		2.00%	1.85%
Expenses waived or reimbursed (c)	—		—		—		(.04)%	—(e )
Net expenses (d)	1.67%		1.81%		1.94%		1.96%	1.85%
Portfolio turnover rate	275	%(f)	320	%(f)	183	%(f)	109%	214%

Net assets, end of year (in thousands)	$40,706		$41,135		$46,250		$55,926	$34,639

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.02)%	—	(e)	—	(e)	—	(e)	—	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016		2015		2014		2013	2012
Net asset value, beginning of year	$4.72		$6.67		$9.36		$9.79	$9.36

Investment Activities
Net investment income (loss)	.06	*	.10	*	.04	*	.02 *	.04 *
Net realized and unrealized gain (loss)	.64	*	(2.00	)*	(2.73	)*	(.10 )*	.61 *
Total from investment activities	.70		(1.90)		(2.69)		(.08)	.65
Distributions from net investment income	(.17)		(.05)		—		(.35)	(.22)
Short -Term Trading Fees*(a)	—		—		—		—	—

Net asset value, end of year	$5.25		$4.72		$6.67		$9.36	$9.79

Total Return (b)	14.99%		(28.43)%		(28.74)%		(.72)%	6.93%
Ratios to Average Net Assets:
Net investment income (loss)	1.13%		1.72%		.44%		.16%	.44%
Total expenses	1.85%		1.58%		1.45%		1.59%	1.57%
Expenses waived or reimbursed (c)	(.01)%		(.06)%		—(e	)	—	—
Net expenses (d)	1.84%		1.52%		1.45%		1.59%	1.57%
Portfolio turnover rate (f)	255	%(g)	445	%(g)	444	%(g)	138%	117%

Net assets, end of year (in thousands)	$97,005		$98,126		$171,673		$326,320	$438,372

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.01)%	—	(e)	—	(e)	—	(e)	—	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Portfolio turnover is calculated at the fund level.
(g)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Global Resources Fund

For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,
	2016		2015		2014		2013	2012
Net asset value, beginning of year	$4.74		$6.67		$9.30		$9.74	$9.39

Investment Activities
Net investment income (loss)	.08	*	.17	*	.08	*	.07 *	.10 *
Net realized and unrealized gain (loss)	.65	*	(2.02	)*	(2.71	)*	(.10 )*	.60 *
Total from investment activities	.73		(1.85)		(2.63)		(.03)	.70
Distributions from net investment income	(.22)		(.08)		—		(.41)	(.35)
Short -Term Trading Fees*	—		—		—		— (a)	— (a)

Net asset value, end of year	$5.25		$4.74		$6.67		$9.30	$9.74

Total Return (b)	15.43%		(27.73)%		(28.28)%		(.15)%	7.44%
Ratios to Average Net Assets:
Net investment income (loss)	1.61%		2.92%		.85%		.68%	1.02%
Total expenses	5.41%		1.35%		1.13%		1.25%	1.21%
Expenses waived or reimbursed (c)	(4.05)%		(.61)%		(.27)%		(.22)%	(.14)%
Net expenses (d)	1.36%		.74%		.86%		1.03%	1.07%
Portfolio turnover rate (f)	255	%(g)	445	%(g)	444	%(g)	138%	117%

Net assets, end of year (in thousands)	$1,021		$1,882		$9,733		$51,122	$94,076

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.01)%	—	(e)	—	(e)	—	(e)	—	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Portfolio turnover rate is calculated at the fund level.
(g)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016		2015		2014		2013	2012
Net asset value, beginning of year	$3.64		$4.75		$5.69		$11.70	$13.18

Investment Activities
Net investment loss	(.09	)*	(.03	)*	(.06	)*	(.07 )*	(.11 )*
Net realized and unrealized loss	2.82	*	(.72	)*	(.88	)*	(5.94)*	(1.37)*
Total from investment activities	2.73		(.75)		(.94)		(6.01)	(1.48)
Distributions from net investment income	(.02)		(.36)		—		—	—
Short -Term Trading Fees*(a)	—		—		—		—	—

Net asset value, end of year	$6.35		$3.64		$4.75		$5.69	$11.70

Total Return (b)	75.08%		(15.64)%		(16.52)%		(51.37)%	(11.23)%
Ratios to Average Net Assets:
Net investment loss	(1.28)%		(.71)%		(.91)%		(.90)%	(.85)%
Total expenses	1.99%		1.96%		1.99%		1.85%	1.45%
Expenses waived or reimbursed (c)	(.04)%		(.15)%		(.03)%		(.02)%	—
Net expenses (d)	1.95%		1.81%		1.96%		1.83%	1.45%
Portfolio turnover rate (f)	136	%(g)	71	%(g)	61	%(g)	34%	44%

Net assets, end of year (in thousands)	$137,338		$78,150		$103,413		$134,065	$319,052

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.01)%	—	(e)	—	(e)	—	(e)	—	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Portfolio turnover rate is calculated at the fund level.
(g)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

World Precious Minerals Fund

For a capital share outstanding during the

	Institutional Class
	Year Ended December 31,
	2016		2015		2014		2013	2012
Net asset value, beginning of year	$3.65		$4.78		$5.72		$11.69	$13.10

Investment Activities
Net investment loss	(.05	)*	(.01	)*	(.05	)*	(.01 )*	(.04 )*
Net realized and unrealized loss	2.82	*	(.72	)*	(.89	)*	(5.96)*	(1.37)*
Total from investment activities	2.77		(.73)		(.94)		(5.97)	(1.41)
Distributions from net investment income	(.04)		(.40)		—		—	—
Short -Term Trading Fees*	—		—		—		—	—

Net asset value, end of year	$6.38		$3.65		$4.78		$5.72	$11.69

Total Return (a)	75.97%		(15.07)%		(16.43)%		(51.07)%	(10.76)%
Ratios to Average Net Assets:
Net investment loss	(.69)%		(.15)%		(.71)%		(.15)%	(.32)%
Total expenses	2.60%		20.51%		4.86%		3.30%	3.56%
Expenses waived or reimbursed (b)	(1.33)%		(19.31)%		(3.23)%		(1.97)%	(2.69)%
Net expenses (c)	1.27%		1.20%		1.63%		1.33%	.87%
Portfolio turnover rate (e)	136	%(f)	71	%(f)	61	%(f)	34%	44%

Net assets, end of year (in thousands)	$3,821		$76		$154		$3,660	$769

*	Based on average monthly shares outstanding.
(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(b)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(c)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Institutional Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.01)%	—	(d)	—	(d)	—	(d)	—	(d)

(d)	Effect on the expense ratio was not greater than 0.005%.
(e)	Portfolio turnover rate is calculated at the fund level.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Gold and Precious Metals Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016		2015		2014		2013	2012
Net asset value, beginning of year	$4.89		$5.16		$6.00		$11.78	$12.61

Investment Activities
Net investment loss	(.07)		(.04)		(.05)		(.06)	(.09)
Net realized and unrealized gain (loss)	2.28		(.21)		(.79)		(5.72)	(.72)
Total from investment activities	2.21		(.25)		(.84)		(5.78)	(.81)
Distributions
From net investment income	(.06)		(.02)		—		—	(.02)
Short -Term Trading Fees* (a)	—		—		—		—	—

Net asset value, end of year	$7.04		$4.89		$5.16		$6.00	$11.78

Total Return (b)	45.36%		(4.78)%		(14.00)%		(49.07)%	(6.44)%
Ratios to Average Net Assets:
Net investment loss	(1.02)%		(.83)%		(.67)%		(.48)%	(.60)%
Total expenses	1.73%		2.13%		1.93%		2.12%	1.61%
Expenses waived or reimbursed (c)	(.02)%		(.08)%		(.05)%		(.06)%	—
Net expenses (d)	1.71%		2.05%		1.88%		2.06%	1.61%
Portfolio turnover rate	181	%(f)	106	%(f)	99	%(f)	64%	95%

Net assets, end of year (in thousands)	$93,988		$58,298		$62,777		$74,627	$166,524

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment loss ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.01)%	—	(e)	—	(e)	—	(e)	—	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

Emerging Europe Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016		2015		2014		2013	2012
Net asset value, beginning of year	$5.20		$6.56		$8.82		$9.23	$7.79

Investment Activities
Net investment income	.07		.04		.06		.19	.15
Net realized and unrealized gain (loss)	.67		(1.40)		(2.11)		(.46)	1.35
Total from investment activities	.74		(1.36)		(2.05)		(.27)	1.50
Distributions from net investment income	—		—		(.21)		(.14)	(.06)
Short -Term Trading Fees*(a)	—		—		—		—	—

Net asset value, end of year	$5.94		$5.20		$6.56		$8.82	$9.23

Total Return (b)	14.23%		(20.73)%		(23.22)%		(2.93)%	19.27%
Ratios to Average Net Assets:
Net investment income	1.19%		.63%		.23%		1.59%	1.39%
Total expenses	2.31%		2.60%		2.28%		2.13%	2.15%
Expenses waived or reimbursed (c)	—	(e)	—		—		—	—
Net expenses (d)	2.31%		2.60%		2.28%		2.13%	2.15%
Portfolio turnover rate	164	%(f)	137	%(f)	93	%(f)	74%	85%

Net assets, end of year (in thousands)	$42,273		$44,666		$69,066		$122,570	$173,687

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income (loss) ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015	2014	2013	2012
Ratios to Average Net Assets:
Expense offset (e)	—	—	—	—	—

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Financial Highlights

China Region Fund

For a capital share outstanding during the

	Investor Class
	Year Ended December 31,
	2016		2015		2014		2013	2012
Net asset value, beginning of year	$7.41		$8.20		$8.28		$7.61	$6.81

Investment Activities
Net investment income (loss)	.01		.02		—(a	)	(.01)	.04
Net realized and unrealized gain (loss)	(.09)		(.72)		(.08)		.70	.78
Total from investment activities	(.08)		(.70)		(.08)		.69	.82
Distributions from net investment income	(.01)		(.09)		—		(.02)	(.02)
Short -Term Trading Fees* (a)	—		—		—		—	—

Net asset value, end of year	$7.32		$7.41		$8.20		$8.28	$7.61

Total Return (b)	(1.05)%		(8.60)%		(.97)%		9.07%	12.00%
Ratios to Average Net Assets:
Net investment income (loss)	.12%		.24%		.08%		(.12)%	.60%
Total expenses	2.74%		3.03%		2.94%		2.75%	2.64%
Expenses waived or reimbursed (c)	(.38)%		(.51)%		(.43)%		(.37)%	(.39)%
Net expenses (d)	2.36%		2.52%		2.51%		2.38%	2.25%
Portfolio turnover rate	165	%(f)	210	%(f)	235	%(f)	201%	374%

Net assets, end of year (in thousands)	$16,510		$16,183		$21,008		$26,386	$29,160

*	Based on average monthly shares outstanding.
(a)	The per share amount does not round to a full penny.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.
(c)

Expenses waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, and decrease total returns had such reductions not occurred.

(d)

The net expense ratios shown above reflect expenses after waivers and reimbursements but exclude the effect of reductions to total expenses for any expenses offset. Expense offset arrangements reduce total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred. The effect of expenses offset are as follows:

	Investor Class
	Year Ended December 31,
	2016	2015		2014		2013		2012
Ratios to Average Net Assets:
Expense offset	(.01)%	—	(e)	—	(e)	—	(e)	—	(e)

(e)	Effect on the expense ratio was not greater than 0.005%.
(f)	Excludes option transactions.

See accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
U.S. Global Investors Funds

We have audited the accompanying statements of assets and liabilities of U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund, All American Equity Fund, Holmes Macro Trends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund, and China Region Fund (the “Funds”), each a series of shares of beneficial interest in U.S. Global Investors Funds, including the portfolios of investments, as of December 31, 2016, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and the financial highlights for each of the years presented through December 31, 2015 were audited by other auditors, whose report dated February 26, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of U.S. Government Securities Ultra-Short Bond Fund, Near-Term Tax Free Fund, All American Equity Fund, Holmes Macro Trends Fund, Global Resources Fund, World Precious Minerals Fund, Gold and Precious Metals Fund, Emerging Europe Fund, and China Region Fund as of December 31, 2016, and the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 1, 2017

Trustees and Officers (unaudited)	December 31, 2016

The following table presents information about the Trustees as of December 31, 2016, together with a brief description of their principal occupations during the last five years. Each trustee serves until his death, resignation or removal and replacement. The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101. Stacey E. Hong and John Y. Keffer are considered interested trustees due to their affiliation with Atlantic. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee(1)	Other Directorships Held By Trustee During Past Five Years
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2015	Director, Blue Sky Experience (a charitable endeavor), since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	47	Trustee, Forum Funds; Trustee, Forum ETF Trust; Trustee, Forum Funds II
Mark D. Moyer Born: 1959	Trustee; Chairman Audit Committee	Since 2015	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff Davis Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University from 2009-2012.	23	Trustee, Forum ETF Trust; Trustee, Forum Funds II

(1)	The Fund Complex includes the Trust, Forum Funds, Forum Funds II and Forum ETF Trust and is overseen by different Board of Trustees.

Trustees and Officers (unaudited)	December 31, 2016

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Series in Fund Complex Overseen By Trustee(1)	Other Directorships Held By Trustee During Past Five Years
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2015	Principal, Portland Global Advisors 1996-2010.	23	Trustee, Forum ETF Trust; Trustee, Forum Funds II
Interested Trustees
Stacey E. Hong Born: 1966	Trustee	Since 2015	President, Atlantic since 2008	23	Trustee, Forum Funds II
John Y. Keffer(2) Born: 1942	Trustee	Since 2015	Chairman, Atlantic since 2008; President, Forum Investment Advisors, LLC since 2011; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	47	Trustee, Forum Funds; Trustee Forum ETF Trust; Trustee, Forum Funds II; Director, Wintergreen Fund, Inc.

(2)	Atlantic and Forum Investment Advisors, LLC are subsidiaries of Forum Holdings Corp. I, a Delaware corporation that is wholly owned by Mr. Keffer.

Trustees and Officers (unaudited)	December 31, 2016

The following table presents information about each Officer of the Trust as of December 31, 2016, together with a brief description of their principal occupations during the last five years. Each officer serves until his or her death, resignation or removal and replacement. The business address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Principal Officers of the Trust

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Jessica Chase Born: 1970	President; Chief Executive Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Karen Shaw Born: 1972	Treasurer; Chief Financial Officer	Since 2015	Senior Vice President, Atlantic since 2008.
Zachary Tackett Born: 1988	Vice President; Secretary and Anti-Money Laundering Compliance Officer, and Identity Theft Prevention Officer	Since 2015	Counsel, Atlantic since 2014; Intern Associate, Coakley & Hyde, PLLC, 2010-2013.
Carlyn Edgar Born: 1963	Chief Compliance Officer, Code of Ethics Review Officer	Since 2015	Senior Vice President, Atlantic since 2008.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2016

On September 9, 2016, the Board of Trustees (the “Board”) of U.S. Global Investors Funds (the “Trust”), including all the trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the advisory agreement with U.S. Global Investors, Inc. (the “Adviser”) for each Fund for an additional one-year term ended October 1, 2017.

In considering approval of the agreement, the Board reviewed a variety of materials relating to each Fund and the Adviser, including (i) the nature, extent and quality of services provided; (ii) a comparison of services rendered and amounts paid to other registered investment companies, including other accounts managed by the Adviser; (iii) the investment performance of the Funds measured against appropriate benchmarks; (iv) the costs of services provided and estimated profits realized by the Adviser (and its affiliates); (v) the extent to which economies of scale are realized as the Funds grow; (vi) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders; and (vii) benefits realized by the Adviser (and its affiliates) from its relationship with the Funds.

In preparation for its September meeting of the Board of Trustees of the Trust (“September Meeting”), the Trustees were presented with a range of information to assist in their deliberations. Those materials included information from Broadridge Financial Solutions, Inc. (“Broadridge”), a leading independent source of data about the mutual fund industry, which compared each Fund’s total contractual investment advisory fees, total expenses, and performance with an appropriate group of peer funds that were selected by Broadridge. The Trustees also received a memorandum from Independent Legal Counsel concerning their responsibilities with respect to the approval of the investment advisory agreement. The Independent Trustees met in executive session with Independent Legal Counsel while deliberating.

The Board reviewed the functions performed by the Adviser, the portfolio management team and support staff of the Adviser, the Adviser’s investment strategy and process for each Fund, and the Adviser’s financial condition, and considered the quality of services provided. The Board also reviewed performance information provided by Broadridge.

For the All American Equity Fund, the information showed that the Fund outperformed the median of its Broadridge peer group for the one-year period ended June 30, 2016, but underperformed the median of its Broadridge peer group for the three- and five-year periods ended June 30, 2016. The Board observed that the Fund also underperformed the S&P 500 Index, the Fund’s primary benchmark index, for the one-year period ended June 30, 2016. The Board noted the Adviser’s representation that the Fund’s underperformance could be attributed to the Fund’s overweight position in discretionary stocks relative to the index and peer group, a sector that did not significantly outperform the market during the period, as well as the Fund’s underweight positions in telecom and utility sectors relative to the index and peer group, which were sectors that outperformed the market during the period. The Board also noted the Adviser’s representation that securities held in the Fund’s portfolio that focus on value factors such as dividends and earnings growth were

Approval of Investment Advisory Agreement (unaudited)	December 31, 2016

expected to rebound in the latter half of 2016. The Board noted that the advisory fee paid to the Adviser by the Fund included a performance incentive adjustment based on the performance of the Fund during the prior 12-month period.

For the Holmes Macro Trends Fund, the information showed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended June 30, 2016. The Board observed that the Fund also underperformed the S&P Composite 1500 Index, the Fund’s primary benchmark index, for the one-year period ended June 30, 2016. The Board noted the Adviser’s representation that the Fund’s underperformance relative to its primary benchmark index and Broadridge peer group could be attributed to the Fund’s underweight positions in the utilities and telecom sectors, which outperformed the market generally during the period. The Board also noted the Adviser’s representation that the Fund’s investment model indicated that the highest rated stocks were in the discretionary sector, which suffered from poor performance early in 2016 but had rebounded since the “Brexit” at the end of June 2016, and that the Adviser was reevaluating the Fund’s investment model to incorporate exposure to additional sectors going forward. The Board noted that the advisory fee paid to the Adviser by the Fund included a performance incentive adjustment based on the performance of the Fund during the prior 12-month period.

For the Global Resources Fund, the information showed that the Fund outperformed the median of its Broadridge peer group for the one-year period ended June 30, 2016, but had underperformed the median of its Broadridge peer group for the three- and five-year periods ended June 30, 2016. The Board observed that the Fund had outperformed the S&P Global Natural Resources Index, the Fund’s primary benchmark index, for the one-year period ended June 30, 2016. The Board noted the Adviser’s representation that it was pleased with the improved performance achieved for the Fund as a result of increasing exposure to energy and making the Fund’s investment model more dynamic. The Board noted that the advisory fee paid to the Adviser by the Fund included a performance incentive adjustment based on the performance of the Fund during the prior 12-month period.

For the World Precious Minerals Fund, the information showed that the Fund outperformed the median of its Broadridge peer group for the one- and three-year periods ended June 30, 2016, but had underperformed the median of its Broadridge peer group for the five-year period ended June 30, 2016. The Board observed that the Fund had outperformed the NYSE Arca Gold Miners Index, the Fund’s primary benchmark index, for the one-year period ended June 30, 2016. The Board noted the Adviser’s representation that the Fund’s outperformance during the one-year period was largely attributable to a lower cash position, as well as revisions to the Fund’s investment model, which reallocated its weightings in certain countries, sectors, and individual securities. The Board noted that the advisory fee paid to the Adviser by the Fund included a performance incentive adjustment based on the performance of the Fund during the prior 12-month period.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2016

For the Gold and Precious Metals Fund, the information showed that the Fund outperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended June 30, 2016. The Board observed that the Fund had outperformed the FTSE Gold Mines Index, the Fund’s primary benchmark index, over the one-year period ended June 30, 2016. The Board noted the Adviser’s representation that negative real interest rates across the globe had resulted in a rally in gold stock, and noted the Fund’s dynamic approach with respect to its gold positions. The Board further noted the Adviser’s representation that the price of gold had increased in the United States during 2015 and 2016, though the rise in the price of gold was more dramatic in other countries due to currency devaluations. The Board noted that the advisory fee paid to the Adviser by the Fund included a performance incentive adjustment based on the performance of the Fund during the prior 12-month period.

For the Emerging Europe Fund, the information showed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended June 30, 2016. The Board observed that the Fund had underperformed the MSCI Emerging Markets Europe 10/40 Index, the Fund’s primary benchmark index for the one-year period ended June 30, 2016. The Board noted the Adviser’s representation that the Fund’s underperformance relative to the primary benchmark index and peer group could be attributed to the Fund’s Turkish holdings after the country’s currency declined by seven percent versus the dollar over the past year. The Board noted the Adviser’s representation that the Fund’s underweight positions in Russian holdings also hurt the Fund’s relative performance, as Russia rebounded in the first half of 2016 to correspond with the increase in the price of oil, and that the Fund’s primary benchmark index was a challenging index to outperform due to the index being heavily comprised of Russian companies. The Board noted the Adviser’s representation that the Fund’s investment model did not allocate a favorable valuation to energy companies during the period such that the Fund was not able to benefit from the rebound in the price of oil companies. The Board noted also that, although the Fund narrowly underperformed the median of its Broadridge peer group for the one-year period ended June 30, 2016, the peer funds did not necessarily represent a precise comparison because the Fund was included within a broad emerging market peer group; one that did not emphasize a dedication to emerging Europe. The Board noted the Adviser’s representation that disparities in returns between broadly diversified global emerging regions funds can be significantly different than returns in the emerging Europe region, but that the Fund’s performance had improved since the prior year as a result of refinements in the Fund’s investment model. The Board noted that the advisory fee paid to the Adviser by the Fund included a performance incentive adjustment based on the performance of the Fund during the prior 12-month period.

For the China Region Fund, the information showed that the Fund underperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended June 30, 2016. The Board observed that the Fund had underperformed the Hang Seng Composite Index, the China Fund’s primary benchmark index, for the one-year period ended June 30, 2016. The Board noted the Adviser’s representation

Approval of Investment Advisory Agreement (unaudited)	December 31, 2016

that the Fund’s underperformance relative to the peer group and index was largely derived from the continued unwinding of China’s raging bull market in the later half of 2015 and that corrective revisions to the Fund’s investment model and procedures had been implemented in early 2016, resulting in the Fund outperforming its primary benchmark index for much of the first half of 2016. The Board also noted the Adviser’s representation that the Fund was outperforming the primary benchmark index as of the date of the meeting. The Board noted that the advisory fee paid to the Adviser by the Fund included a performance incentive adjustment based on the performance of the Fund during the prior 12-month period.

For the Near-Term Tax Free Fund, the information showed that the Fund outperformed the median of its Broadridge peer group for the one-, three-, and five-year periods ended June 30, 2016. The Board observed that the Fund had underperformed the Barclays 3-Year Municipal Bond Index, the Fund’s primary benchmark index, for the one-year period ended June 30, 2016, but had outperformed the primary benchmark index gross of fees. The Board noted the Adviser’s representation that the Fund had achieved its 22nd consecutive year of gross-fee positive performance.

For the U.S. Government Securities Ultra-Short Bond Fund, the information showed that the Fund had underperformed the median of its Broadridge peer group for the one- and three-year periods ended June 30, 2016, but had outperformed the median of its Broadridge peer group for the five-year period ended June 30, 2016. The Board observed that the Fund had outperformed the Barclays US Treasury Bills 6-9 Months Index, the Fund’s primary benchmark index, for the one-year period ended June 30, 2016. The Board noted the Adviser’s representation that the primary source of the Fund’s underperformance relative to the peer group was from having the shortest effective duration versus its peers. The Board noted the Adviser’s explanation that the average effective duration of the peer group was two-and-a-half years, while the Fund’s effective duration over the same period was less than a year. The Board noted the Adviser’s representation that a shorter duration would curtail performance relative to a longer duration fund, particularly in a year where interest rates dropped, though the Adviser was pleased with the overall performance achieved for the Fund during the period.

The Board also reviewed information on each Fund’s advisory fee and expense ratios compared to the advisory fees and expense ratios of a peer group of funds based upon information prepared by Broadridge. The Board also compared the expense ratios of the Funds to industry data compiled by the Investment Company Institute (“ICI”), which reflected the expense ratios for funds of small fund complexes, categorized into relevant fund types (e.g., sector funds, international funds, and growth funds).

For the All American Equity Fund, the information showed that, as of June 30, 2016, the Fund’s actual advisory fee was less than the median of its Broadridge peer group and that the actual total expenses for the Fund were greater than the median of its Broadridge peer group. The information also showed that the Fund was in the second quintile of its applicable Broadridge peer group with regard to the actual

Approval of Investment Advisory Agreement (unaudited)	December 31, 2016

advisory fee and in the fifth quintile of its applicable Broadridge peer group with respect to the total expenses (the first quintile being the lowest fees or expenses and the fifth quintile being the highest fees or expenses).

For the Holmes Macro Trends Fund, the information showed that, as of June 30, 2016, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group. The information also showed that the Fund was in the fourth quintile of its applicable Broadridge peer group with regard to the actual advisory fee and in the fifth quintile of its applicable Broadridge peer group with respect to the total expenses.

For the Global Resources Fund, the information showed that, as of June 30, 2016, the Fund’s actual advisory fee was less than the median of its Broadridge peer group and that the actual total expenses for the Fund were higher than the median of its Broadridge peer group. The information also showed that the Fund was in the first quintile of its applicable Broadridge peer group with regard to the actual advisory fee and in the fifth quintile of its applicable Broadridge peer group with respect to the total expenses.

For the World Precious Minerals Fund, the information showed that, as of June 30, 2016, the Fund’s actual advisory fee was less than the median of its Broadridge peer group and that the actual total expenses for the Fund were higher than the median of its Broadridge peer group. The information also showed that the Fund was in the third quintile of its applicable Broadridge peer group with regard to the actual advisory fee and in the fourth quintile of its applicable Broadridge peer group with respect to the total expenses.

For the Gold and Precious Metals Fund, the information showed that, as of June 30, 2016, the Fund’s actual advisory fee and actual total expenses were each greater than the median of its Broadridge peer group. The information also showed that the Fund was in the fifth quintile of its applicable Broadridge peer group with regard to each of the actual advisory fee and total expenses.

For the Emerging Europe Fund, the information showed that, as of June 30, 2016, each of the Fund’s actual advisory fee and actual total expenses were greater than the median of its Broadridge peer group. The information also showed that the Fund was in the fifth quintile of its applicable Broadridge peer group with regard to each of the actual advisory fee and total expenses.

For the China Region Fund, the information showed that, as of June 30, 2016, the Fund’s actual advisory fee was less than the median of its Broadridge peer group and that the actual total expenses for the Fund were greater than the median of its Broadridge peer group. The information also showed that the Fund was in the second quintile of its applicable Broadridge peer group with regard to the actual advisory fee and in the fifth quintile of its applicable Broadridge peer group with respect to the total expenses.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2016

For the Near-Term Tax Free Fund, the information showed that, as of June 30, 2016, each of the Fund’s actual advisory fee and actual total expenses were less than the median of its Broadridge peer group. The information also showed that the Fund was in the first quintile of its applicable Broadridge peer group with regard to each of the actual advisory fee and total expenses.

For the U.S. Government Securities Ultra-Short Bond Fund, the information showed that, as of June 30, 2016, each of the Fund’s actual advisory fee and actual total expenses were less than the median of its Broadridge peer group. The information also showed that the Fund was in the first quintile of its applicable Broadridge peer group with regard to each of the actual advisory fee and total expenses.

The Board considered the Adviser’s representation that higher expenses are inherent in small fund complexes, such as the Trust, and that it could not operate effectively at a lower level of fees or with the burden of contractual expense caps for most funds. The Board also considered recent efforts by the Adviser designed to gain economies of scale and reduce Fund expenses, including outsourcing transfer agency and certain fund administration services. In addition, the Board noted that the Adviser is contractually limiting expenses on an annualized basis for the Near-Term Tax Free Fund at 0.45% of average net assets through April 30, 2017. The Board also noted that the Adviser will voluntarily reimburse all class specific expenses for the institutional class of the Global Resources Fund and the World Precious Minerals Fund and is currently voluntarily limiting expenses at the following levels for the Funds (the voluntary expense limitation may be modified or removed by the Adviser at any time):

	Expense Cap
Funds	Inst’l Class	Investor Class
All American Equity Fund	N/A	2.20%
China Region Fund	N/A	2.55%
Emerging Europe Fund	N/A	2.85%
Global Resources Fund	All class specific expenses	1.90%
Gold and Precious Metals Fund	N/A	1.90%
Holmes Macro Trends Fund	N/A	2.20%
Near-Term Tax Free Fund	N/A	0.45%
World Precious Minerals Fund	All class specific expenses	1.90%
U.S. Government Securities Ultra-Short Bond Fund	N/A	0.45%

The Board considered the fee structure of the agreement, including the costs of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds.

As part of its review of the agreement, the Board considered whether there will be economies of scale with respect to the management of each Fund and whether each Fund will benefit from any economies of scale. The Board noted that, in all cases, the Adviser did not believe, with respect to the investment advisory services provided, that it was realizing significant economies of scale, and that the current fees represented an appropriate sharing of economies of scale.

Approval of Investment Advisory Agreement (unaudited)	December 31, 2016

The Board noted that the Adviser engages in soft-dollar arrangements in connection with brokerage transactions for the Funds. The Board also considered benefits derived by the Adviser from its relationship with the Funds, including the other services provided and fees received by the Adviser and its affiliates for providing such services.

Based on all the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board, including the Independent Trustees, concluded that approval of the advisory agreement would be in the interests of each Fund.

Additional Information (unaudited)

Additional Federal Tax Information

The percentage of tax-exempt dividends paid by the Near-Term Tax Free Fund for the year ended December 31, 2016, was 97.55%.

The percentage of ordinary income dividends paid by the Funds during the year ended December 31, 2016, which qualify as Qualified Dividends Income (QDI) and the Dividends Received Deduction (DRD) available to corporate shareholders was:

	Qualified Dividend Income	Dividend Received Deduction
All American Equity	100.00%	100.00%
Global Resources	98.75%	97.79%
World Precious Minerals	88.11%	40.78%
Gold and Precious Metals	56.68%	5.19%
China Region	100.00%	46.78%

The amounts which represent foreign source income and foreign taxes paid during the year ended December 31, 2016, are as follows:

	Foreign Source Income	Foreign Tax Credit
Global Resources	$2,062,103	$95,836
World Precious Minerals	1,090,856	64,086
Gold and Precious Metals	770,218	52,707
China Region	426,590	31,817

In early 2017, the Funds reported on Form 1099-DIV the tax status of all distributions made during the 2016 calendar year. The Funds intend to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by each fund will be reported to shareholders on their Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637). It also appears in the Funds’ statement of additional information (Form 485B), which can be found on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-US-FUNDS (1-800-873-8637) or accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Additional Information (unaudited)

Availability of Quarterly Portfolio Schedules

The Funds provide complete lists of holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Funds’ semi-annual and annual reports to shareholders. For the first and third quarters, the Funds file the lists with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Expense Example (unaudited)	December 31, 2016

As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including short-term trading fees and exchange fees; and (2) ongoing costs, including management fees, distribution plan fees, shareholder reports (like this one), and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016) as indicated below.

●

Actual Expenses. The first line of the following table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

●

Hypothetical Example for Comparison Purposes. The second line of the following table for each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct or transactional costs, such as small account, exchange or short-term trading fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct or transactional costs were included, your costs would have been higher.

Expense Example (unaudited)	December 31, 2016

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period*
U.S. Government Securities Ultra-Short Bond Fund
Based on Actual Fund Return	$ 1,000.00	$ 997.50	$ 2.22
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,022.91	$ 2.25
Near-Term Tax Free Fund
Based on Actual Fund Return	$ 1,000.00	$ 984.40	$ 2.25
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,022.87	$ 2.29
All American Equity Fund
Based on Actual Fund Return	$ 1,000.00	$ 993.10	$ 7.26
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,017.86	$ 7.35
Holmes Macro Trends Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,138.60	$ 8.06
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,017.60	$ 7.61
Global Resources Fund Investor Class
Based on Actual Fund Return	$ 1,000.00	$ 1,064.30	$ 9.33
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,016.10	$ 9.11
Global Resources Fund Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 1,066.50	$ 7.53
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,017.86	$ 7.35
World Precious Minerals Fund Investor Class
Based on Actual Fund Return	$ 1,000.00	$ 823.40	$ 8.79
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,015.50	$ 9.71
World Precious Minerals Fund Institutional Class
Based on Actual Fund Return	$ 1,000.00	$ 826.60	$ 5.98
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,018.59	$ 6.61
Gold and Precious Metals Fund
Based on Actual Fund Return	$ 1,000.00	$ 776.90	$ 7.21
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,017.03	$ 8.18
Emerging Europe Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,116.50	$ 11.58
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,014.19	$ 11.02
China Region Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,038.60	$ 11.34
Based on Hypothetical 5% Yearly Return	$ 1,000.00	$ 1,014.01	$ 11.21

*

These calculations are based on expenses incurred in the most recent fiscal half-year. The Funds’ Investor Class’ annualized expense ratios (after reimbursements and offsets) for the six month period ended December 31, 2016, were 0.44%, 0.45%, 1.45%, 1.50%, 1.80%, 1.92%, 1.61%, 2.18% and 2.21%, respectively, for the U.S. Government Securities Ultra-Short Bond, Near-Term Tax Free, All American Equity, Holmes Macro Trends, Global Resources, World Precious Minerals, Gold and Precious Metals, Emerging Europe and China Region Funds. The funds’ Institutional Class’ annualized expense ratios (after reimbursements and offsets) for the six month period ended December 31, 2016, were 1.45% and 1.30%, respectively, for the Global Resources and World Precious Minerals Funds. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the period, then divided by 366 days in the current fiscal year.

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Atlantic Fund Services 3 Canal Plaza, Suite 600 Portland, ME 04101

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ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, U.S. Global Investors Funds (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (1)   A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- "interested" Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the "Act")), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $234,400 in 2015 and $151,900 in 2016.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2015 and $0 in 2016.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $51,250 in 2015 and $27,000 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant ("Affiliate"), by the Series' principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or an Affiliate to the Series' principal accountant for audit and permissible non-audit services are consistent with the principal accountant's independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed by the Registrant's principal accountant for non-audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $51,250 in 2015 and $27,000 in 2016. These fees related to tax services rendered to the Registrant.

(h) All non-audit services rendered in (g) above were considered by the registrant's audit committee in maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	U.S. Global Investors Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	March 7, 2017

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	March 7, 2017